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                       6 Boxes Centered Here

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                     VARIABLE UNIVERSAL LIFE

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                     and LB SERIES FUND, INC.

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                       Cover Logo Centers Here

                          Prospectuses

                         April 28, 1995

                      LUTHERAN BROTHERHOOD
                       VARIABLE INSURANCE
                        PRODUCTS COMPANY
                        LOGO CENTERS HERE

Variable  Universal Life Insurance:
Insurance with investment choice

Lutheran Brotherhood Variable Insurance Products Company's (LBVIP) Variable Universal Life insurance, also known as Flexible Premium
Variable Life, represents a unique blend of insurance and investment options. Advantages include:

* Permanent and adjustable life insurance protection. The death benefit provided by the plan may be increased (subject to insurability) or decreased to meet your changing insurance needs.

* Access to accumulated value. As you accumulate money, you can withdraw or borrow from the plan to meet other financial needs. Your money is available for paying off your mortgage early or education funding. You can also use your contract's accumulated value to fund early retirement or purchase a second home. Such withdrawals will reduce your death benefit and accumulated values.*

* Tax advantages. Under current law, your contract's cash value accumulates tax deferred. Upon death, proceeds are paid to the beneficiary income tax free.

* Investment choice. Variable Universal Life is different from traditional life insurance in that you decide the investment mix of your contract's accumulated value. You select from a variety of investment choices based on your objectives, and if your objectives change, you have the flexibility and control to redirect your investments.

LBVIP's Variable Universal Life offers life insurance protection, tax advantages and investment options in a single insurance product.

*Withdrawals and loans are subject to certain limitations. Withdrawals are subject to a $25 surrender charge, or 2% of the amount withdrawn, if less. Income tax and possible penalty tax may apply to withdrawals and loans, depending on how you structure the plan.

Four investment options to help meet your financial needs

LBVIP's Variable Universal Life offers four subaccounts that invest in corresponding portfolios of LB Series Fund, Inc.:

Growth Subaccount. This subaccount invests in the Growth Portfolio. Its objective is to seek long-term growth of capital by investing primarily in common stocks of established corporations.

High Yield Subaccount. This subaccount invests in the High Yield
Portfolio. Its objective is to seek high current income and growth of capital by investing primarily in high-yielding (junk) corporate bonds.

Income Subaccount. This subaccount invests in the Income Portfolio. Its objective is to seek a high level of income while preserving principal by investing primarily in intermediate- to long-term bonds.

Money Market Subaccount. This subaccount invests in the Money Market Portfolio.** Its objective is to seek current income with stability of principal by investing in high-quality, short-term debt securities.

**Investments in this portfolio are not insured or guaranteed by the U.S. government. There are no assurances the portfolio will maintain a stable net asset value of $1.

The Importance of the Prospectus

The purpose of the prospectus is to provide meaningful information about LBVIP's Variable Universal Life. A prospectus must be given before you can invest, and updated prospectuses are sent to all existing contract owners on an annual basis.

Please refer to the Table of Contents for more information about this booklet. You're encouraged to review this prospectus and file it for future reference.

This page does not constitute part of the prospectuses.

                 6 Solid Boxes Centered Here


                          Prospectus

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                       Flexible Premium
               Variable Life Insurance Contract
                          Issued By
               Lutheran Brotherhood Variable
                  Insurance Products Company
625 Fourth Avenue South * Minneapolis, Minnesota 55415 * (612) 339-8091

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This Prospectus describes a flexible premium variable life insurance contract (the "Contract") being offered by Lutheran Brotherhood Variable Insurance Products Company ("LBVIP"), a stock life insurance company that is an indirect subsidiary of Lutheran Brotherhood. LBVIP is offering the Contract only to persons who are eligible for membership in Lutheran Brotherhood, unless otherwise required by state law. This Contract is designed to provide insurance protection until the Insured's Attained Age 96. It is also designed to provide maximum flexibility in connection with premium payments and death benefits by giving the Contract owner the opportunity to allocate net premiums among investment alternatives with different investment objectives. A Contract owner may, subject to certain restrictions, including limitations on premium payments, vary the frequency and amount of premium payments and increase or decrease the level of death benefits payable under the Contract.
This flexibility allows a Contract owner to provide for changing insurance needs under a single insurance contract.

The Contract provides for a death benefit payable at the Insured's death. As long as the Contract remains in force, the death benefit will never be less than the current Face Amount of the Contract (although the amount of any Contract Debt and any due and unpaid Contract charges will be deducted from the death benefit proceeds). The Contract's minimum Face Amount at issue is $50,000 for Insureds with an Attained Age of 20 through 50, and $25,000 for all other Insureds. After issuance of the Contract, the minimum Face Amount at issue continues to apply to the Contract, except that if a Contract has a minimum Face Amount of $50,000 the minimum Face Amount will be reduced to $25,000 after the Insured reaches Attained Age 51. Subject to certain limitations, the Face Amount may be increased provided that the increase is for not less than $10,000. The Contract is available only on Insureds who have an Attained Age 80 or less at issue. A Contract will be issued only after payment of the Minimum Contract Issuance Premium described in the Prospectus (see the section entitled "PAYMENT AND ALLOCATION OF PREMIUMS--Issuance of a Contract" in the Prospectus).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THE PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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This Prospectus should be read and kept for future reference.  It is valid only when accompanied or preceded by the current prospectus of LB Series Fund, Inc.

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         The date of this Prospectus is April 28, 1995.

Generally, the Contract will remain in force as long as (a) the Cash Surrender Value (that is, the Accumulated Value of the Contract, less any Contract Debt, and any charges that would be imposed upon surrender or lapse), is sufficient to pay certain monthly charges imposed in connection with the Contract (including the cost of insurance and additional insurance benefits and various administrative charges) and
(b) Contract Debt does not exceed the Accumulated Value less any charges that would be imposed upon surrender or lapse. (The "Accumulated Value" is the total amount of value held under the Contract at any time). The Contract will remain in force, however, if sufficient premium payments have been made on the Contract to maintain the Death Benefit Guarantee (see the section entitled "DEATH BENEFIT GUARANTEE" in the Prospectus). This additional protection against lapse, which is called the "Death Benefit Guarantee", will apply until the specified Attained Age of the Insured shown in the Contract, which Attained Age will be the later of
(a) the Insured's Attained Age 71 and (b) the Attained Age of the Insured at the end of a period ranging from 6 to 31 years (varying with the Insured's Attained Age at issue) from the Date of Issue. Partial surrenders and the Contract Loan Amount will, subject to certain exceptions, be deducted from cumulative premium payments for the purpose of determining whether sufficient premium payments have been made to maintain this protection. The Death Benefit Guarantee terminates immediately when these cumulative premium requirements are not satisfied, subject to a very limited right of reinstatement. Each premium payment under the Contract is subject to the deduction of a percent-of-premium charge of 5% of each premium payment (a 3% sales charge and a 2% premium tax charge), as well as a premium processing charge currently equal to $1.00 per premium payment ($.50 for automatic payment plans). The amount of the Contract's death benefit may, and the Contract's Accumulated Value will, reflect the investment performance of the Subaccount(s) of the Variable Account selected by the Contract owner, as well as the frequency and amount of premiums paid, any partial surrenders, and the charges and deductions assessed in connection with the Contract. The Contract owner bears the entire investment risk for all amounts allocated to the Variable Account; no minimum Accumulated Value is guaranteed.

In general, net premiums will be allocated to one or more of the Subaccounts of the Variable Account according to the Contract owner's instructions. However, until the Contract Date (see the section entitled "DEFINITIONS" in the Prospectus), premiums paid under the Contract will be allocated to LBVIP's General Account (see "PAYMENT AND ALLOCATION OF PREMIUMS--Issuance of a Contract"), and then on the Contract Date the net premiums, plus any interest credited on premiums held in the General Account, will be transferred to the Variable Account and allocated among the Subaccount(s) pursuant to the Contract owner's instructions.

The assets of each Subaccount will be invested solely in a corresponding Portfolio of LB Series Fund, Inc. (the "Fund"), which is a diversified, open-end management investment company (commonly known as a "mutual fund"). The accompanying Prospectus for the Fund describes the investment objectives and attendant risks of the four Portfolios of the Fund, the Growth Portfolio, the High Yield Portfolio, the Income Portfolio, and the Money Market Portfolio. Additional Subaccounts (together with the related additional Portfolios of the Fund) may be added in the future.

A Contract owner will have two options with respect to the death benefit under the Contract. Under Option A, the death benefit is the greater of
(a) the Face Amount of the Contract plus the Accumulated Value and (b) a specified percentage of Accumulated Value. Under Option B, the death benefit is the greater of (a) the Face Amount of the Contract and (b) a specified percentage of Accumulated Value. Under either option, the amount payable on death is reduced by any outstanding Contract Debt and any due and unpaid charges. A Contract owner has the right to change the death benefit option, subject to certain conditions.

In addition to the charges deducted from the premium payments, certain fees and charges will be deducted from the Contract's Accumulated Value. A mortality and expense risk charge currently equal to .60% (guaranteed never to exceed .75%) of the net asset value on an annual basis will be deducted to compensate LBVIP for the risk that mortality experience or expenses will exceed those anticipated. Each month, a charge will be made (the "Monthly Deduction") including a basic monthly administration charge of $4.00; a charge for the cost of insurance and any additional benefits added by rider; and for the first 120 Monthly Deductions, an initial monthly administrative charge (the "Initial Monthly Administrative Charge"). Also, a deferred charge (the "Decrease Charge") consisting of a contingent deferred sales charge (the "Contingent Deferred Sales Charge") and a deferred administrative charge (the "Deferred Administrative Charge") will be imposed if the Contract is surrendered or lapses, or if the Contract owner requests a decrease in Face Amount, in each case at any time before 120 Monthly Deductions have been made. The amounts of the Initial Monthly Administrative Charge, the Contingent Deferred Sales Charge, and the Deferred Administrative Charge will vary depending upon a number of factors (including, as to one or more of the charges, the amount of premium payments and the Face Amount of the Contract). See "CHARGES AND DEDUCTIONS--Accumulated Value Charges-- Decrease Charge--Monthly Deduction."

Because the charges imposed upon early surrender or lapse may be significant, you should purchase a Contract only if you have the financial capability to keep it in force for a substantial period of time. Also, charges imposed upon surrender or lapse of the Contract will usually exceed the Accumulated Value of the Contract during the early Contract years, which means that payments sufficient to maintain the Death Benefit Guarantee will usually be required to avoid lapse during this period of time. Moreover, because additional charges may be imposed upon surrender or lapse after a requested increase in Face Amount, the Death Benefit Guarantee may be required to avoid lapse after a requested increase whenever the Accumulated Value is not sufficient to cover these additional charges. See "PAYMENT AND ALLOCATION OF PREMIUMS--Amount and Timing of Premiums--Contract Lapse and Reinstatement", "DEATH BENEFIT GUARANTEE", and "CHARGES AND DEDUCTIONS-- Accumulated Value Charges--Decrease Charge".

Replacing existing insurance with a Contract described in this Prospectus may not be to your advantage. In addition, it may not be to your advantage to purchase this Contract to obtain additional insurance protection if you already own another life insurance contract.

This Prospectus does not constitute an offering or solicitation in any jurisdiction in which such offering or solicitation may not be lawfully made. No person is authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus or the accompanying Fund prospectus and, if given or made, such information or representations must not be relied upon as having been authorized.

This entire Prospectus should be read to completely understand the Contract being offered.

The primary purpose of the Contract is to provide insurance protection for the beneficiary named in the Contract. No claim is made that the Contract is in any way similar or comparable to a systematic investment plan of a mutual fund.

                          TABLE OF CONTENTS

                                                                                               Page

DEFINITIONS                                                                                       6
SUMMARY                                                                                          12
     The Contract                                                                                12
     Subaccounts of the Variable Account; Portfolios of the Fund                                 12
     Death Proceeds and Death Benefit Options                                                    13
     Additional Insurance Benefits                                                               14
     Amount of Accumulated Value and Cash Surrender Value                                        14
     Flexibility to Adjust Amount of Death Benefit                                               14
     Contract Issuance                                                                           15
     Allocation of Net Premiums                                                                  15
     Contract Lapse and Reinstatement                                                            16
     Death Benefit Guarantee Protection                                                          16
     Charges Assessed in Connection with the Contract                                            17
     Free Look Privileges                                                                        19
     Loan Privileges                                                                             19
     Exchange Privileges                                                                         19
     Surrender of the Contract                                                                   20
     Tax Treatment of Accumulated Value                                                          20
     Tax Treatment of Death Benefits Received by the Beneficiary                                 20
     Employment-Related Benefit Plans                                                            20
LBVIP, LUTHERAN BROTHERHOOD AND THE VARIABLE ACCOUNT                                             21
     LBVIP and Lutheran Brotherhood                                                              21
     The Variable Account                                                                        21
     LB Series Fund, Inc.                                                                        21
     Performance Information                                                                     23
     Addition, Deletion or Substitution of Investments                                           23
CONTRACT BENEFITS                                                                                24
     Death Benefits                                                                              24
     Accumulated Value and Cash Surrender Value                                                  29
     Benefits at Maturity                                                                        30
     Payment of Contract Benefits                                                                31
PAYMENT AND ALLOCATION OF PREMIUMS                                                               32
     Issuance of a Contract                                                                      32
     Amount and Timing of Premiums                                                               32
     Allocation of Premiums and Accumulated Value                                                34
CHARGES AND DEDUCTIONS                                                                           37
     Premium Expense Charges                                                                     37
     Accumulated Value Charges                                                                   38
     Decrease Charge                                                                             38
     Monthly Deduction                                                                           42
     Partial Surrender Charge                                                                    45
     Charges Against the Variable Account                                                        46
DEATH BENEFIT GUARANTEE                                                                          46
CONTRACT RIGHTS                                                                                  49
     Loan Privileges                                                                             49
     Surrender Privileges                                                                        50
     Free Look Privileges                                                                        53
     Exchange Privileges                                                                         54
GENERAL PROVISIONS                                                                               54
     Postponement of Payments                                                                    54
     Date of Receipt                                                                             54
     The Contract                                                                                55
     Suicide                                                                                     55
     Incontestability                                                                            55
     Change of Owner or Beneficiary                                                              55
     Assignment as Collateral                                                                    55
     Misstatement of Age or Sex                                                                  55
     Due Proof of Death                                                                          55
     Reports to Contract Owners                                                                  55
     Additional Insurance Benefits                                                               56
     Accelerated Benefits Rider                                                                  57
     Reservation of Certain Rights                                                               57
FEDERAL TAX MATTERS                                                                              58
     Contract Proceeds                                                                           58
     Taxation of the Company                                                                     60
EMPLOYMENT-RELATED BENEFIT PLANS                                                                 61
SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS                                                     61
VOTING RIGHTS                                                                                    61
DIRECTORS AND OFFICERS OF LBVIP                                                                  62
     Directors                                                                                   62
     Executive Officers                                                                          62
SALES AND OTHER AGREEMENTS                                                                       63
LEGAL PROCEEDINGS                                                                                64
LEGAL MATTERS                                                                                    64
EXPERTS                                                                                          64
FURTHER INFORMATION                                                                              64
FINANCIAL STATEMENTS                                                                             65
APPENDIX A - Illustrations of Death Benefits, Accumulated Values
             and Cash Surrender Values                                                          A-1
APPENDIX B - Deferred Administrative Charges Per $1,000 of Face Amount                          B-1
APPENDIX C - Initial Monthly Administrative Charges Per $1,000 of Face Amount                   C-1

                        DEFINITIONS

Accumulated Value. The total amount of value held under a Contract at any time (which equals the sum of the amounts held in the Loan Account and Variable Account). A Contract's Accumulated Value will reflect the investment performance of the chosen Subaccounts of the Variable Account, any Net Premiums paid, any partial surrenders, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Contract (see detailed formula under "CONTRACT BENEFITS--Accumulated Value and Cash Surrender Value"). The Accumulated Value is relevant to the continuation of the Contract, to Cash Surrender Value (which determines various other rights under the Contract), to determining the amount available for Contract loans, and for computation of cost of insurance charges, and may be relevant to the computation of Death Benefits. The Accumulated Value should be distinguished from the Cash Surrender Value. The Accumulated Value, unlike the Cash Surrender Value, is not reduced by any Decrease Charge or Contract Debt. See definition of "Cash Surrender Value" below.

Attained Age. On any day during the first Contract Year, the age of the Insured on the Date of Issue, and then, on any day during each succeeding Contract Year, the age of the Insured on the Contract
Anniversary on or immediately prior to that day.

Beneficiary. The Beneficiary designated by the applicant in the application. If changed, the Beneficiary is as shown in the latest change filed with LBVIP. If no Beneficiary survives and unless otherwise provided, the Insured's estate will be the Beneficiary.

Cash Surrender Value. The Accumulated Value less any Contract Debt and any Decrease Charge. The Cash Surrender Value is relevant to continuation of the Contract and to determining the amount available upon partial or total surrender. The Cash Surrender Value should be distinguished from the Accumulated Value. See definition of "Accumulated Value" above.

CDSC Premium. An annual premium amount determined by LBVIP and used solely for the purpose of calculating the maximum Contingent Deferred Sales Charge. See definition of "Contingent Deferred Sales Charge" below. The CDSC Premium is an annual premium amount determined by LBVIP on the same basis as the Death Benefit Guarantee Premium (see definition of "Death Benefit Guarantee Premium" below), except that the CDSC Premium, unlike the Death Benefit Guarantee Premium, will not take into account any additional charge for an Insured in a substandard premium class, any charge for additional insurance benefits added by rider, the basic monthly administrative charge of $4.00 per month, or any premium processing charge. The maximum Contingent Deferred Sales Charge based on the applicable CDSC Premium (which will initially be 25% of the CDSC Premium and will then reduce as described under the definition of "Contingent Deferred Sales Charge" below) will be shown in the Contract. A separate CDSC Premium, calculated in a similar manner, will apply for any increase in Face Amount. Even though the Death Benefit Guarantee Premium may change after issuance of the Contract, once the CDSC Premium is determined for purposes of calculating the Contingent Deferred Sales Charge on the initial Face Amount or on any increase, as the case may be, the CDSC Premium will not change.

Contingent Deferred Sales Charge. A contingent deferred sales charge to compensate LBVIP for the cost of selling the Contract, including sales commissions, the printing of prospectuses and sales literature, and advertising. The Contingent Deferred Sales Charge will be imposed if the Contract is surrendered or lapses, or will be imposed in part if the Contract Owner requests a decrease in Face Amount, in each case at any time before 120 Monthly Deductions have been made. Subject to an additional limitation keyed to actual premium payments (described below), the maximum Contingent Deferred Sales Charge will be determined at Contract issuance and will equal 25% of the CDSC Premium (see definition of "CDSC Premium" above). The maximum Contingent Deferred Sales Charge based upon the CDSC Premium will be shown in the Contract. The maximum Contingent Deferred Sales Charge determined in this manner will remain level until the fifth Contract Anniversary and will then be reduced on each Monthly Anniversary commencing on the fifth Contract Anniversary. After the 60th Monthly Deduction following the fifth Contract Anniversary the Contingent Deferred Sales Charge will be zero. The actual Contingent Deferred Sales Charge will, however, never exceed 25% of premiums paid (before deducting the Premium Expense charges) during the first Contract Year. A separate Contingent Deferred Sales Charge will also be calculated, and then reduced over a 10-year period, in a similar manner upon a requested increase in Face Amount. The sum of the Contingent Deferred Sales Charge and the Deferred Administrative Charge equals the Decrease Charge. See "CHARGES AND DEDUCTIONS-- Accumulated Value Charges--Decrease Charge" at page 38.

Contract. The flexible premium variable life insurance contract offered by LBVIP and described in this Prospectus.

Contract Anniversary. The same date in each succeeding year as the Date of Issue.

Contract Date. The latest of (i) the Date of Issue; (ii) the date LBVIP receives the first premium payment on the Contract at its Home Office; and (iii) any other date mutually agreed upon by LBVIP and the Contract Owner. The Contract Date is the date on which the initial Net Premium payment(s) will be allocated to the Variable Account.

Contract Month. The period from one Monthly Anniversary to the next. The first Contract Month will be the period beginning on the Date of Issue and ending on the first Monthly Anniversary.

Contract Owner. The Insured, unless otherwise designated in the application. If a Contract has been absolutely assigned, the assignee becomes the Contract Owner. A collateral assignee is not the Contract Owner.

Contract Year. The period from one Contract Anniversary to the next. The first Contract Year will be the period beginning on the Date of Issue and ending on the first Contract Anniversary.

Date of Issue. The date shown on page 3 of the Contract that is used to determine Contract Anniversaries, Monthly Anniversaries, Contract Years and Contract Months, each of which is measured from the Date of Issue. Contract Years will be calculated differently for Contracts that lapse and are reinstated (see "PAYMENT AND ALLOCATION OF PREMIUMS--Contract Lapse and Reinstatement").

Death Benefit. The amount calculated under the applicable Death Benefit Option (Option A or Option B). The Death Benefit should be distinguished from the cash proceeds payable on the Insured's death, which will be the Death Benefit less Contract Debt and any unpaid
Monthly Deductions.  See "CONTRACT BENEFITS--Death Benefits" at page 24.

Death Benefit Guarantee. A feature of the Contract guaranteeing that the Contract will not lapse if on each Monthly Anniversary the total cumulative premiums paid under the Contract, less any partial surrenders and Contract Loan Amount, equal or exceed the sum of the Death Benefit Guarantee Premiums in effect for each Monthly Anniversary since the issuance of the Contract. If the Death Benefit Guarantee requirement is not met on a Monthly Anniversary but the Cash Surrender Value less any unearned prepaid loan interest is greater than or equal to the sum of Death Benefit Guarantee Premiums from the Date of Issue through the Monthly Anniversary, then the sum of premiums paid as used above will be deemed to increase to the amount necessary to meet the Death Benefit Guarantee requirement. In addition, a portion of any partial surrender or Contract Loan Amount may be excluded when determining if the Death Benefit Guarantee requirement is met. The Death Benefit Guarantee applies until the specified Attained Age of the Insured shown in the Contract, which Attained Age will be the later of (a) the Insured's Attained Age 71 and (b) the Attained Age of the Insured at the end of a period ranging from 6 to 31 years (varying with the Insured's Attained Age at issue) from the Date of Issue. The Death Benefit Guarantee terminates immediately when these cumulative premium requirements are not satisfied, subject to a very limited right of reinstatement that extends until 31 days after notice of termination is sent by LBVIP. As long as the Death Benefit Guarantee applies, the Contract will not lapse. The Death Benefit Guarantee provides significant protection against lapse due to poor investment performance or due to insufficient Cash Surrender Value during the early Contract Years. See "DEATH BENEFIT GUARANTEE" at page 46 and "PAYMENT AND ALLOCATION OF PREMIUMS-- Contract Lapse and Reinstatement" at page 35.

Death Benefit Guarantee Premium. A monthly premium amount specified in the Contract. The Death Benefit Guarantee Premium is determined by LBVIP based upon a formula taking into account the applicable cost of insurance charge for the Insured, using the Insured's actual premium class (see "CHARGES AND DEDUCTIONS--Monthly Deduction--Cost of Insurance"); a percentage of assumed monthly Death Benefit Guarantee Premium payment together with an assumed premium processing charge; the applicable Initial Monthly Administrative Charge (see "CHARGES AND DEDUCTIONS--Monthly Deduction--Initial Monthly Administrative Charge"); the charge for any additional insurance benefits added by rider (see "GENERAL PROVISIONS--Additional Insurance Benefits"); and the basic monthly administrative charge of $4.00 per month (see "CHARGES AND DEDUCTIONS--Monthly Deduction--Basic Monthly Administrative Charge"). The Death Benefit Guarantee Premium determines the payments required to maintain the Death Benefit Guarantee. The Death Benefit Guarantee Premium may change as the result of Contract changes. See "DEATH BENEFIT GUARANTEE" at page 46.

Death Benefit Option. Either of two death benefit options available under the Contract (Option A and Option B). See "CONTRACT BENEFITS-- Death Benefits" at page 24.

Death Benefit Option A, or Option A. One of two Death Benefit Options available under the Contract. Under this option, the Death Benefit is the greater of (a) the Face Amount plus the Accumulated Value and (b) the applicable percentage of Accumulated Value (with the Accumulated Value in each case being determined on the Valuation Date on or next following the date of the Insured's death). See "CONTRACT BENEFITS-- Death Benefits" at page 24.

Death Benefit Option B, or Option B. One of two Death Benefit Options available under the Contract. Under this option, the Death Benefit is the greater of (a) the Face Amount and (b) the applicable percentage of Accumulated Value on the Valuation Date on or next following the date of the Insured's death. See "CONTRACT BENEFITS--Death Benefits" at page 24.

Debt. The sum of all unpaid Contract loans (including any unpaid loan interest added to the loan balance) outstanding on a relevant date, less any unearned prepaid loan interest. Contract Debt should be distinguished from the Loan Amount (see definition of "Loan Amount" below), in that the Loan Amount includes any unearned prepaid loan interest. See "CONTRACT RIGHTS--Loan Privileges" at page 48.

Decrease Charge. A deferred Contract charge consisting of the Contingent Deferred Sales Charge and the Deferred Administrative Charge. The Decrease Charge is deducted from the Subaccounts of the Variable Account and paid to LBVIP upon full lapse or surrender of the Contract, or in part upon a requested decrease in Face Amount. The term "Decrease Charge" is used to describe this charge because, during the applicable 10-year period, the charge is imposed in connection with a decrease in the Face Amount, either as the result of a requested decrease in Face Amount or as the result of lapse or full surrender of the Contract (which can be viewed as a decrease in the Face Amount to zero). A separate amount of Decrease Charge is determined for the initial Face Amount and for each requested increase in Face Amount. The Decrease Charge applies until 120 Monthly Deductions have been made (that is, approximately ten years) following Contract issuance or a requested increase in Face Amount. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Decrease Charge" at page 38. Even though the Decrease Charge is deducted from the Subaccounts of the Variable Account and paid to LBVIP only upon full lapse or surrender of the Contract, or in part upon a requested decrease in Face Amount, the Decrease Charge will be taken into account in determining the Cash Surrender Value (that is, the Accumulated Value less any Contract Debt and any Decrease Charge), which determines various other rights under the Contract. See definition of "Cash Surrender Value" above.

Deferred Administrative Charge. A deferred administrative charge to reimburse LBVIP for administrative expenses incurred in issuing the Contract. The Deferred Administrative Charge will be imposed if the Contract is surrendered or lapses, or will be imposed in part if the Contract Owner requests a decrease in the Face Amount, in each case at any time before 120 Monthly Deductions have been made. The maximum amount of the Deferred Administrative Charge is determined at Contract issuance. This maximum charge is then reduced on the Date of Issue and on each subsequent Monthly Anniversary so that it reaches zero when 120 Monthly Deductions have been made. In general, the maximum Deferred Administrative Charge will equal an amount per $1,000 of Face Amount (determined from Appendix B) based upon the initial Face Amount, the Insured's Attained Age at Contract issuance, and, except for Insureds with an Attained Age at Contract issuance under 20, upon whether the Insured is a smoker or nonsmoker. As shown in Appendix B, the Deferred Administrative Charge will be lower for Contracts having a Face Amount at issuance that equals or exceeds $250,000. The Deferred Administrative Charge is, in effect, an acceleration of the Initial Monthly Administrative Charge. A separate Deferred Administrative Charge will also be calculated, and then reduced over a 10-year period, in a similar manner upon a requested increase in Face Amount. The sum of the Deferred Administrative Charge and the Contingent Deferred Sales Charge equals the Decrease Charge. See "CHARGES AND DEDUCTIONS-- Accumulated Value Charges--Decrease Charge" at page 38.

Face Amount. The minimum Death Benefit under the Contract as long as the Contract remains in force. The Face Amount will be specified in the Contract. See "CONTRACT BENEFITS--Death Benefits" at page 24.

Free Look Period. A period which follows the application for the Contract and its issuance to the Contract Owner (the "initial Free Look Period") and which also follows any application for and approval of an increase in Face Amount. The period runs to the latest of (a) 45 days after Part I of the application for the Contract is signed, (b) 10 days after the Contract Owner receives the Contract, or a Contract supplement showing an increase in Face Amount, as the case may be, and (c) 10 days after LBVIP mails or personally delivers a notice of withdrawal right to the Contract Owner. During the initial Free Look Period, the Contract Owner may cancel the Contract and receive a refund. During a Free Look Period that applies following a requested increase in Face Amount, the Contract Owner has a right to cancel the increase in Face Amount and, in effect, receive a credit or refund of charges and deductions attributable to such increase. See "CONTRACT RIGHTS--Free Look Privileges" at page 52.

Fund.  LB Series Fund, Inc., which is described in the accompanying
Prospectus.

General Account. The assets of LBVIP other than those allocated to the Variable Account or any other separate account.

Home Office. LBVIP's office at 625 Fourth Avenue South, Minneapolis, Minnesota 55415 or such other office as LBVIP shall specify in a notice to the Contract Owner.

Initial Monthly Administrative Charge. An initial monthly administrative charge to reimburse LBVIP for administrative expenses incurred in issuing the Contract. The Initial Monthly Administrative Charge will be deducted as part of the first 120 Monthly Deductions.
The amount of the Initial Monthly Administrative Charge is determined at Contract issuance. In general, the Initial Monthly Administrative Charge will equal an amount per $1,000 of Face Amount (determined from Appendix C) based upon the initial Face Amount, the Insured's Attained Age at Contract issuance, and, except for Insureds with an Attained Age at Contract issuance under 20, upon whether the Insured is a smoker or nonsmoker. As shown in Appendix C, the Initial Monthly Administrative Charge will be lower for Contracts having a Face Amount at issuance that equals or exceeds $250,000. A separate Initial Monthly Administrative Charge will also be calculated in a similar manner upon a requested increase in Face Amount or the issuance of a rider providing additional insurance benefits on the Insured's spouse. In general, the Deferred Administrative Charge included in the Decrease Charge, which is imposed upon a surrender or lapse of the Contract or in part upon a requested decrease in Face Amount, is, in effect, an acceleration of the Initial Monthly Administrative Charge. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Monthly Deduction--Initial Monthly Administrative Charge" at page 44.

Insured.  The person upon whose life the Contract is issued.

LBVIP. Lutheran Brotherhood Variable Insurance Products Company, which is an indirect subsidiary of Lutheran Brotherhood.

LBVIP Representative. A person who is licensed by state insurance officials to sell the Contracts and who is also a registered representative of Lutheran Brotherhood Securities Corp.

Loan Account. The funds transferred from the Subaccount(s) of the Variable Account to LBVIP's General Account as security for Contract loans. See "CONTRACT RIGHTS--Loan Privileges" at page 48.

Loan Amount. The sum of all unpaid Contract loans (including any unpaid loan interest added to the loan balance) outstanding on a relevant date. Interest on Contract loans is payable in advance (for the rest of the Contract Year) and at the beginning of each Contract Year thereafter (for that entire Contract Year). If interest is not paid when due, it will be added to the then outstanding Loan Amount. The Loan Amount should be distinguished from Contract Debt (see definition of "Debt" above), in that Contract Debt excludes any unearned prepaid loan interest. See "CONTRACT RIGHTS--Loan Privileges" at page 48.

Lutheran Brotherhood ("LB"). Lutheran Brotherhood, a fraternal benefit society organized under the laws of the State of Minnesota and owned by and operated for its members, and which acts as investment adviser to the Fund.

Maturity Date. The Contract Anniversary on or next following the Insured's 96th birthday.

Minimum Face Amount. The minimum Face Amount for a Contract at issuance and after any requested decrease in Face Amount. The Minimum Face Amount at issue is currently $50,000 for Insureds with an Attained Age of 20 through 50, and $25,000 for all other Insureds. After issuance of the Contract, the Minimum Face Amount at issue continues to apply to the Contract, except that if a Contract has a Minimum Face Amount of $50,000 the Minimum Face Amount will be reduced to $25,000 after the Insured reaches Attained Age 51. LBVIP reserves the right to specify a different Minimum Face Amount for Contracts issued in the future.

Minimum Conditional Insurance Premium. The premium required to put temporary insurance coverage into effect on a conditional basis. The Minimum Conditional Insurance Premium will equal three initial Death Benefit Guarantee Premiums, or, in the case of automatic monthly payment plans, two initial Death Benefit Guarantee Premiums. See "PAYMENT AND ALLOCATION OF PREMIUMS--Issuance of a Contract" at page 32.

Minimum Contract Issuance Premium. The minimum premium required for issuance of the Contract. The Minimum Contract Issuance Premium will generally equal the initial Scheduled Premium selected by the Contract Owner (e.g., the quarterly, semi-annual or annual premium payment selected by the Contract Owner) or, in the case of automatic monthly payment plans, the greater of the Minimum Conditional Insurance Premium or the initial Scheduled Premium. If the Date of Issue precedes the Contract Date and the Minimum Contract Issuance Premium otherwise required would not provide a premium payment sufficient to cover the next Contract Month, additional Scheduled Premium payment(s) sufficient to cover through the next Contract Month will be required. See "PAYMENT AND ALLOCATION OF PREMIUMS--Issuance of a Contract" at page 32.

Monthly Anniversary. The same date in each succeeding month as the Date of Issue.

Monthly Deduction. Monthly charges deducted from the Accumulated Value of the Contract. These charges include the cost of insurance charge; a basic monthly administrative charge ($4.00 per month); the Initial Monthly Administrative Charge; and charges for additional insurance benefits. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges-- Monthly Deduction" at page 42. The definition of "Monthly Deduction" in the Contract also includes any Decrease Charge being deducted for a requested decrease in Face Amount during the preceding Contract Month.

Net Premium. The premium paid less the Premium Expense Charges. See "CHARGES AND DEDUCTIONS--Premium Expense Charges" at page 37.

Planned Annual Premium.  The initial Scheduled Premium under the
Contract on an annualized basis as selected by the Contract Owner at the time of issue. The Planned Annual Premium will be shown in the Contract. See "PAYMENT AND ALLOCATION OF PREMIUMS--Amount and Timing of Premiums" at page 32.

Portfolio. A Portfolio of the Fund. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Premium Expense Charges. An amount deducted from each premium payment, which consists of a percent-of-premium charge of 5% of each premium payment (a 3% sales charge and a 2% premium tax charge) and a premium processing charge of $1.00 per premium payment ($.50 for automatic payment plans). LBVIP reserves the right to increase the premium processing charge in the future to an amount not exceeding $2.00 per premium payment ($1.00 for automatic payment plans). See "CHARGES AND DEDUCTIONS--Premium Expense Charges" at page 37.

Scheduled Premium(s). The scheduled periodic premium payments selected by the Contract Owner. This premium payment can be changed by the Contract Owner at any time. Scheduled Premiums are relevant only in determining how much a Contract Owner will be billed periodically and determining the Minimum Contract Issuance Premium. See "PAYMENT AND ALLOCATION OF PREMIUMS--Amount and Timing of Premiums" at page 32.

Subaccount. A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund. Currently, there are four Subaccounts: the Growth Subaccount (which invests exclusively in the Growth Portfolio); the High Yield Subaccount (which invests exclusively in the High Yield Portfolio); the Income Subaccount (which invests exclusively in the Income Portfolio); and the Money Market Subaccount (which invests exclusively in the Money Market Portfolio).

Unit. The measure by which the value of the Contract's interest in each Subaccount is determined. See "CONTRACT BENEFITS--Accumulated Value and Cash Surrender Value" at page 29.

Unit Value. The value of each Unit representing the Contract's interest in each Subaccount, determined as described in "CONTRACT BENEFITS-- Accumulated Value and Cash Surrender Value" at page 29.

Valuation Date. Each day the New York Stock Exchange is open for trading and any other day on which there is sufficient trading in the securities of a Portfolio of the Fund to affect materially the Unit Value in the corresponding Subaccount of the Variable Account, in each case excluding July 3 and the day after Thanksgiving.

Valuation Period. The period commencing at the close of business of a Valuation Date and ending at the close of business of the next Valuation Date.

Variable Account. LBVIP Variable Insurance Account, which is a separate account of LBVIP. The Subaccounts are subdivisions of the Variable Account.

Written Notice. A written request signed by the Contract Owner and received by LBVIP at its Home Office.

                              SUMMARY

The Contract

This flexible premium variable life insurance contract (the "Contract") issued by Lutheran Brotherhood Variable Insurance Products Company ("LBVIP") allows the Contract Owner, subject to certain limitations, to make premium payments in any amount and at any frequency. As long as the Contract remains in force, it will provide for (1) life insurance coverage on the named Insured up to the Insured's Attained Age 96; (2) Accumulated Value; (3) surrender rights and Contract loan privileges; and (4) a variety of additional insurance benefits. The Contract described in this Prospectus is being offered by LBVIP to provide protection against economic loss when the Insured dies, and not primarily as an investment.

The Contract is called "flexible premium" because, unlike many other insurance contracts, there is no fixed schedule for premium payments, even though each Contract Owner may establish a schedule of periodic premium payments ("Scheduled Premiums") which may be changed by the Contract Owner at any time. See "PAYMENT AND ALLOCATION OF PREMIUMS-- Amount and Timing of Premiums". The Contract is called "variable" because, unlike a conventional fixed-benefit whole life insurance contract, the Death Benefit under the Contract may, and the Accumulated Value and the Cash Surrender Value will, vary to reflect the investment performance of the selected Subaccounts of the Variable Account, as well as other factors. See "CONTRACT BENEFITS".

The failure to pay Scheduled Premiums will not itself cause the Contract to lapse. Conversely, the payment of premiums in any amount of frequency (including Scheduled Premiums) will not necessarily guarantee that the Contract will remain in force, except to the extent these premium payments are sufficient to maintain the Death Benefit Guarantee. See "DEATH BENEFIT GUARANTEE". In general, subject to the Death Benefit Guarantee, the Contract will lapse when (a) Cash Surrender Value is insufficient to pay the Monthly Deduction (for insurance and administration charges) or (b) Contract Debt exceeds Accumulated Value less any Decrease Charge, and in either case if a grace period expires without sufficient additional payments. See "PAYMENT AND ALLOCATION OF PREMIUMS--Contract Lapse and Reinstatement".

LBVIP will require satisfactory evidence of insurability before issuing any Contract.

LBVIP is offering the Contract only to Insureds who are eligible for membership in Lutheran Brotherhood (of which LBVIP is an indirect subsidiary), unless otherwise required by state law.

Subaccounts of the Variable Account;

Portfolios of the Fund

Each Contract Owner allocates the Net Premium payments made under such owner's Contract to one or more of the four Subaccounts of the Variable Account--the Growth Subaccount, the High Yield Subaccount, the Income Subaccount and the Money Market Subaccount. The assets of each such Subaccount will be invested in the corresponding Portfolio (the Growth Portfolio, the High Yield Portfolio, the Income Portfolio or the Money Market Portfolio) of the Fund. Subject to certain restrictions, the Contract Owner may transfer amounts among the Subaccounts of the Variable Account (see "PAYMENT AND ALLOCATION OF PREMIUMS--Allocation of Premiums and Accumulated Value").

The investment objectives of the Portfolios of the Fund (individually a "Portfolio" and collectively the "Portfolios") are:

Growth Portfolio. To achieve long-term growth of capital through investment primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

High Yield Portfolio. To achieve a higher level of income through a diversified portfolio of high yield securities ("junk bonds") which involve greater risks than higher quality investments, while also considering growth of capital as a secondary objective.

Income Portfolio. To achieve a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate and long-term fixed income securities.

Money Market Portfolio. To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt obligations.

No assurance can be given that the Portfolios of the Fund will achieve their respective investment objectives.

Shares of the Fund purchased by each Subaccount of the Variable Account will be held by LBVIP as custodian for the Variable Account.

The Fund is a diversified, open-end management investment company (commonly called a "mutual fund"), for which Lutheran Brotherhood acts as investment adviser. The investment adviser is paid a daily charge by the Fund for its investment management services equal to an annual rate of .40% of the aggregate average daily net assets of the Fund, as described in the accompanying current prospectus for the Fund. See "LBVIP, LUTHERAN BROTHERHOOD AND THE VARIABLE ACCOUNT--LB Series Fund, Inc."

State Street Bank and Trust Company, Boston, Massachusetts, acts as custodian for the securities and cash of the Fund and as transfer agent for the Fund.

The accompanying prospectus of the Fund contains detailed information about the Fund, its Portfolios, the investment advisory arrangement, and other matters relating to the Fund and its investment objectives and policies.

Death Proceeds and Death Benefit Options

As long as the Contract remains in force, LBVIP will pay the proceeds from the Contract to the Beneficiary upon receipt of due proof of death of the Insured. The proceeds from the Contract will consist of the Contract's Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured's life, less any outstanding Debt and any unpaid Monthly Deductions. See "CONTRACT BENEFITS--Death Benefits" and "GENERAL PROVISIONS--Additional Insurance Benefits".

There are two Death Benefit Options. Death Benefit Option A provides for the greater of (a) the Face Amount plus the Accumulated Value and
(b) the applicable percentage of Accumulated Value (with Accumulated Value in each case being determined on the day Written Notice is received by LBVIP, or if there is not a Valuation Date, the next following Valuation Date). Death Benefit Option B provides for the greater of (a) the Face Amount and (b) the applicable percentage of Accumulated Value on the Valuation Date on or next following the date of the Insured's death. As long as the Contract remains in force, the Death Benefit will not be less that the Contract's Face Amount in force.

Under certain circumstances, an Accelerated Benefits Rider allows a Contract Owner to receive benefits from the Contract that would be otherwise payable upon the death of the Insured. An LBVIP representative should be consulted as to whether and to what extent the rider is available in a particular state and on any particular Contract. See "GENERAL PROVISIONS--Accelerated Benefits Rider". The tax treatment of benefits paid under the Accelerated Benefits Rider is currently uncertain. See "FEDERAL TAX MATTERS--Contract Proceeds--Benefits Paid under the Accelerated Benefits Rider".

Additional Insurance Benefits

Additional insurance benefits offered under the Contract include:
waiver of Monthly Deductions in the event of total disability; waiver of selected amount in the event of total disability; additional insurance coverage for accidental death; term insurance on the Insured's spouse; term insurance on the Insured's children; a right to increase the Face Amount of the Contract on certain specified dates or life events without proof of insurability; and a cost of living insurance adjustment without proof of insurability. See "GENERAL PROVISIONS--Additional Insurance Benefits". The cost of these additional insurance benefits will be deducted from the Accumulated Value as part of the Monthly Deduction. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Monthly Deduction".

Under certain circumstances, an Accelerated Benefits Rider allows a Contract Owner residing in a state that has approved such rider to receive benefits from the Contract that would be otherwise payable upon the death of the Insured. Generally, the benefits paid under the Accelerated Benefits Rider are available if the Insured has a life expectancy of 12 months or less, or has been confined in a nursing home for at least 6 months and confinement is expected to continue for the lifetime of the Insured. If a benefit is paid under the Accelerated Benefit Rider, the amount of insurance and Accumulated Value of the Contract will be reduced or eliminated. An LBVIP representative should be consulted as to whether and to what extent the rider is available in a particular state and on any particular Contract. See "GENERAL PROVISIONS--Accelerated Benefits Rider". The tax treatment of benefits paid under the Accelerated Benefits Rider is currently uncertain. See "FEDERAL TAX MATTERS--Contract Proceeds--Benefits Paid under the Accelerated Benefits Rider".

Amount of Accumulated Value and Cash Surrender Value

The Accumulated Value of the Contract is the total amount of the value held under the Contract at any time (which equals the sum of the amounts held in the Loan Account and the Variable Account). The Contract's Accumulated Value in the Variable Account will reflect the investment performance of the chosen Subaccounts of the Variable Account, any Net Premiums paid, any partial surrenders, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Contract (including any Decrease Charge previously imposed upon a requested decrease in Face Amount). The Contract Owner bears the entire investment risk for amounts allocated to the Variable Account. LBVIP does not guarantee a minimum Accumulated Value. See "CONTRACT BENEFITS--Accumulated Value and Cash Surrender Value". The Accumulated Value is relevant to continuation of the Contract, to Cash Surrender Value (which determines various other rights under the Contract), to determining the amount available for Contract loans, and to computation of cost of insurance charges, and may be relevant to the computation of Death Benefits.

The Contract's Cash Surrender Value will be the Accumulated Value less any Contract Debt and any Decrease Charge. The Cash Surrender Value is relevant to continuation of the Contract and to determining the amount available upon partial or total surrender of the Contract.

Flexibility to Adjust Amount of Death Benefit

The Contract Owner has significant flexibility to adjust the Death Benefit by increasing or decreasing the Face Amount of the Contract.
Any change in the Face Amount may affect the charges under the Contract. Any increase in the Face Amount will result in an increase in the Monthly Deduction, and any requested increase in Face Amount will also increase the Decrease Charge, which is imposed upon lapse or surrender of the Contract or in part upon a requested decrease in Face Amount.
For any requested decrease in Face Amount, that part of the Decrease Charge reflecting the decrease will reduce the Accumulated Value attributable to the Contract, and the Decrease Charge will be reduced by this amount. See "CONTRACT BENEFITS--Death Benefits--Changes in Face Amount".

The minimum requested increase in Face Amount is $10,000 and any requested increase may require additional evidence of insurability. See "CONTRACT BENEFITS--Death Benefits--Changes in Face Amount". Any requested increase in Face Amount is subject to a limited "free look" privilege (see "CONTRACT RIGHTS--Free Look Privileges"), and, during the first 24 months following the increase, to an exchange privilege (see "CONTRACT RIGHTS--Exchange Privileges").

Any requested decrease in Face Amount cannot result in a Face Amount less than the Minimum Face Amount. The minimum Face Amount ("Minimum Face Amount") at issue for a Contract is $50,000 for Insureds with an Attained Age of 20 through 50, and $25,000 for all other Insureds.
After issuance of the Contract, the Minimum Face Amount at issue continues to apply to the Contract, except that if a Contract has a Minimum Face Amount of $50,000 the Minimum Face Amount will be reduced to $25,000 after an Insured reaches Attained Age 51. LBVIP reserves the right to establish a different Minimum Face Amount for Contracts issued in the future.

To the extent that a requested decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, LBVIP will not effect the decrease. See "PAYMENT AND ALLOCATION OF PREMIUMS--Amount and Timing of Premiums--Premium Limitations".

Contract Issuance

If the applicant desires to have temporary insurance pending Contract issuance, LBVIP will require a premium payment (the "Minimum Conditional Insurance Premium") equal to three initial Death Benefit Guarantee Premiums, or, in the case of automatic monthly payment plans, two initial Death Benefit Guarantee Premiums. If LBVIP subsequently determines that the proposed Insured is not an acceptable risk under LBVIP's underwriting standards and rules, even if the Minimum Conditional Insurance Premium has been paid, no temporary insurance coverage will have been provided and any premium paid will be refunded (without interest). Upon delivery of the Contract, the balance (if any) of the premium required before issuance of the Contract (the "Minimum Contract Issuance Premium") must be paid. The Minimum Contract Issuance Premium will equal the initial Scheduled Premium selected by the Contract Owner (e.g., the quarterly, semi-annual or annual premium payment selected by the Contract Owner), or, in the case of automatic monthly payment plans, the greater of the Minimum Conditional Insurance Premium or the initial Scheduled Premium. If the Date of Issue precedes the Contract Date and the Minimum Contract Issuance Premium otherwise required would not provide a premium payment sufficient to cover the next Contract Month, additional Scheduled Premium payment(s) sufficient to cover through the next Contract Month will be required. See "PAYMENT AND ALLOCATION OF PREMIUMS--Amount and Timing of Premiums".

Until the Contract Date, premium payments will be held in LBVIP's General Account. If a Contract is issued, interest will be credited on premium payments held in the General Account at a rate of interest determined by LBVIP; no interest will be credited on these premium payments if no Contract is issued (but the full amount of any premiums paid, without deduction of any Contract charges, would be refunded). On the Contract Date, the Premium Expense Charges attributable to the premiums paid will be deducted and the balance of the amount of such premiums held in the General Account, together with any interest credited on premiums held in the General Account (on which no Premium Expense Charges will be imposed), will be transferred from the General Account and allocated to the Variable Account among the Subaccount(s) pursuant to the Contract Owner's instructions. See "PAYMENT AND ALLOCATION OF PREMIUMS--Issuance of a Contract".

Allocation of Net Premiums

Net Premiums are the premiums paid less the Premium Expense Charges.
See "CHARGES AND DEDUCTIONS--Premium Expense Charges". Net Premiums will generally be allocated to the Subaccount(s) of the Variable Account in accordance with the Contract Owner's instructions (as specified in the Application for the Contract or as subsequently changed). Each Subaccount invests in a corresponding Portfolio of the Fund. The Contract Owner will bear the investment risk of Net Premiums allocated to the Subaccount(s). Subject to certain restrictions, a Contract Owner may transfer amounts among the Subaccounts of the Variable Account. See "PAYMENT AND ALLOCATION OF PREMIUMS--Allocation of Premiums and Accumulated Value".

The Contract Owner must notify LBVIP if payment is a loan repayment; otherwise, it will be considered a premium payment.

Contract Lapse and Reinstatement

The failure to make a Scheduled Premium payment will not itself cause a Contract to lapse. Subject to the Death Benefit Guarantee (see "DEATH BENEFIT GUARANTEE"), lapse will only occur when (a) the Cash Surrender Value (that is, the Accumulated Value less any Contract Debt and any Decrease Charge) is insufficient to cover the Monthly Deduction or (b) Contract Debt exceeds the Accumulated Value less any Decrease Charge, and in either case if a 61-day grace period expires without a sufficient payment. See "PAYMENT AND ALLOCATION OF PREMIUMS--Contract Lapse and Reinstatement".

Subject to certain conditions (including evidence of insurability satisfactory to LBVIP and the payment of a sufficient premium), a Contract may be reinstated at any time within 5 years after the expiration of the grace period and before the Maturity Date. See "PAYMENT AND ALLOCATION OF PREMIUMS--Contract Lapse and Reinstatement".

Death Benefit Guarantee Protection

The Contract will not lapse if sufficient premium payments have been made to maintain the Death Benefit Guarantee. In general, in order to maintain the Death Benefit Guarantee, as of each Monthly Anniversary the total cumulative premiums paid under the Contract, less any partial surrenders and Contract Loan Amount must equal or exceed the sum of the Death Benefit Guarantee Premiums in effect for each Monthly Anniversary since the issuance of the Contract. If the Death Benefit Guarantee requirement is not met on a Monthly Anniversary but the Cash Surrender Value less any unearned prepaid loan interest is greater than or equal to the sum of Death Benefit Guarantee Premiums from the Date of Issue through that Monthly Anniversary, then the sum of premiums paid as used above will be deemed to increase through that date to the amount necessary to meet the Death Benefit Guarantee requirement. In addition, a portion of any partial surrender or Contract Loan Amount may be excluded when determining if the Death Benefit Guarantee requirement is met. The Death Benefit Guarantee applies until the specified Attained Age of the Insured shown in the Contract, which Attained Age will be the later of (a) the Insured's Attained Age 71 and (b) the Attained Age of the Insured at the end of a period ranging from 6 to 31 years (varying with the Insured's Attained Age at issue) from the Date of Issue. The Death Benefit Guarantee terminates immediately as of any Monthly Anniversary when these cumulative premium requirements are not satisfied. LBVIP will send written notice to the Contract Owner indicating that the Death Benefit Guarantee has terminated, and the Contract Owner will have 31 days from the date such notice is sent by LBVIP to reinstate the Death Benefit Guarantee, after which the Death Benefit Guarantee can never be reinstated. During this 31 day reinstatement period, the Contract Owner will not have the protection of the Death Benefit Guarantee. The written notice of termination from LBVIP to the Contract Owner will indicate the premium payment required to reinstate the Death Benefit Guarantee. See "DEATH BENEFIT GUARANTEE".

Whenever the Cash Surrender Value is less than the Monthly Deduction then due, any excess of Accumulated Value over Contract Debt will be used to pay the Monthly Deduction. If available Accumulated Value is less than the Monthly Deduction then due and the Death Benefit Guarantee is in effect, LBVIP will pay the deficiency.

The Death Benefit Guarantee provides significant protection against lapse of the Contract. First, the Death Benefit Guarantee can prevent lapse of the Contract due to a decrease in Cash Surrender Value resulting from poor investment performance. Also, the Death Benefit Guarantee will probably be necessary to avoid lapse of the Contract during the early Contract Years because the Cash Surrender Value will probably not be sufficient to cover the Monthly Deduction. Finally, because the Decrease Charge will increase after a requested increase in Face Amount, thereby reducing the Cash Surrender Value, the Death Benefit Guarantee may also be necessary to avoid lapse after a requested increase in Face Amount. See "DEATH BENEFIT GUARANTEE".

Charges Assessed in Connection with the Contract

Premium Expense Charges. Certain charges (the "Premium Expense Charges") will be deducted from each premium payment. The Premium Expense Charges will consist of a percent-of-premium charge of 5% of each premium payment (a 3% sales charge and a 2% premium tax charge) and a premium processing charge of $1.00 per premium payment ($.50 for automatic payment plans). LBVIP reserves the right to increase the premium processing charge in the future to an amount not exceeding $2.00 per premium payment ($1.00 for automatic payment plans).

Monthly Deduction. On the Contract Date and on each Monthly Anniversary thereafter, the Accumulated Value will be reduced by a Monthly Deduction equal to the sum of the monthly cost of insurance charge, monthly administration charges, and a charge for any additional insurance benefits added by rider. The monthly cost of insurance charge will be determined by multiplying the net amount at risk (that is, in general, the Death Benefit less Accumulated Value) by the applicable cost of insurance rate(s), which will depend upon the sex, Attained Age and premium class of the Insured and upon LBVIP's expectation as to future mortality experience, but which will not exceed the guaranteed cost of insurance rates set forth in the Contract based on the Insured's Attained Age and the 1980 Commissioners Standard Ordinary Mortality Table. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Monthly Deduction". Montana has enacted legislation that requires that cost of insurance rates applicable to Contracts purchased in Montana cannot vary on the basis of the Insured's sex, and so, in Montana, this charge will not be based on the sex of the Insured. The monthly administration charges will include (1) a basic monthly administrative charge equal to $4.00 per month and (2) the Initial Monthly Administrative Charge, which applies until 120 Monthly Deductions have been made following Contract issuance or a requested increase in Face Amount and which will be computed as a charge per $1,000 of Face Amount (with the amount of this charge depending upon the initial Face Amount and the Insured's Attained Age at issue and, except for Insureds with an Attained Age at Contract issuance under 20, upon whether the Insured is a smoker or nonsmoker). If the Face Amount is increased, a separate Initial Monthly Administrative Charge will be deducted from Accumulated Value as part of the first 120 Monthly Deductions after the increase. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Monthly Deduction--Monthly Administration Charge". The charge for additional insurance benefits added by rider will be specified in the Contract or in a supplement to the Contract. See "GENERAL PROVISIONS--Additional Insurance Benefits". The cost of insurance rate and the Initial Monthly Administrative Charge per $1,000 of Face Amount will be lower for Contracts having a Face Amount at issuance or after requested increases that equals or exceeds $250,000.

Decrease Charge. A deferred charge (the "Decrease Charge") will be deducted upon Contract lapse or surrender, or in part upon a requested decrease in Face Amount, if these events occur before 120 Monthly Deductions have been made (that is, approximately ten years) following Contract issuance or a requested increase in Face Amount. The Decrease Charge consists of a contingent deferred sales charge (the "Contingent Deferred Sales Charge") and a deferred administrative charge (the "Deferred Administrative Charge"). The term "Decrease Charge" is used to describe this charge because, during the applicable 10-year period, the charge is imposed in connection with a decrease in the Face Amount, either as the result of a requested decrease in Face Amount or as the result of lapse or full surrender of the Contract (which can be viewed as a decrease in the Face Amount to zero).

The Decrease Charge will be deducted from Accumulated Value in determining the Contract's Cash Surrender Value (which is the
Accumulated Value less any Contract Debt and any Decrease Charge). The Cash Surrender Value determines various rights under the Contract
(including how long the Contract remains in effect). See "CONTRACT BENEFITS--Accumulated Value and Cash Surrender Value".

Subject to an additional limitation keyed to actual premium payments (described below), the maximum Contingent Deferred Sales Charge will be determined at issuance of the Contract and will equal 25% of an annual premium amount used solely for the purpose of calculating the Contingent Deferred Sales Charge (the "CDSC Premium"). The maximum Contingent Deferred Sales Charge based upon the CDSC Premium will be shown in the Contract. (For further information concerning the determination of the CDSC Premium and the calculation of the Contingent Deferred Sales Charge, see "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Decrease Charge".) The maximum Contingent Deferred Sales Charge calculated in this manner will remain level until the fifth Contract Anniversary and will then be reduced on each Monthly Anniversary commencing on the fifth Contract Anniversary. After the 60th Monthly Deduction following the fifth Contract Anniversary, the Contingent Deferred Sales Charge will be zero. The actual Contingent Deferred Sales Charge will, however, never exceed 25% of premiums paid (before deducting the Premium Expense Charges) during the first Contract Year.

The maximum Deferred Administrative Charge will be determined at issuance of the Contract and will equal an amount per $1,000 of Face Amount based upon the initial Face Amount, the Insured's Attained Age at Contract issuance, and, except for Insureds with an Attained Age at Contract issuance under 20, whether the Insured is a smoker or nonsmoker. (For further information concerning the calculation of the Deferred Administrative Charge, see "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Decrease Charge.") The Deferred Administrative Charge is reduced on the Date of Issue and on each subsequent Monthly Anniversary so that it reaches zero when 120 Monthly Deductions have been made. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Decrease Charge".

A separate Decrease Charge will also be calculated, and then reduced over a 10-year period, in a similar manner upon a requested increase in Face Amount. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges-- Decrease Charge".

Partial Surrender Charge. A charge equal to $25 or 2% of the amount withdrawn, whichever is less, will be deducted by LBVIP from the amount withdrawn to compensate it for costs upon partial surrenders--that is, partial Accumulated Value withdrawals--by the Contract Owner. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Partial Surrender Charge".

Daily Charges Against the Variable Account. A daily charge for LBVIP's assumption of certain mortality and expense risks incurred in connection with the Contract will be imposed. LBVIP has determined that a Mortality and Expense Risk Charge (see "CHARGES AND DEDUCTIONS--Charges Against the Variable Account") at an annual rate of .75% of the average daily net assets of each Subaccount of the Variable Account is reasonable in relation to the mortality and expense risks assumed by LBVIP under the Contract. LBVIP will, however, initially impose the Mortality and Expense Risk Charge at an annual rate of .60% of the average daily net assets of each Subaccount of the Variable Account.
See "CHARGES AND DEDUCTIONS--Charges Against the Variable Account".

No charges are currently made against the Variable Account for Federal or state income taxes. Should LBVIP determine that such taxes may be imposed, deductions from the Variable Account to pay these taxes may be made. See "FEDERAL TAX MATTERS".

In addition, because the Variable Account purchases shares of the Fund, the value of Units in the Subaccount(s) of the Variable Account will reflect the net asset value of the shares of the Fund held therein, and therefore the investment advisory fee incurred by the Fund. See "LBVIP, LUTHERAN BROTHERHOOD AND THE VARIABLE ACCOUNT--LB Series Fund, Inc." and "CONTRACT BENEFITS--Accumulated Value and Cash Surrender Value".

Free Look Privileges

The Contract provides for an initial Free Look Period. The Contract Owner may cancel the Contract until the latest of (a) 45 days after Part I of the application for the Contract is signed, (b) 10 days after the Contract Owner receives the Contract, and (c) 10 days after LBVIP mails or personally delivers a notice of withdrawal right to the Contract Owner. Upon returning the Contract, the Contract Owner will receive a refund equal to the sum of (i) the Accumulated Value (as of the date the returned Contract is received by LBVIP at its Home Office or by the LBVIP Representative from whom the Contract was purchased), without any deduction of the Decrease Charge, plus (ii) the amount of any Premium Expense Charges, plus (iii) any Monthly Deductions charged against the Contract's Accumulated Value, plus (iv) any Mortality and Expense Risk Charges deducted from the value of the net assets or the Variable Account attributable to the Contract, plus (v) the advisory fees charged by the Fund against net asset value in the Fund Portfolios attributable to the Contract's value in the corresponding Subaccount(s) of the Variable Account. See "CONTRACT RIGHTS--Free Look Privileges". When state law requires a minimum refund equal to gross premiums paid, the refund will instead equal the gross premiums paid on the Contract and will not reflect the investment experience of the Variable Account.

Similar free look privileges apply after a requested increase in Face Amount. See "CONTRACT RIGHTS--Free Look Privileges".

Loan Privileges

The Contract Owner may at any time after the Contract Date obtain
Contract loans in a minimum amount of $100 but not exceeding in the aggregate 90% of the excess of Accumulated Value over any Decrease Charge on the date of any loan. See "CONTRACT RIGHTS--Loan Privileges".

Contract loans will bear interest at a fixed rate of 8.0% per year, which is 7.4% per year when paid in advance. Loan interest is calculated on a prepaid basis, and is payable in advance at the time any Contract loan is made (for the rest of the Contract Year) and at the beginning of each Contract Year thereafter (for that entire Contract
Year). If interest is not paid when due, it will be added to the loan balance. Contract loans may be repaid at any time prior to the Maturity Date. Each repayment must be at least $25. When Contract loans are repaid, any prepaid interest attributable to the repaid amount will be credited to the Subaccount(s) in the same manner as the repayment.

Contract loans are allocated against the Subaccounts of the Variable Account in proportion to the Accumulated Value in the respective Subaccounts or, with LBVIP's approval, in accordance with the Contract Owner's instructions. The loan amount is, in effect, treated as part of the Contract's Accumulated Value, but then proceeds payable under the Contract will be reduced by the Debt. Accumulated Value equal to the Contract loan will be transferred from the appropriate Subaccount(s) to LBVIP's General Account (such amounts being herein called the "Loan Account"). This amount in the Loan Account will earn interest for the Contract Owner at an effective annual rate of 6%. This interest will be credited monthly to the Contract's Accumulated Value held in the Subaccount(s).

The Contract Owner must notify LBVIP if a payment is a loan repayment; otherwise, it will be considered a premium payment.

Any partial or full repayment of Debt by the Contract Owner, as well as any interest credited from the Loan Account, will be allocated to the Subaccount(s) in proportion to the Accumulated Value in the respective Subaccounts. Subject to LBVIP's approval, a Contract Owner may choose a different allocation. A loan taken from a Contract may have Federal income tax consequences. See "CONTRACT RIGHTS--Loan Privileges".

Exchange Privileges

During the first 24 Contract Months after the Date of Issue, subject to certain restrictions, the Contract Owner may exchange the Contract for a fixed benefit permanent life insurance contract issued by Lutheran Brotherhood, of which LBVIP is an indirect subsidiary. The new contract will have the same Date of Issue and issue age as the Contract. The new contract will also have, at the option of the Contract Owner, either a death benefit equal to the Death Benefit under the Contract on the effective date of the exchange or a net amount at risk equaling the net amount at risk under the Contract on the effective date of the exchange. An additional premium payment may be required. See "CONTRACT RIGHTS-- Exchange Privileges". An exchange may have tax consequences. See "FEDERAL TAX MATTERS--Contract Proceeds".

Surrender of the Contract

The Contract Owner may at any time fully surrender the Contract and receive in cash the Cash Surrender Value, if any. The Cash Surrender Value will equal the Accumulated Value of the Contract, less any Contract Debt and any Decrease Charge. The Cash Surrender Value will include any unearned prepaid loan interest. As unearned prepaid loan interest is earned, the Cash Surrender Value will decrease. See "CONTRACT RIGHTS--Surrender Privileges".

Subject to certain restrictions (including a minimum surrender amount of $500 and a remaining Cash Surrender Value of at least $500 and a limit of one partial surrender per Contract Month), and a partial surrender charge of $25 or 2% of the amount withdrawn, whichever is less, the Contract Owner may also partially surrender the Contract and withdraw part of the Contract's Accumulated Value at any time prior to the Maturity Date. If Death Benefit Option B is in effect, a partial surrender may result in a reduction in the Face Amount in force. Under either Death Benefit Option, a partial surrender will reduce the Death Benefit. A surrender taken from a Contract may have federal income tax consequences. See "CONTRACT RIGHTS--Surrender Privileges".

Tax Treatment of Accumulated Value

Under current tax law, Accumulated Value under a Contract should be subject to the same Federal income tax treatment as cash value in a conventional fixed-premium, fixed-benefit whole life insurance contract. A change of Contract Owners or a partial or total surrender may have tax consequences depending on the circumstances. See "FEDERAL TAX MATTERS-- Contract Proceeds".

Tax Treatment of Death Benefits Received by the Beneficiary

Under current tax law, like death benefits payable under conventional life insurance contracts, Death Benefit proceeds payable under the Contract should ordinarily be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary will generally not be taxed on the proceeds. See "FEDERAL TAX MATTERS--Contract Proceeds".

Employment-Related Benefit Plans

The cost of insurance rates applicable to Contracts purchased under employment-related insurance or benefit programs may in some cases not vary depending on the Insured's sex, as is the case generally (except for Contracts issued in the state of Montana) under the Contracts. In addition, different limitations with respect to the minimum Face Amount, increases in Face Amount, additional insurance benefits, and issue ages may apply to Contracts issued in connection with employment-related insurance or benefit programs. SEE "EMPLOYMENT-RELATED BENEFIT PLANS".

                 --------------------------------

For further information, please read the following detailed description. Illustrations of how investment performance of the Variable Account may cause Death Benefits, Accumulated Values and Cash Surrender Values to vary are included in Appendix A commencing on page A-1.

Each Contract Owner should retain a copy of the Contract. The document, together with the application attached to the Contract and any supplemental applications and any Contract supplements, constitutes the entire agreement between the Contract Owner and LBVIP.



         LBVIP, LUTHERAN BROTHERHOOD AND THE VARIABLE ACCOUNT

LBVIP and Lutheran Brotherhood

The Contracts are issued by LBVIP. LBVIP, organized in 1982, is a stock life insurance company incorporated under the laws of the State of Minnesota. LBVIP is currently licensed to transact life insurance business in 42 states and the District of Columbia.

LBVIP is an indirect subsidiary of Lutheran Brotherhood, a fraternal benefit society owned by and operated for its members. Lutheran
Brotherhood was founded in 1917 under the laws of the State of Minnesota, and at the end of 1994 had total assets of approximately $9.4 billion.

Lutheran Brotherhood has invested approximately $120.8 million in LBVIP, to help LBVIP meet capitalization requirements of various states, and may invest additional amounts in LBVIP in the future (although it is not currently legally obligated to do so). The assets of Lutheran Brotherhood do not support the benefits payable under the Contracts described in this Prospectus.

LBVIP is subject to regulation by the Insurance Division of the State of Minnesota as well as by the insurance departments of all the other states and jurisdictions in which it does business. LBVIP submits annual reports on its operations and finances to insurance officials in such states and jurisdictions. The forms of Contracts described in the Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Contracts are sold. LBVIP is also subject to certain Federal securities laws and regulations.

Financial Statements of LBVIP are included elsewhere in this Prospectus.

The Variable Account

The Variable Account is a separate account of LBVIP, established by the Board of Directors of LBVIP in 1984 pursuant to the laws of the State of Minnesota. The Variable Account meets the definition of a "separate account" under the federal securities laws. LBVIP has caused the Variable Account to be registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

The assets of the Variable Account are owned by LBVIP, and LBVIP is not a trustee with respect to such assets. However, the Minnesota laws under which the Variable Account was established provide that the Variable Account shall not be chargeable with liabilities arising out of any other business LBVIP may conduct. LBVIP may transfer to its General Account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of LBVIP's other income, gains or losses. LBVIP may accumulate in the Variable Account the charge for expense and mortality risks, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

LB Series Fund, Inc.

Each Subaccount of the Variable Account will invest only in the shares of a corresponding Portfolio of the Fund. The Fund is registered with the SEC under the 1940 Act as a diversified, open-end management investment company. This registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund. The Fund is designed to provide an investment vehicle for variable life insurance and variable annuity contracts. Shares of the Fund are sold to other insurance company separate accounts of LBVIP and its indirect parent, Lutheran Brotherhood ("LB"), and the Fund may in the future create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable insurance separate accounts and variable annuity separate accounts, and for LBVIP and LB to invest simultaneously in the Fund, although LBVIP does not foresee any such disadvantages to either variable life insurance or variable annuity contract owners. The management of the Fund intends to monitor events in order to identify any material conflicts between such contract owners and to determine what action, if any, should be taken in response. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax law, (3) changes in the investment management of the Fund, or (4) differences in voting instructions between those given by the contract owners from the different separate accounts. In addition, if LBVIP believes the Fund's response to any of those events or conflicts insufficiently protects Contract Owners, it will take appropriate action on its own.

The Variable Account will purchase and redeem shares from the Fund at net asset value. Shares will be redeemed to the extent necessary for LBVIP to collect charges under the Contracts, to pay Cash Surrender Value upon full surrenders of the Contracts, to pay partial surrenders, to make Contract loans, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

The Fund receives investment advice with respect to each of its Portfolios from LB, which acts as investment adviser to the Fund. LB is a registered investment adviser under the Investment Advisers Act of 1940. Lutheran Brotherhood Research Corp. ("LBRC"), an indirect subsidiary of Lutheran Brotherhood, acted as investment adviser to the Fund until January 1994, when it was replaced by LB. LBRC provided investment advisory services to the Fund using personnel and services provided by LB. The identical personnel that performed the investment advisory services for LBRC are performing the same investment advisory services for LB. As investment adviser to the Fund, LB charges the Fund a daily investment advisory fee equal to an annual rate of .40% of the aggregate average daily net assets of the Fund, as described in the accompanying current prospectus for the Fund.

The Fund has entered into an Investment Advisory Agreement with LB under which LB will, subject to the direction of the Board of Directors of the Fund, carry on the day-to-day management of the Fund, and provide advice and recommendations with respect to investments and the purchase and sale of securities in accordance with the Fund's investment objectives, policies and restrictions. LB also furnishes at its own expenses all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund and maintaining its organization, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Fund. The Investment Advisory Agreement provides that the Fund will pay, or provide for the payment of, all of its own expenses, including, without limitation, the compensation of the directors who are not affiliated with LB or its affiliates, governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Fund, fees and expenses of the independent auditors, of legal counsel and of any transfer agent, registrar and dividend disbursing agent of the Fund, expenses of preparing, printing and mailing prospectuses, shareholders' reports, notices, proxy statements and reports to governmental officers and commissions, expenses connected with the execution, recording and settlement of portfolio security transactions, insurance premiums, fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and keeping of books and calculating the net asset value of the shares of the Portfolios of the Fund, expenses of shareholders' meetings and expenses relating to the issuance, registration and qualification of shares of the Fund. LB and LBVIP have agreed with the Fund to pay, or to reimburse the Fund for the payment of, all of the foregoing expenses and all other expense associated with operating the Fund pursuant to a separate written agreement (the "Expense Reimbursement Agreement"). The Expense Reimbursement Agreement could be terminated at any time by the mutual agreement of the Fund, LB and LBVIP, but the Fund and LB and LBVIP currently contemplate that the Expense Reimbursement Agreement will continue so long as the Fund remains in existence. If the Expense Reimbursement Agreement were terminated, the Fund would be required to pay those operating expenses, which would reduce the net investment return on the shares of the Fund held by the Subaccounts of the Variable Account.

The investment objectives of the current Portfolios available to Contract Owners through corresponding Subaccounts of the Variable
Account are set forth in the accompanying prospectus for the Fund. There is no assurance that these objectives will be met.

Each Contract Owner should periodically consider the allocation among the Subaccounts in light of current market conditions and the investment risks attendant to investing in the Fund's various Portfolios. A full description of the Fund, its investment objectives, policies and restrictions, its expenses, the risks attendant to investing in the Fund's Portfolios and other aspects of its operation is contained in the accompanying prospectus for the Fund, which should be read together with this Prospectus.

Performance Information

Performance information for the Variable Account and the Fund may appear in advertisements, sales literature, or reports to Contract Owners. Performance information for the Fund will appear only when accompanied by performance information for the Variable Account. Performance information for the Variable Account will reflect the deduction of applicable charges to the Contract. Quotations of performance information for the Fund will not take into account charges or deductions against the Variable Account to which Fund shares are sold or deductions against the Contract. Performance information reflects only the performance of a hypothetical investment during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolios of the Fund in which the Variable Account invests, and the market conditions during the given period of time, and should not be considered as a representation of what may be achieved in the future.

Performance for the Variable Account and/or the Fund as reported from time to time in advertisements and sale literature may be compared with that of other insurance company separate accounts or mutual funds included in the generally accepted indices, analyses or rankings prepared by Lipper Analytical Service, Inc., Standard & Poor's Corporation Morningstar, Inc., VARDS, Dow Jones or similar independent rating or statistical investment services that monitor the performance of insurance company separate accounts or mutual funds. Performance of the Variable Account may be quoted or compared to rankings, yields or returns as published or prepared by independent rating or statistical services or publishers or publications such as THE BANK RATE MONITOR NATIONAL INDEX, BARRON'S, BUSINESS WEEK, DONOGHUE'S MONEY MARKET FUND REPORT, FINANCIAL SERVICES WEEK, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, INSTITUTIONAL INVESTOR, INVESTOR'S DAILY, KIPLINGER'S PERSONAL FINANCE, LIPPER ANALYTICAL SERVICES, MONEY, MUTUAL FUND FORECASTER, NEWSWEEK, THE NEW YORK TIMES, PERSONAL INVESTOR, STANGER REPORT, SYLVIA PORTER'S PERSONAL FINANCE, USA TODAY, U.S. NEWS AND WORLD REPORT, THE WALL STREET JOURNAL and WIESENBERGER INVESTMENT COMPANIES SERVICE.

Addition, Deletion or Substitution of Investments

LBVIP reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Portfolio of the Fund are no longer available for investment or if in LBVIP's judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, LBVIP may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. LBVIP will not substitute any shares attributable to a Contract interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law. The Variable Account may to the extent permitted by law purchase other securities for other contracts or permit a conversion between contracts upon request by the Contract Owners.

LBVIP also reserves the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, LBVIP may, in its sole discretion, establish new Subaccounts or eliminate one or more Subaccounts if marketing needs tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by LBVIP.

If any of these substitutions or changes are made, LBVIP may by appropriate endorsement change the Contract to reflect the substitution or change. If LBVIP deems it to be in the best interest of Contract Owners, and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other LBVIP separate accounts.

                         CONTRACT BENEFITS

Death Benefits

General. As long as the Contract remains in force (see "PAYMENT AND ALLOCATION OF PREMIUMS--Contract Lapse and Reinstatement"), the death proceeds of the Contract will, upon due proof of the Insured's death, be paid to the named Beneficiary in accordance with the designated Death Benefit Option. The proceeds may be paid in cash or under one of the settlement options set forth in the Contract. See "CONTRACT BENEFITS-- Payment of Contract Benefits". The amount payable under the designated Death Benefit Option will be reduced by any outstanding Contract Debt and any due and unpaid Monthly Deduction(s), and will be increased by any additional insurance benefits on the Insured's life provided for in the Contract.

Death Benefit Options.  The Contract provides two Death Benefit Options:
Option A and Option B. The Contract Owner designates the Death Benefit Option in the application.

Option A. The Death Benefit is equal to the greater of (a) the Face Amount of the Contract plus the Accumulated Value of the Contract and
(b) the Accumulated Value multiplied by the specified percentage shown in the following table (with the Accumulated Value in each case being determined on the Valuation Date on or next following the Insured's date of death):

                        Specified                    Specified
     Attained Age      Percentage      Attained Age  Percentage
       40 or less             250%          61          128%
          41                  243           62          126
          42                  236           63          124
          43                  229           64          122
          44                  222           65          120
          45                  215           66          119
          46                  209           67          118
          47                  203           68          117
          48                  197           69          116
          49                  191           70          115
          50                  185           71          113
          51                  178           72          111
          52                  171           73          109
          53                  164           74          107
          54                  157        75 to 90       105
          55                  150           91          104
          56                  146           92          103
          57                  142           93          102
          58                  138           94          101
          59                  134           95          100
          60                  130

Illustration of Option A. For purposes of this illustration, assume that the Insured is under the age of 40 and that there is no Contract Debt. (The specified percentage is 250% for an Insured aged 40 or below on the Contract Anniversary prior to the date of death.)

Under Option A, a Contract with a Face Amount of $50,000 will generally pay a Death Benefit of $50,000 plus Accumulated Value. Thus, for example, a Contract with an Accumulated Value of $5,000 will have a Death Benefit of $55,000 ($50,000 + $5,000); an Accumulated Value of $10,000 will yield a Death Benefit of $60,000 ($50,000 + $10,000); and
an Accumulated Value of $25,000 will yield a Death Benefit of $75,000 ($50,000 + $25,000). The Death Benefit, however, will be at least 2.50 times the Accumulated Value. As a result, if the Accumulated Value of the Contract exceeds $33,333, the Death Benefit will be greater than the Face Amount plus Accumulated Value. Each additional dollar added to Accumulated Value above $33,333 will increase the Death Benefit by $2.50. An Insured with an Accumulated Value of $35,000 will therefore have a Death Benefit of $87,500 (2.50 X $35,000); an Accumulated Value of $40,000 will yield a Death Benefit of $100,000 (2.50 X $40,000); and an Accumulated Value of $50,000 will yield a Death Benefit of $125,000 (2.50 X $50,000).

Similarly, any time Accumulated Value exceeds $33,333 each dollar taken out of Accumulated Value will reduce the Death Benefit by $2.50. If at any time, however, Accumulated Value multiplied by the specified percentage is less than the Face Amount plus the Accumulated Value of the Contract, the Death Benefit will be the Face Amount plus the Accumulated Value.

Option B. The Death Benefit is the greater of (a) the Face Amount of the Contract and (b) the Accumulated Value on the Valuation Date on or next following the Insured's date of death multiplied by the specific percentage shown in the table above.

Illustration of Option B. For purposes of this illustration, assume that the Insured is under the age of 40 and that there is no Contract Debt.

Under Option B, a Contract with a Face Amount of $50,000 will generally pay a Death Benefit of $50,000. However, because the Death Benefit must be equal to or be greater than 2.50 times the Accumulated Value, any time the Accumulated Value of the Contract exceeds $20,000, the Death Benefit will exceed the Face Amount. Each additional dollar added to Accumulated Value above $20,000 will increase the Death Benefit by $2.50. Thus, a 40-year-old Insured with an Accumulated Value of $25,000 will have a Death Benefit of $62,500 (2.50 X $25,000); an Accumulated Value of $30,000 will yield a Death Benefit of $75,000 (2.50 X $30,000); and an Accumulated Value of $40,000 will yield a Death Benefit of $100,000 (2.50 X $40,000).

Similarly, any time Accumulated Value exceeds $20,000 each dollar taken out of Accumulated Value will reduce the Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount, the Death Benefit will be the Face Amount of the Contract.

Which Death Benefit Option to Choose. If a Contract Owner prefers to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, the Contract Owner should choose Option A. If the Contract Owner is satisfied with the amount of the Insured's existing insurance coverage and prefers to have premium payments and favorable investment performances reflected to the maximum extent in the Accumulated Value, the Contract Owner should select Option B.

Change in Death Benefit Option. At any time when the Death Benefit would be the Face Amount plus the Accumulated Value (if Option A is in effect) or the Face Amount (if Option B is in effect), the Death Benefit Option in effect may be changed by sending LBVIP a Written Notice of change. No charges will be imposed to make a change in Death Benefit Option. The effective date of any such change will be the Monthly Anniversary on or next following the date LBVIP receives the Written Notice.

If the Death Benefit Option is changed from Option A to Option B, the Face Amount will not change and the Death Benefit will be decreased by the Accumulated Value of the Contract on the effective date of the change. These changes will generally have the effect of decreasing the net amount at risk under the Contract. In addition, if a Contract Owner changed from Option A to Option B, and then back to Option A from Option B, the resulting Face Amount and net amount at risk under Option A would generally be lower as a result of the intervening change to Option B.

If the Death Benefit Option is changed from Option B to Option A, the Death Benefit will not change and the Face Amount will be decreased by the Accumulated Value of the Contract on the effective date of the change; however, this change may not be made if it would reduce the Face Amount to less than $5,000.

The effects of these Death Benefit Option changes on the Face Amount, Death Benefit and net amount at risk (that is, the difference between the Death Benefit and Accumulated Value) can be illustrated as follows. Assume that a Contract under Option A has a Face Amount of $100,000 and an Accumulated Value of $10,000, and therefore a Death Benefit of $110,000 ($110,000 + $10,000) and a net amount at risk of $100,000
($110,000 - $10,000). If the Death Benefit Option is changed from Option A to Option B, the Face Amount would remain the same, the Death Benefit (which equals the Face Amount under Option B) would be reduced from $110,000 to $100,000, and the net amount at risk would be reduced from $100,000 to $90,000 ($100,000 - $10,000). If the Death Benefit
Option were then changed back to Option A, the Death Benefit would remain the same, the Face Amount would be reduced from $100,000 to $90,000 (that is, reduced by the amount of the Accumulated Value), and the net amount at risk would remain the same ($100,000 - $10,000 = $90,000). The overall effect of changing from Option A to Option B and then back to Option A would be to have reduced the Face Amount from $100,000 to $90,000, to have reduced the Death Benefit from $110,000 to $100,000, and to have reduced the net amount at risk from $100,000 to $90,000.

If a change in Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, LBVIP will not effect the change in Death Benefit Option. See "PAYMENT AND ALLOCATION OF PREMIUMS--Amount and Timing of Premiums--Premium Limitations".

A change in Death Benefit Option may affect the monthly cost of insurance charge because this charge varies with the net amount at risk- -that is, in general, the Death Benefit less the Accumulated Value. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Monthly Deduction". Changing from Option A to Option B will generally decrease the net amount at risk, thereby reducing the cost of insurance charges.
Changing from Option B to Option A will generally result in a net amount at risk that remains level. Such a change from Option B to Option A, however, will result in an increase in the cost of insurance charges over time because the net amount at risk will (unless the Death Benefit is based on the applicable percentage of Accumulated Value) remain level rather than decreasing as the Accumulated Value increases.

How Death Benefits May Vary in Amount. The Death Benefit may vary with the Contract's Accumulated Value. The Death Benefit under Option A will always vary with the Accumulated Value because the Death Benefit equals the greater of (a) the Face Amount plus the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage shown in the foregoing table. Under Option B, the Death Benefit will only vary with the Contract's Accumulated Value whenever the specified percentage of Accumulated Value exceeds the Face Amount of the Contract.

Ability to Change Face Amount. Subject to certain limitations (see "Decreases" and "Increases" below), generally a Contract Owner may, at any time, increase or decrease the Contract's Face Amount in force by submitting a written application to LBVIP. The effective date of the increase or decrease will be the Monthly Anniversary on or next following approval of the request. An increase in Face Amount may have tax consequences. See "TAX MATTERS--Contract Proceeds". The effect of changes in Face Amount on Contract charges, as well as certain additional considerations, are described below:

Decreases. A decrease in the Face Amount may affect the total net amount at risk and the portion of the net amount at risk covered by various premium classes, both of which may affect a Contract Owner's monthly insurance charges. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Monthly Deduction".

A decrease in the Face Amount will result in the partial imposition of the Decrease Charge as of the Monthly Anniversary on which the decrease becomes effective. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Decrease Charge". Whenever the Decrease Charge is imposed in part in connection with a requested decrease in Face Amount, the Initial Monthly Administrative Charge included in the first 120 Monthly Deductions will be reduced proportionately to take into account the amount of the Deferred Administrative Charge included in the Decrease Charge then imposed. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Monthly Deduction--Initial Monthly Administrative Charge".

If the Death Benefit Guarantee is in force, then on the effective date of any requested decrease in Face Amount the Accumulated Value less any Contract Debt must be sufficient to cover the Decrease Charge imposed in connection with the requested decrease and the Monthly Deduction due on that date. If the Death Benefit Guarantee is not in force, then the Cash Surrender Value must be sufficient to cover the Monthly Deduction due on that date. If these requirements are not satisfied, then the requested decrease in Face Amount will not be effected.

The Face Amount in force after any requested decrease may not be less than the Minimum Face Amount. Also, to the extent a decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, LBVIP will not effect the decrease (see "PAYMENT AND ALLOCATION OF PREMIUMS--Amount and Timing of Premiums--Premium Limitations"). As discussed previously (see "CONTRACT BENEFITS--Death Benefit--Change in Death Benefit Option"), if the Death Benefit Option is changed from Option B to Option A, the Death Benefit will not change and the Face Amount will be decreased by the Accumulated Value of the Contract on the effective date of the change; however, this change may not be made if it would reduce the Face Amount to less than $5,000.

A request for partial surrender will not be implemented if or to the extent the requested partial surrender would reduce the Face Amount below $5,000. Also, if a partial surrender would decrease the Face Amount, to the extent that the partial surrender would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, LBVIP will not effect such partial withdrawal. See "PAYMENT AND ALLOCATION OF PREMIUMS--Amount and Timing of Premiums--Premium Limitations".

For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in force in the following order: (a) the Face Amount provided by the most recent increase; (b) the next most recent increases successively; and (c) the initial Face Amount. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Monthly Deduction". If the Contract Owner requests a decrease in Face Amount, that part of any Decrease Charge applicable to the decrease will reduce the Accumulated Value attributable to the Contract and the Decrease Charge will be reduced by this amount. See "CHARGES AND DEDUCTIONS-- Accumulated Value Charges--Decrease Charge".

Increases. An increase in the Face Amount will generally affect the total net amount at risk and may affect the portion of the net amount at risk covered by various premium classes (if multiple premium classes apply), both of which may affect a Contract Owner's monthly insurance charges. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges-- Monthly Deduction".

An increase in the Face Amount will also increase the Decrease Charge and will result in the imposition of a new Initial Monthly
Administrative Charge (which is included in the monthly Deduction) as of the Monthly Anniversary when the increase becomes effective. See
"CHARGES AND DEDUCTIONS--Accumulated Value Charges--Decrease Charge-- Monthly Deduction".

A request for an increase in Face Amount may not be for less than $10,000. The Contract Owner may not increase the Face Amount after the Insured's Attained Age 80. To obtain the increase, the Contract Owner must submit an application for the increase. LBVIP may require that additional evidence of insurability be submitted with any request for an increase. An increase need not be accompanied by an additional premium, but LBVIP will continue to deduct the Premium Expense Charges from any premiums paid and will deduct other charges associated with the increase from Accumulated Value. After increasing the Face Amount, the Contract Owner will have the right (i) during a Free Look Period, to have the increase cancelled and receive a credit or refund (see "CONTRACT RIGHTS- -Free Look Privileges"), and (ii) during the first 24 months following the increase to exchange the increase in Face Amount for a fixed benefit permanent life insurance contract issued by Lutheran Brotherhood, subject to the same conditions and principles as apply to an exchange of the entire Contract for such a new contract (see "CONTRACT RIGHTS-- Exchange Privileges").

Unless the Death Benefit Guarantee is in effect, on the effective date of an increase the Accumulated Value must be sufficient to cover any Contract Debt and any Decrease Charge (including the additional Decrease Charge arising from the requested increase) and the Monthly Deduction due on that date--in other words, on that date, and taking the increase into account, the Cash Surrender Value must be equal to or greater than the Monthly Deduction then due. If the existing Accumulated Value at the time of a requested increase does not result in a sufficient Cash Surrender Value after the increase, a Contract Owner may have to make additional premium payments to increase the Accumulated Value and thereby increase the Cash Surrender Value sufficiently. If the Death Benefit Guarantee is in effect, the Cash Surrender Value after the increase may be less than the Monthly Deduction then due, even though the Death Benefit Guarantee Premium will be increased as a result of any requested increase in Face Amount (see "DEATH BENEFIT GUARANTEE--Death Benefit Guarantee Premium").

Insurance Protection. A Contract Owner may increase or decrease the pure insurance protection provided by the Contract (that is, the net amount at risk, which is, in general, the difference between the Death Benefit and the Accumulated Value) in one of several ways as insurance needs change. These ways include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making a partial surrender under the Contract. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

(a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "CONTRACT BENEFITS--Death Benefits--Death Benefit Options"), decrease the pure insurance protection without reducing the Accumulated Value (except for the deduction of any Decrease Charge applicable to the decrease). If the Face Amount is decreased, the Monthly Deduction generally will decrease as well, but any Decrease Charge then applicable will be imposed in part upon a requested decrease in Face Amount (see "Charges and Deductions--Decrease Charge--Monthly Deduction").

(b) An increase in the Face Amount (which may require satisfactory evidence of insurability--see "Increases--Additional Considerations" above) will likely increase the amount of pure insurance protection, depending on the amount of Accumulated Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Monthly Deduction will increase as well.

(c) Under Death Benefit Option A, until the applicable percentage of Accumulated Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the amount of pure insurance protection.

(d) Under Death Benefit Option B, until the applicable percentage of Accumulated Value exceeds the Face Amount, an increased level of premium payments will generally reduce the amount of pure insurance protection.

(e) Under either Death Benefit Option, if the Death Benefit is the applicable percentage of Accumulated Value, then an increased level of premium payments will increase the amount of pure insurance protection.

(f) A partial surrender will reduce the Death Benefit. See "CONTRACT RIGHTS--Surrender Privileges". However, it has a limited effect on the pure insurance protection and charges under the Contract, because the partial surrender will affect the net amount at risk only when the Death Benefit is based on the applicable percentage of Accumulated Values (see "CONTRACT RIGHTS--Surrender Privileges--Partial Surrender"). The primary use of a partial surrender is to withdraw Accumulated Value. Furthermore, it results in a reduced amount of Accumulated Value and increases the possibility that the Contract will lapse.

The techniques described in this section for changing the amount of pure insurance protection under the contract (for example, changing the face amount, making a partial surrender, and changing the amount of premium payments) must be considered together with the other restrictions and considerations described elsewhere in this prospectus.

How the Duration of the Contract May Vary. Subject to the Death Benefit Guarantee (which depends upon the level of premium payments, partial surrenders and the Contract Loan Amount--see "DEATH BENEFIT GUARANTEE"), the duration of the Contract depends upon the Cash Surrender Value (that is, the Accumulated Value less any Contract Debt and any Decrease Charge). The Contract will remain in force as long as (a) the Cash Surrender Value of the Contract is sufficient to pay the Monthly Deduction and (b) Contract Debt does not exceed Accumulated Value less any Decrease Charge. In general, however, when Cash Surrender Value is insufficient to pay the Monthly Deduction or when Contract Debt exceeds Accumulated Value less any Decrease Charge, and a grace period expires without an adequate payment by the Contract Owner, the Contract will lapse and terminate without value. The Contract Owner has certain rights to reinstate the Contract. See "PAYMENT AND ALLOCATION OF PREMIUMS--Contract Lapse and Reinstatement".

Accumulated Value and Cash Surrender Value

The Accumulated Value of the Contract is the total amount of value held under the Contract at any time. The Accumulated Value is used in determining the Cash Surrender Value (the Accumulated Value less any Contract Debt and any Decrease Charge). See "CONTRACT RIGHTS--Surrender Privileges". There is no guaranteed minimum Accumulated Value, and because a Contract's Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

A Contract's Accumulated Value and Cash Surrender Value will reflect the investment performance of the chosen Subaccounts of the Variable Account, any Net Premiums paid, any partial surrenders, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Contract (including any Decrease Charge previously imposed on a requested decrease in Face Amount).

Calculation of Accumulated Value. The Accumulated Value of the Contract is determined first on the Contract Date and thereafter on each Valuation Date. On the Contract Date, the Accumulated Value will be the New Premiums received, plus any interest earned during the period when premiums are held in LBVIP's General Account (before being transferred to the Variable Account) (see "PAYMENT AND ALLOCATION OF PREMIUMS-- Issuance of a Contract"), less any Monthly Deductions due on the Contract Date. On each Valuation Date after the Contract Date, the Contract's Accumulated Value will be:

(1) the aggregate of the values attributable to the Contract in each of the Subaccounts on the Valuation Date, determined for each Subaccount by multiplying the Subaccount's Unit Value on the date by the number of Subaccount Units allocated to the Contract; plus

(2) the value attributable to the Contract in the Loan Account (see "CONTRACT RIGHTS--Loan Privileges") on the Valuation Date.

Determination of Number of Units. Any amounts allocated to the Subaccounts will be converted into Units of the Subaccount. The number of Units to be credited to the Contract is determined by dividing the dollar amount being allocated by the Unit Value as of the end of the Valuation Period during which the amount was allocated. The number of Subaccount Units in any Subaccount will be increased by: (i) any Net Premiums allocated to the Subaccount during the current Valuation Period; (ii) any Accumulated Value transferred to the Subaccount from the General Account or another Subaccount during the current Valuation Period; (iii) any repayments of the Contract Debt during the current Valuation Period; and (iv) any interest earned on the amount in the Loan Account and transferred to the Variable Account during the current Valuation Period. The number of Subaccount Units in any Subaccount will be decreased by: (i) any Monthly Deduction allocated to the Subaccount during the current Valuation Period to cover the Contract Month following a Monthly Anniversary; (ii) any Accumulated Value transferred from the Subaccount to another Subaccount or the General Account; (iii) the amount of any partial surrender (including the partial surrender charge) during the current Valuation Period; and (iv) any Contract loans allocated to the Subaccount and transferred to the Loan Account during the current Valuation Period.

In computing the Contract's Accumulated Value the number of Subaccount Units allocated to the Contract is determined after any Contract transactions on the Valuation Date that would affect the number of Subaccount Units (see immediately preceding paragraph). If the Contract's Accumulated Value in the Variable Account is to be calculated for a day that is not a Valuation Date, the next following Valuation Date will be used.

Determination of Unit Value. The Unit Value for a Subaccount is calculated on each Valuation Date by dividing (1) by (2):

Where:

(1)  is the net result of:

(a) the net asset value of the corresponding Portfolio of the Subaccount at the end of the current Valuation Period, plus

(b) the amount of any dividend or capital gain distribution by the Portfolio if the "ex-dividend" date occurs during the Valuation Period, plus or minus

(c) a charge or credit or any taxes reserved which LBVIP determines a result of the investment operation of the Portfolio, minus

(d) the Mortality and Expense Risk Charge (see "CHARGES and DEDUCTIONS- -Charges Against the Variable Account--Mortality and Expense Risk
Charge") for each day during the current Valuation Period (a current charge of .001644%, but never to exceed .002055%, of the net assets for each day during the current Valuation Period), and

(2) is the number of Units for the Subaccount attributable to all Contracts.

The Unit Value for each Unit of the Income Subaccount, the Growth
Subaccount and the High Yield Subaccount was arbitrarily set initially at $10 and for each Unit of the Money Market Subaccount was arbitrarily set initially at $1.

Benefits at Maturity

If the Insured is living on the Maturity Date of the Contract, LBVIP will pay the Accumulated Value for the Contract on the Maturity Date, reduced by any Contract Debt and any unpaid Monthly Deductions. The Maturity Date will be shown in the Contract and will be the Contract Anniversary on or next following the Insured's 96th birthday.

Payment of Contract Benefits

Death proceeds under a Contract will ordinarily be paid within seven days after LBVIP receives due proof of death. Maturity proceeds will ordinarily be paid within seven days of the Maturity Date. The Cash Surrender Value (Accumulated Value less any Contract Debt and any Decrease Charge), partial surrenders and Contract loans will ordinarily be paid within seven days of receipt of a Written Notice. Payments may be postponed in certain circumstances. See "GENERAL PROVISIONS-- Postponement of Payments". The Contract Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Contract Owner may arrange for the death proceeds to be paid in a lump sum or under one of the settlement options described below. These choices are also available if the Contract is surrendered or matures. If no election is made, the proceeds will be paid in a lump sum.

For an option to be used, the proceeds to be applied must be at least $2,000. Election of an option is also subject to the conditions that
(a) payments must not be less than $25 each and (b) payments must be made only at annual, semi-annual, quarterly or monthly intervals.

Settlement options currently offered under a Contract are as follows:

Option 1--Interest Income.  The proceeds may be left on deposit.
Interest will be paid at a rate of not less than 3% per year. These proceeds may be withdrawn upon request.

Option 2--Income of a Fixed Amount. Income of a fixed amount will be paid at agreed upon intervals. This income is subject to the conditions that (a) income per year must not be less than 6% of the proceeds, and
(b) income is paid until the proceeds, with interest credited at the rate of 3 1/2% per year on the unpaid balance, are paid in full (this income may be increased by the crediting of additional interest).

Option 3--Income for a Fixed Period. Income for a fixed number of years will be paid, not to exceed 30 (the income will not be less than the amounts set forth in a table in the Contract relating to this option).

Option 4--Life Income with Guaranteed Period. Income for the lifetime of the payee will be paid. If the payee dies during the guaranteed period, payments will be continued to the payee's named beneficiary to the end of that period. A period of 10 or 20 years may be elected (the income will not be less than the amounts set forth in tables in the Contract relating to this option). After the first payment is made, this option may not be revoked or changed.

Option 5--Other Options. The proceeds may be paid under any other settlement option agreeable to LBVIP.

A Contract Owner may elect an option by Written Notice to LBVIP during the Insured's lifetime. The option must be elected before proceeds become payable. Assignees and third-party owners may elect an option only with LBVIP's consent. Election of Option 4 may be made only if the payee is a natural person who is the Insured or a Beneficiary.

If it is the death proceeds under a Contract that are payable, the Beneficiary may elect a settlement option within one year from the Insured's date of death provided that (a) the manner of settlement has not been restricted before the Insured's death, and (b) the death proceeds have not been paid.

Under certain circumstances, an Accelerated Benefits Rider allows a Contract Owner to receive benefits from the Contract that would be otherwise payable upon the death of the Insured. An LBVIP representative should be consulted as to whether and to what extent the rider is available in a particular state and on any particular Contract. See "GENERAL PROVISIONS--Accelerated Benefits Rider". The tax treatment of benefits paid under the Accelerated Benefits Rider is currently uncertain. See "FEDERAL TAX MATTERS--Contract Proceeds--Benefits Paid under the Accelerated Benefits Rider".



              PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Contract

In order to purchase a Contract, an individual must make application to LBVIP through a licensed LBVIP Representative, who is also a registered representative of Lutheran Brotherhood Securities Corp. LBVIP is offering Contracts only to Insureds who are eligible for membership in Lutheran Brotherhood (of which LBVIP is an indirect subsidiary), unless otherwise required by state law. At issue the Minimum Face Amount of a Contract under LBVIP's rules is currently $50,000 for Insureds with an Attained Age of 20 through 50, and $25,000 for all other Insureds.
LBVIP reserves the right to revise its rules from time to time to specify a different Minimum Face Amount at issue for subsequently issued Contracts. A Contract will be issued only on Insureds who have an Attained Age of 80 or less and who provide satisfactory evidence of insurability to LBVIP. Acceptance is subject to LBVIP's underwriting rules. LBVIP reserves the right to reject an application for any reason permitted by law.

At the time an application for a Contract is accepted, subject to LBVIP's underwriting rules, an applicant can obtain temporary insurance protection pending issuance of the Contract by submitting payment of the Minimum Conditional Insurance Premium. The Minimum Conditional Insurance Premium will equal three initial Death Benefit Guarantee Premiums, or, in the case of automatic monthly payment plans, two initial Death Benefit Guarantee Premiums. If LBVIP subsequently determines that the proposed Insured is not an acceptable risk under LBVIP's underwriting standards and rules, even if the Minimum Conditional Insurance Premium has been paid, no temporary insurance coverage will have been provided and any premium paid will be refunded (without interest).

Upon delivery of the Contract, the balance (if any) of the Minimum Contract Issuance Premium must be paid. The Minimum Contract Issuance Premium will equal the initial Scheduled Premium selected by the Contract Owner (see "Amount and Timing of Premiums" below), or, in the case of automatic monthly payment plans, the greater of the Minimum Conditional Insurance Premium or the initial Scheduled Premium. If the Date of Issue precedes the Contract Date and the Minimum Contract Issuance Premium otherwise required would not provide a premium payment sufficient to cover the next Contract Month, additional Scheduled Premium payment(s) sufficient to cover through the next Contract Month will be required.

The Date of Issue is the date used to determine Contract Months, Contract Years, Monthly Anniversaries and Contract Anniversaries and will be shown on page 3 of the Contract. The Contract Date is the date on which the initial Net Premium(s) will be allocated to the Variable Account. The Contract Date will be the latest of (i) the Date of Issue;
(ii) the date LBVIP receives the first premium payment on the Contract at its Home Office; and (iii) any other date mutually agreed upon by LBVIP and the Contract Owner.

Until the Contract Date, premium payments will be held in LBVIP's General Account. If a Contract is issued, interest will be credited on premium payments held in LBVIP's General Account at a rate of interest determined by LBVIP; no interest will be credited on these premium payments if no Contract is issued (but the full amount of any premiums paid, without deduction of any Contract charges, will be refunded). Any interest on these premium payments will be credited to the Contract on the Contract Date in the same manner as a premium payment, except without deduction of any Premium Expense Charge. On the Contract Date, the Premium Expense Charges attributable to the premiums paid will be deducted and the balance of the amount held in the General Account (on which no Premium Expense Charges will be imposed) will be transferred from the General Account and allocated to the Variable Account and allocated among the Subaccount(s) pursuant to the Contract Owner's instructions.

Amount and Timing of Premiums

A Contract Owner has considerable flexibility in determining the frequency and amount of premiums.

Scheduled Premiums. Each Contract Owner will select a periodic premium payment schedule (based on a periodic billing mode of annual, semi-annual, or quarterly payment) which provides for the billing of a level premium at the specified interval. Also, under several automatic payment plans, the Contract Owner can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other payment source rather than being billed. The periodic payment selected by the Contract Owner is called the "Scheduled Premium". The initial Scheduled Premium on an annualized basis will be shown in the Contract as the "Planned Annual Premium". The Contract Owner is not, however, required to pay Scheduled Premiums in accordance with the specified schedule. The Contract Owner has the flexibility to alter the amount, frequency and time period over which the premiums are paid. Payment of Scheduled Premiums will not, however, guarantee that the Contract will remain in force. Instead, the duration of the Contract depends upon the Contract's Accumulated Value and Cash Surrender Value and upon whether the Death Benefit Guarantee is in effect. See "CONTRACT BENEFITS--Death Benefits" and "DEATH BENEFIT GUARANTEE". Thus, even if Scheduled Premiums are paid by the Contract Owner, unless the Death Benefit Guarantee is in effect, the Contract will lapse whenever
(a) Cash Surrender Value is insufficient to pay the Monthly Deduction or
(b) Contract Debt exceeds Accumulated Value less any Decrease Charge, and in either case if a grace period expires without an adequate payment by the Contract Owner. See "Contract Lapse and Reinstatement" below.

For a limited time beginning May 1995 through December 1995, persons who have purchased a life insurance contract or disability insurance contract from LB or LBVIP between January 1, 1990 and December 31, 1994, will be able to purchase the Contract without being subject to Home Office normal age and amount of insurance underwriting requirements. Those proposed insureds will also be offered a premium credit of $1 for each $1,000 Face Amount of the Contract purchased. This premium credit will be added to the first premium payment for the contract.

Minimum Conditional Insurance Premium.  The Minimum Conditional
Insurance Premium is the minimum premium required to provide temporary insurance protection pending issuance of the Contract. See "Issuance of a Contract" above.

Minimum Contract Issuance Premium.  The Minimum Contract Issuance
Premium is the minimum premium required upon delivery of the Contract. See "Issuance of a Contract" above.

Death Benefit Guarantee Premium. The Death Benefit Guarantee Premium is a monthly premium amount specified in the Contract and determined by LBVIP. The Death Benefit Guarantee Premium may change as the result of Contract changes. The Death Benefit Guarantee Premium determines the payments required to maintain the Death Benefit Guarantee. See "DEATH BENEFIT GUARANTEE".

Premium Flexibility. Unlike some insurance contracts, the Contract frees the owner from the requirement that premiums be paid in accordance with a fixed premium schedule. Although each Contract Owner determines a Scheduled Premium (initially, on an annualized basis, this premium will be called the Planned Annual Premium), a Contract Owner need not make premium payments in accordance with this schedule and the failure to make such payments will not in itself cause the Contract to lapse. See "Contract Lapse and Reinstatement" below. Moreover, subject to the requirements described above regarding the Minimum Conditional Insurance Premium and the Minimum Contract Issuance Premium (see "Issuance of a Contract" above), and to the minimum and maximum premium limitations described below, a Contract Owner may make premium payments at any time before the Maturity Date in any amount. The Contract, therefore, provides the owner with the flexibility to vary the frequency and amount of premium payments.

Premium Limitations. The Internal Revenue Code provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Contract exceed such limits. If at any time a premium is paid which would result in total premiums exceeding such limits, LBVIP will only accept that portion of the premium which will make total premiums equal that amount. Any part of the premium in excess of that amount will be refunded, and no further premiums will be accepted until allowed by the current maximum premium limitations set forth in the Internal Revenue Code.

The maximum premium limitations set forth in the Internal Revenue Code depend in part upon the amount of the Death Benefit at any time. As a result, Contract changes that affect the amount of the Death Benefit may affect whether cumulative premiums paid under the Contract exceed these maximum premium limitations. For example, a decrease in Face Amount made at the Contract Owner's request (see "CONTRACT BENEFITS--Death Benefits--Ability to Change Face Amount") or made as a result of a partial surrender (see "CONTRACT RIGHTS--Surrender Privileges--Partial Surrender"), or a change in the Death Benefit Option (see "CONTRACT RIGHTS--Death Benefits--Change in Death Benefit Option"), could result in cumulative premiums paid exceeding these maximum premium limitations. To the extent that any such Contract change would result in cumulative premiums exceeding these maximum premium limitations, LBVIP will not effect such change.

Allocation of Premiums and Accumulated Value

Net Premiums. The Net Premium equals the premium paid less the Premium Expense Charges. See "CHARGES AND DEDUCTIONS--Premium Expense Charges".

Allocation of Net Premiums. The Contract Owner will, in the application for the Contract, indicate how Net Premiums should be allocated to the Subaccount(s) of the Variable Account. Until the Contract Date, premium payments will be allocated to LBVIP's General Account. If a Contract is issued, interest will be credited on premium payments held in the General Account at a rate of interest determined by LBVIP; no interest will be credited on these premium payments if no Contract is issued (but the full amount of any premiums paid will be refunded). On the Contract Date, Net Premiums, together with any interest credited on premiums held in the General Account, will be transferred from LBVIP's General Account and allocated to the Variable Account among the Subaccount(s) of the Variable Account chosen by the Contract Owner. Any Net Premiums received after the Contract Date will be allocated to the Subaccount(s) chosen by the Contract Owner.

The percentages of each Net Premium that may be allocated to any Subaccount of the Variable Account must be in whole numbers and the sum of the allocation percentages must be 100%. LBVIP reserves the right to adjust allocation percentages to eliminate fractional percentages. The allocation for future Net Premiums may be changed without charge at any time by providing LBVIP with Written Notice or by telephone (if the Contract Owner has completed the Telephone Transaction Authorization
Form).

The values of the Subaccount(s) of the Variable Account will vary with the investment experience of the Subaccount(s) and the Contract Owner bears the entire investment risk. Contract Owners should periodically review their allocations of premiums in light of market conditions and the Contract Owner's overall financial objectives.

The Contract Owner must notify LBVIP if a payment is a loan repayment; otherwise, it will be considered a premium payment.

Transfers. Accumulated Value may be transferred among the Subaccounts of the Variable Account upon receipt of Written Notice or by telephone (if the Contract Owner has completed the Telephone Transaction Authoriztion Form). The total amount transferred each time must be at least $500 (unless the total cash value in a Subaccount is less than $500, in which case the entire amount may be transferred). No fees are currently charged for transfers. Transfers may be postponed in certain circumstances. See "GENERAL PROVISIONS--Postponement of Payments". Under present law, transfers are not taxable transactions.

The provisions described above can be illustrated as follows. If a Contract Owner wishes to transfer a total of $500 or more, any amount can be transferred from the various Subaccounts (for example, $300 from the Money Market Subaccount and $200 from the Income Subaccount, or any other combination that totals $500 or more). A Contract Owner may transfer a total of less than $500 only if the amount transferred from each Subaccount equals the total Accumulated Value in that Subaccount (for example, a $300 total transfer taken totally from the Money Market Subaccount when $300 represents the total Accumulated Value in that Subaccount, or a $300 total transfer taken $200 from the Money Market Subaccount and $100 from the Income Subaccount when these amounts represent the total Accumulated Value in these Subaccounts).

Telephone Transfers. Telephone transfers are available when the Contract Owner completes the Telephone Transaction Authorization Form. If the Contract Owner elects to complete the Telephone Transaction Authorization Form, the Contract Owner thereby agrees that LBVIP, its agents and employees will not be liable for any loss, liability cost or expense when LBVIP, its agents and employees act in accordance with the telephone transfer instructions that have been properly received and recorded on voice recording equipment. If a telephone authorization or instruction, processed after the Contract Owner has completed the Telephone Transaction Authorization Form, is later determined not to have been made by the Contract Owner or was made without the Contract Owner's authorization, and a loss results from such unauthorized instruction, the Contract Owner bears the risk of this loss. LBVIP will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event LBVIP does not employ such procedures, LBVIP may be liable for any losses due to unauthorized or fradulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of such instructions and/or tape recording telephone instructions.

Contract Owners should periodically review their allocations of Accumulated Value in light of market conditions and the Contract Owner's overall financial objectives.

Special Transfer Service--Dollar Cost Averaging. LBVIP administers a dollar cost averaging program which enables a Contract Owner to pre-authorize a periodic exercise of the transfer rights described above. A Contract Owner entering into a dollar cost averaging agreement will instruct LBVIP to periodically transer predetermined dollar amounts from the Money Market Subaccount to as many of the three other Subaccounts as specified by the Contract Owner until the amount in the Money Market Subaccount is exhausted or the agreement is terminated by the Contract Owner. The dollar cost averaging program is generally suitable for Contract Owners making a substantial deposit to the Contract and who wish to use the other Subaccounts investment option, but desire to control the risk of investing at the top of a market cycle. The dollar cost averaging program allows such investments to be made in equal installments over time in an effort to reduce such risk. Dollar cost averaging does not guarantee that the Variable Account will gain in value, nor will it protect against a decline in value if market prices fall. However, if a Contract Owner can continue to invest regularly throughout changing market conditions, it can be an effective strategy to help meet long-term goals. Contract Owners interested in the dollar cost averaging program may obtain an application and full information concerning the program and its restrictions from LBVIP.

Contract Lapse and Reinstatement

Lapse. The failure to make a Scheduled Premium payment will not itself cause a Contract to lapse. Subject to the Death Benefit Guarantee (see "DEATH BENEFIT GUARANTEE"), lapse will only occur when (a) the Cash Surrender Value is insufficient to cover the Monthly Deduction or (b) Contract Debt exceeds the Accumulated Value less any Decrease Charge, and in either case if a grace period expires without a sufficient payment. Even if the Cash Surrender Value is insufficient to cover the Monthly Deduction, the Contract will not lapse if the Death Benefit Guarantee is in effect.

Because unearned prepaid loan interest will not be included in Contract Debt (see definition of "Contract Debt" in section entitled "DEFINITIONS"), the Cash Surrender Value (which is Accumulated Value less any Contract Debt and any Decrease Charge) will always include any unearned prepaid loan interest. This means that, in effect, unearned prepaid loan interest will be applied to keep the Contract in force because this amount will be available to pay the Monthly Deduction and because the grace period for the Contract does not commence until the Cash Surrender Value is insufficient to cover the Monthly Deduction. Any payment made by the Contract Owner after unearned prepaid loan interest has been applied in this manner will first be used to replace unearned prepaid loan interest so applied.

The Contract provides for a 61-day grace period that is measured from the date on which notice is sent by LBVIP. Thus, the Contract does not lapse, and the insurance coverage contiues, until the expiration of this grace period. This notice will be sent by LBVIP on or after the Monthly Anniversary on which (a) Cash Surrender Value is insufficient to pay the Monthly Deduction chargeable on the Monthly Anniversary or (b) Contract Debt exceeds the Accumulated Value less any Decrease Charge.

In order to prevent lapse, the Contract Owner must during the grace period make a premium payment or make a loan repayment sufficient to (a) increase the Cash Surrender Value (that is, Accumulated Value less any Contract Debt and any Decrease Charge) to an amount sufficient to cover any unpaid Monthly Deductions or (b) reduce Contract Debt to an amount equal to or less than the Accumulated Value less any Decrease Charge.

When the Contract enters the grace period, LBVIP will notify the Contract Owner. The Contract Owner will then have 61 days, measured from the date notice is mailed to the Contract Owner, to make sufficient payments. The notice will specify the payment required to keep the Contract in force and the length of the grace period. Failure to make a sufficient payment within the grace period will result in lapse of the Contract without value.

At the commencement of the grace period, LBVIP will transfer the Contract's Accumulated Value attributable to the Variable Account (that is, Accumulated Value in excess of the amount held in the Loan Account) into LBVIP's General Account. If sufficient payments are made during the grace period to avoid lapse of the Contract, then any Accumulated Value in excess of the amount to be held in the Loan Account will be reallocated to the Variable Account upon receipt of such payments. The amount reallocated to the Variable Account will be reduced by the amount of any Monthly Deductions not paid during the grace period. The amount allocated to the Variable Account will be allocated among the Subaccount(s) in the same proportion as the Accumulated Value was transferred to the General Account from the Subaccount(s) at the commencement of the grace period.

If a sufficient payment is made during the grace period, Net Premiums will be allocated among the Subaccount(s) according to the current Net Premium allocation and then any amount required to pay unpaid Contract charges will be deducted. See "Allocations of Premiums and Accumulated Value" above.

If the Insured dies during the grace period, the proceeds under the Contract will equal the amount of the Death Benefit and any additional life insurance benefits on the Insured provided by rider as of the Monthly Anniversary on or immediately preceding the commencement of the grace period, reduced by any Contract Debt and any unpaid Monthly Deductions.

If a sufficient payment is not made during the grace period, the Contract will lapse without value and insurance coverage will end as of the expiration of the grace period. The Contract will have no Accumulated Value or Cash Surrender Value upon termination of the Contract.

On any Monthly Anniversary when the Death Benefit Guarantee is in effect, the Contract will not lapse. See "DEATH BENEFIT GUARANTEE".

Reinstatement. A Contract that lapses without value may be reinstated at any time within 5 years after the expiration of the grace period and before the Maturity Date by submitting the following items to LBVIP:

(1)  Written application for reinstatement;

(2)  Evidence of insurability satisfactory to LBVIP;

(3) Payment or reinstatement of any Contract Debt (including interest earned during the grace period) that existed on the date the grace period expired;

(4) A payment that is sufficient to cover: (a) payment of any unpaid Monthly Deductions for the grace period; and (b) a premium repayment sufficient to increase Cash Surrender Value (that is, Accumulated Value less any Contract Debt and any Decrease Charge) to an amount at least equal to the Monthly Deductions and interest on Contract loans for the next two Contract Months, based on Unit Values on the date of reinvestment.

The amount of Cash Surrender Value on the date of reinstatement will equal the Accumulated Value on that date less any reinstated Contract Debt and any reinstated Decrease Charge (discussed below). The amount of Accumulated Value on the date of reinstatement will equal: (a) the Accumulated Value as of the expiration of the grace period before termination of the Contract; plus (b) any premiums received at the time of reinstatement, reduced by the Premium Expense Charges; less (c) any Monthly Deductions and any loan interest due for the grace period; less
(d) the Monthly Deduction for the next Contract Month.

Contract charges will, in effect, be calculated and reinstated on a reinstated Contract as if the Contract had been reinstated effective as of the expiration of the grace period. Any Decrease Charge and any Initial Monthly Administrative Charge that applied to the Contract at the expiration of the grace period will be reinstated. The period of time from Contract lapse until Contract reinstatement will not be taken into account in determining when the 10-year-time periods for the Decrease Charge and the Initial Monthly Administrative Charge expire or in determining when the first Contract Year expires for the purpose of calculating the Contingent Deferred Sales Charge (see "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Decrease Charge--Amount of Contingent Deferred Sales Charge"). Moreover, the Monthly Deductions and any loan interest that would have otherwise been payable during the grace period must be paid before reinstatement, which is also consistent with treating a reinstated Contract as if the Contract has been reinstated effective as of the expiration of the grace period.

The effective date of reinstatement will be the date on which the reinstatement application was approved.

The Death Benefit Guarantee cannot be reinstated after lapse of the Contract. See "DEATH BENEFIT GUARANTEE".

                  Charges and Deductions

Charges will be deducted in connection with the Contract to compensate LBVIP for: (a) providing the insurance benefits set forth in the Contract and any additional insurance benefits added by rider; (b) administering the Contract; (c) assuming certain risks in connection with the Contract; and (d) incurring expenses in distributing the Contract. The nature and amount of these charges are described more fully below.

Premium Expense Charges

Prior to allocation of Net Premiums among the Subaccounts of the Variable Account, premiums paid are reduced by Premium Expense Charges, which consist of a percent-of-premium charge of 5% of each premium payment (a 3% sales charge and a 2% premium tax charge) and a premium processing charge currently equal to $1.00 per premium payment ($.50 for automatic payment plans). LBVIP reserves the right to increase the premium processing charge to an amount not exceeding $2.00 per premium payment ($1.00 for automatic payment plans).

Sales Charges. Sales charges, generally called "sales load", will be deducted to compensate LBVIP for the costs of selling the Contract. These costs include sales commissions, the printing of prospectuses and sales literature, and advertising. There are two types of sales load under the Contract. The first, a front-end sales load, will be 3% of each premium payment, and will be deducted from each premium payment upon receipt prior to allocation of the Net Premium to the Variable Account. The second, the Contingent Deferred Sales Charge which is part of the Decrease Charge, will reduce the Accumulated Value in the Variable Account attributable to the Contract in the event of full surrender or lapse of the Contract, or in part upon a requested decrease in the Face Amount. See "Charges Against Accumulated Value--Decrease Charge" below.

The sales charges in any Contract year are not necessarily related to actual distribution expenses incurred during that Contract Year. Instead, LBVIP expects to incur the majority of distribution expenses in the early Contract Years and to recover any deficiency over the life of the Contract. To the extent that sales and distribution expenses exceed sales loads (both front-end and deferred) in any year, LBVIP will pay them from its other assets or surplus in its General Account, which includes amounts derived from the Mortality and Expense Risk Charge deducted from the net assets held in the Variable Account (see "Accumulated Value Charges--Mortality and Expense Risk Charge" below).

Premium Taxes. Various states and their subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. A deduction of 2% of the premium will be made from each premium payment. The deduction represents an amount LBVIP considers necessary to pay all premium taxes imposed by the states and any subdivisions thereof.

Premium Processing Charge. LBVIP will deduct an amount equal to $1.00 per premium payment ($.50 for automatic payment plans) to compensate it for the cost of collecting and processing premiums. This amount will be deducted from each premium payment prior to allocation of the net proceeds to the Variable Account. LBVIP reserves the right to increase this charge to an amount not exceeding $2.00 per premium payment ($1.00 for automatic payment plans). LBVIP does not expect to make a profit on this charge.

Accumulated Value Charges

Decrease Charge

The Contract provides for the Decrease Charge, which is a deferred charge that will be imposed if the Contract is surrendered or lapses, or in part if the Contract Owner requests a decrease in the Face Amount, in each case at any time before 120 Monthly Deductions have been made after issuance of a Contract or after a requested increase in Face Amount.
The term "Decrease Charge" is used to describe this charge because, during the applicable 10-year period, the charge is imposed in connection with a decrease in the Face Amount, either as a result of a requested decrease in Face Amount or as the result of lapse or full surrender of the Contract (which can be viewed as a decrease in the Face Amount to zero). The Decrease Charge consists of the Contingent Deferred Sales Charge (described below) and the Deferred Administrative Charge (described below). The Contingent Deferred Sales Charge compensates LBVIP for the cost of selling the Contracts, including sales commissions, the printing of prospectuses and sales literature, and advertising. The Deferred Administrative Charge reimburses LBVIP for administrative expenses in connection with the issuance of the Contract, including medical exams, review of applications for insurance underwriting decisions, and processing of the applications and establishing Contract records. (Similar administrative and sales expenses are expected in connection with future changes in the Contract initiated by the Contract Owner which involve "insurability" decisions, such as applications for increases in Face Amount.)

The following sections describe how the amount of the Contingent
Deferred Sales Charge and the Deferred Administrative Charge will be determined and how these charges will be deducted from Accumulated Value.

Amount of Contingent Deferred Sales Charge--Initial Face Amount. At Contract issuance, LBVIP will compute a maximum Contingent Deferred Sales Charge equal to 25% of the CDSC Premium, which is a premium amount used solely for the purpose of calculating the Contingent Deferred Sales Charge. As described below, the Contingent Deferred Sales Charge calculated in this manner will be reduced beginning on the fifth Contract Anniversary and will be subject to an additional limitation keyed to actual premiums paid during the First Contract Year. The Contingent Deferred Sales Charge actually imposed will equal this maximum Contingent Deferred Sales Charge calculated as 25% of the CDSC Premium (subject to the scheduled reductions) unless the limitation keyed to 25% of actual premiums paid applies to the Contract. In other words, the Contingent Deferred Sales Charge for the initial Face Amount, if imposed, would never exceed the lesser of (a) 25% of the CDSC Premium and (b) 25% of actual premiums paid during the First Contract Year.

The maximum Contingent Deferred Sales Charge calculated as described above (and subject to the additional limitation keyed to 25% of actual premiums paid), will remain at that level until the fifth Contract Anniversary. Commencing on the fifth Contract Anniversary, and then on each subsequent Monthly Anniversary until 60 Monthly Deductions have been made on and after the fifth Contract Anniversary, this maximum Contingent Deferred Sales Charge determined during the first Contract Year will be reduced as of each Monthly Anniversary in level amounts equal to approximately 1.67% (20% on an annual basis) of the maximum Contingent Deferred Sales Charge, which means that the actual Contingent Deferred Sales Charge would be reduced to 80% of the maximum Contingent Deferred Sales Charge after approximately 6 Contract Years, 60% of the maximum after approximately 7 Contract Years, 40% of the maximum after approximately 8 Contract Years, 20% of the maximum after approximately 9 Contract Years, and zero after approximately 10 Contract Years.

The CDSC Premium is an annual premium amount determined by LBVIP on the same basis as the Death Benefit Guarantee Premium (see "DEATH BENEFIT GUARANTEE"), except that the CDSC Premium, unlike the Death Benefit Guarantee Premium, will not take into account any additional charge for an Insured in a substandard premium class, any charge for additional insurance benefits added by rider, or the basic monthly administrative charge of $4.00 per month, or any premium processing charge. The maximum Contingent Deferred Sales Charge based on the applicable CDSC Premium will be shown in the Contract. Even though the Death Benefit Guarantee Premium may change after issuance of the Contract, once the CDSC Premium is determined for purposes of calculating the Contingent Deferred Sales Charge on the initial Face Amount or on any increase, as the case may be, the CDSC Premium will not change. The CDSC Premium will never exceed the "guideline annual premium", as that term is defined under SEC Rule 6e-3(T), for the Contract.

The Contingent Deferred Sales Charge calculated as described above will be subject to an additional limitation keyed to actual premiums paid. The actual Contingent Deferred Sales Charge will never exceed 25% of premiums paid (before deducting Premium Expense Charges) during the first Contract Year. This additional limitation is imposed to avoid the possibility that the total sales charge under the Contract might result in "excess sales load" that would have to be refunded under SEC Rule 6e-3(T).

Amount of Contingent Deferred Sales Charge--Increases in Face Amount.
If the Face Amount is increased, LBVIP will compute a maximum Contingent Deferred Sales Charge for the increase equal to 25% of the CDSC Premium for the increase. The Contingent Deferred Sales Charge actually imposed will equal this maximum Contingent Deferred Sales Charge calculated as 25% of the CDSC Premium for the increase (subject to the scheduled reductions) unless the limitation keyed to 25% of the amount of premiums attributable to the increase applies. Like the similar limitation for the initial Face Amount, the CDSC Premium for the increase will never exceed the "guideline annual premium", as that term is defined under SEC Rule 6e-3(T), for the increase. In other words, the Contingent Deferred Sales Charge for an increase, if imposed, would never exceed the lesser of (a) 25% of the CDSC Premium for the increase and (b) 25% of the amount of premiums attributable to the increase.

The maximum Contingent Deferred Sales Charge for an increase calculated as described above will be subject to an additional limitation keyed to 25% of "the amount of premiums attributable to the increase". The Contingent Deferred Sales Charge actually imposed for an increase will never exceed 25% of the "amount of premiums attributable to the increase". Like the similar limitation for the initial Face Amount, this limitation avoids the possibility that the total sales charge for the increase might result in "excess sales load" that would have to be refunded under SEC Rule 6e-3(T).

A special rule applies to determine "the amount of premiums attributable to the increase" because additional premium payments are not required to fund a requested increase in Face Amount. The premiums attributable to the increase will equal the sum of a proportionate share of the Cash Surrender Value on the effective date of the increase plus a proportionate share of premium payments made on the effective date of the increase or during the 12 Contract Months after the effective date of the increase. This means that, in effect, a portion of the existing Cash Surrender Value will be deemed to be a premium payment for the increase, and subsequent premium payments will be prorated. The proportion of existing Cash Surrender Value and subsequent premium payments attributable to the increase will equal the ratio of the increase in Face Amount to the resulting total Face Amount after the increase. For example, if the Face Amount is increased from $100,000 to $200,000, the ratio of the increase to the resulting total Face Amount is 1/2 ($100,000/$200,000). If the Cash Surrender Value on the effective date of the increase is $5,000 and premium payments totaling $3,000 are made during the 12 Contract Months after the effective date of the increase, the premiums attributable to the increase would be 1/2 ($5,000) + 1/2 ($3,000), or a total of $4,000.

The part of the Contingent Deferred Sales Charge attributable to the increase will be charged and reduced in accordance with the same principles as applicable to the basic Contingent Deferred Sales Charge. It will remain at the maximum level through approximately five years from the effective date of the increase in Face Amount. It will then be reduced in level monthly amounts equal to approximately 1.67% (20% on an annual basis) of the maximum Contingent Deferred Sales Charge for the increase on the fifth anniversary of the increase and on each subsequent monthly anniversary of the increase until 60 Monthly Deductions have been taken on and after the fifth anniversary of the increase. Thus, after the 60th Monthly Deduction following the fifth anniversary of the increase, the Contingent Deferred Sales Charge on the increase will be reduced to zero.

Amount of Deferred Administrative Charge. At Contract issuance, LBVIP will compute a Deferred Administrative Charge. In general, this charge will equal an amount per $1,000 of Face Amount based upon the initial Face Amount, the Insured's Attained Age at Contract issuance, and whether the Insured is a smoker or nonsmoker. For Insureds with an Attained Age under 20, the Deferred Administrative Charge will equal an amount per $1,000 of Face Amount based upon the initial Face Amount and the Insured's Age at Contract issuance. The maximum Deferred Administrative Charge per $1,000 of Face Amount will be determined from Appendix B. As shown in Appendix B, the Deferred Administrative Charge per $1,000 of Face Amount will be less for Contracts having a Face Amount at issuance that equals or exceeds $250,000. LBVIP does not expect to make a profit on the Deferred Administrative Charge.

The maximum Deferred Administrative Charge, as determined at Contract issuance, will be reduced as Monthly Deductions are made. Beginning on the Date of Issue, and continuing on each Monthly Anniversary until 120 Monthly Deductions have been made, this Deferred Administrative Charge determined at Contract issuance will be reduced in level amounts equal to approximately .83% of the maximum Deferred Administrative Charge (or a 10% reduction of the maximum Deferred Administrative Charge on an annual basis). In this way, the Deferred Administrative Charge will be reduced to zero as of the Monthly Anniversary when the 120th Monthly Deduction is made.

If the Face Amount is increased, a separate Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount (except that the Insured's Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase). The part of the Deferred Administrative Charge attributable to the increase will be charged and reduced in accordance with the same principles as applicable to the basic Deferred Administrative Charge. The maximum Deferred Administrative Charge for an increase will be determined on the effective date of the increase and will then be reduced in level amounts equal to .83% of the maximum Deferred Administrative Charge (or a 10% reduction of the maximum Deferred Administrative Charge on an annual basis) as Monthly Deductions are taken on the effective date of the increase and as of each succeeding Monthly Anniversary until 120 Monthly Deductions have been made after the effective date of the increase, when the Deferred Administrative Charge on the increase will be reduced to zero.

The administrative expenses covered by the Deferred Administrative Charge are the same expenses covered by the Initial Monthly Administrative Charge included in the Monthly Deduction. See "Accumulated Value Charges--Monthly Deduction" below. Even though the same administrative expenses are covered by both charges, LBVIP will not be reimbursed twice for these issuance expenses. Except as described below for spouse riders, these two charges have been calculated so that these administrative expenses related to issuance will generally be collected either through the Monthly Deduction (which covers these charges through the Initial Monthly Administrative Charge) or through the Decrease Charge (which covers these charges through the Deferred Administrative Charge). Each of these charges applies until 120 Monthly Deductions have been made, and the scheduled reductions in the Deferred Administrative Charge described above over this period have been calculated to take into account the amount of issuance expenses that would have already been collected through the Initial Monthly Administrative Charge. In effect, the collection of the Deferred Administrative Charge included in the Decrease Charge, which would be collected only upon lapse or surrender of the Contract or in part upon a requested decrease in Face Amount, would be an "acceleration" of the amounts that otherwise would have been paid during this 10-year period through the Initial Monthly Administrative Charge included in the Monthly Deduction. If the Deferred Administrative Charge is imposed in part due to a requested decrease in Face Amount, the amount of the Initial Monthly Administrative Charge will be reduced accordingly (see "CHARGES AND DEDUCTIONS--Monthly Deduction--Initial Monthly Administrative Charge").

The discussion in the immediately preceding paragraph does not apply to spouse riders. The Deferred Administrative Charge is not an "acceleration" of the Initial Monthly Administrative Charge applicable to any spouse rider providing insurance benefits on the Insured's spouse. An Initial Monthly Administrative Charge will arise upon issuance of a spouse rider, but no Deferred Administrative Charge will be calculated. If the Contract lapses or is surrendered when the Initial Monthly Administrative Charge applies for a spouse rider, this charge will not be collected through the Deferred Administrative Charge or otherwise, unless the Contract is reinstated (see "PAYMENT AND ALLOCATION OF PREMIUMS--Contract Lapse and Reinstatement").

Method of Deduction and Effect of Decrease Charge. The Decrease Charge will be treated as a deduction against the Contract Owner's Accumulated Value, and will compensate LBVIP for sales and issuance expenses described above upon surrender or lapse of the Contract or in part upon a requested decrease in Face Amount. Otherwise, the Decrease Charge will not be taken out of the Accumulated Value held for investment under the Contract, and the Accumulated Value will continue to reflect the investment experience of the selected Subaccount(s), though the Decrease Charge will be treated as a deduction for purposes of determining the Contract's Cash Surrender Value, which will affect various Contract rights. Deducting the Decrease Charge in determining the Cash Surrender Value will affect (a) the amount available for Contract loans (see "CONTRACT RIGHTS--Loan Privileges"), (b) the Cash Surrender Value available in connection with full or partial surrenders (see "CONTRACT RIGHTS--Surrender Privileges"), and (c) the Cash Surrender Value available to pay Monthly Deductions, which will, subject to the Death Benefit Guarantee (see "DEATH BENEFIT GUARANTEE"), determine the Contract's duration and possible lapse (see "PAYMENT AND ALLOCATION OF PREMIUMS--Contract Lapse and Reinstatement").

If the Face Amount is decreased at the Contract Owner's request, that part of any existing Decrease Charge amount attributable to the decrease will reduce the Accumulated Value attributable to the Contract, and the Decrease Charge will be reduced by this amount. The amount by which the Decrease Charge is reduced will be allocated against the Subaccount(s) of the Variable Account in the same manner that Monthly Deductions are allocated against the Subaccount(s). See "Charges Against Accumulated Value--Monthly Deductions" below. If the Cash Surrender Value is not sufficient to cover the Decrease Charge imposed in connection with the requested decrease, the requested decrease will not be made.

The Decrease Charge imposed for a requested decrease in Face Amount will be determined by using the Decrease Charge then applicable to various parts of the current Face Amount in the following order: (a) the Decrease Charge for the most recent increase; (b) the Decrease Charge for the next most recent increases successively; and (c) the Decrease Charge for the initial Face Amount.

The calculation of the Decrease Charge for requested decreases can be illustrated as follows. Assume that a Contract has an initial Face Amount of $100,000, and the Face Amount is first increased by $20,000, and then increased by $30,000, and then the Face Amount is decreased by $40,000. The Decrease Charge imposed for the $40,000 decrease would be determined by using the Decrease Charge for the most recent increase in Face Amount ($30,000) and then adding a proportionate part of the Decrease Charge for the next most recent increase ($10,000/$20,000, or one-half of the Decrease Charge for that increase). If, instead, the requested decrease was $60,000, the Decrease Charge imposed for the $60,000 decrease would be determined by using the Decrease Charge for the two increases (which were $30,000 and $20,000, respectively) and then adding a proportionate part of the Decrease Charge for the initial Face Amount ($10,000/$100,000, or one-tenth of the Decrease Charge for the initial Face Amount).

If, alternatively, it is assumed that a Contract has an initial Face Amount of $100,000, and the Face Amount is first decreased by $20,000, then increased by $50,000, and then decreased by $30,000, the Decrease Charge on the requested decreases would be as follows. The Decrease Charge imposed for the first decrease ($20,000) would be determined by using a proportionate part of the Decrease Charge for the initial Face Amount ($20,000/$100,000, or one-fifth of the Decrease Charge for the initial Face Amount). The Decrease Charge imposed for the second decrease ($30,000), would be determined by using a proportionate part of the Decrease Charge for the most recent increase ($30,000/$50,000, or six-tenths of the Decrease Charge for that increase.

Reinstatement of Decrease Charge. If a Contract lapses and is then reinstated, any Decrease Charge applicable at the time of lapse will also be reinstated. See "PAYMENT AND ALLOCATION OF PREMIUMS--Contract Lapse and Reinstatement".

Monthly Deduction

Charges will be deducted on the Contract Date and each Monthly Anniversary from the Accumulated Value of the Contract (the "Monthly Deduction") to compensate LBVIP for administrative expenses and the insurance provided by the Contract. The Monthly Deduction consists of three components--(a) the cost of insurance, (b) insurance underwriting and expenses in connection with issuing the Contract or any increase in Face Amount, and the costs of ordinary administration of the Contract, and (c) the cost of any additional benefits added by rider. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction itself will vary in amount from month to month.

The Monthly Deduction will be deducted on the Contract Date and on each subsequent Monthly Anniversary. (On the Contract Date, a Monthly Deduction covering the period of time from the Date of Issue until the first Monthly Anniversary will be deducted and, if any Monthly Anniversary occurs prior to the Contract Date, the Monthly Deduction(s) for such Monthly Anniversaries will also be made on the Contract Date.) The Monthly Deduction will be deducted from the Accumulated Value of the Contract by redeeming units from the Subaccounts of the Variable Account and will be allocated against each Subaccount of the Variable Account in the same proportion that the Contract's Accumulated Value in each Subaccount bears to the total Accumulated Value of the Contract, less Accumulated Value in the Loan Account, at the Monthly Anniversary. Subject to LBVIP's approval, the Contract Owner may specify a different allocation for the Monthly Deduction.

Cost of Insurance. Because the cost of insurance depends upon several variables, the cost for each Contract Month can vary from month to month. LBVIP will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Contract Month. The net amount at risk on any Monthly Anniversary is the amount by which the Death Benefit which would have been payable on that Monthly Anniversary exceeds the Accumulated Value on that Monthly Anniversary. For the purposes of this calculation, the Death Benefit will be divided by 1.0040741, which reduces the net amount at risk by taking into account assumed monthly earnings at an annual rate of 5%. In general, the actual cost of insurance rate will be lower for Contracts having a Face Amount at issuance or after a requested increase that equals or exceeds $250,000.

The monthly cost of insurance will be determined separately for each component of the net amount at risk, using the cost of insurance rate applicable to the component, in the following order: (1) the initial Face Amount; (2) successively, each increase in Face Amount up to the Face Amount in force, in the order in which the increase took effect; and (3) any Death Benefit that would be payable by reason of Accumulated Value calculations (that is, whenever the Death Benefit is based on the applicable percentage of Accumulated Value) over the Face Amount in force. For example, when a Contract Owner has elected to make an increase in the Face Amount, the monthly cost of insurance would be computed separately on the initial Face Amount using the cost of insurance rate for the premium class determined upon Contract issuance, and to each increase in Face Amount using the cost of insurance rate for the premium class determined for such increase as specified in the supplement to the Contract evidencing that increase.

Because the monthly cost of insurance must be determined separately for each component of the net amount at risk described above, the Accumulated Value must be allocated to each component. For purposes of determining the net amounts at risk for each component if Option B is in effect, Accumulated Value will first be considered a part of the initial Face Amount, and then each successive increase in the Face Amount. If the Accumulated Value is greater than the initial Face Amount, it will be considered a part of each increase in order, starting with the first increase. When Option A is in effect, the Accumulated Value is not included within the Face Amount. Accordingly, the cost of insurance rates applicable will be the rate(s) applicable to the Face Amount (and any increases in Face Amount). The cost of insurance rate applicable to the remaining Death Benefit, if any, that would be payable by reason of Accumulated Value calculations (which is the remainder of the net amount at risk) will be that applicable to the initial Face Amount.

Any change in the net amount at risk will affect the total cost of insurance paid by the Contract Owner. For example, because generally the net amount at risk equals the excess of the Death Benefit over the Accumulated Value, the net amount at risk may be affected by changes in the Accumulated Value, in the Face Amount, or in the Death Benefit Option in effect. See "CONTRACT BENEFITS--Death Benefits--Accumulated Value and Cash Surrender Value".

Cost of Insurance Rate. Cost of insurance rates will be based on the initial Face Amount and the sex, Attained Age and premium class of the Insured. The actual monthly cost of insurance rates will be based on LBVIP's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Contract. These guaranteed rates are based on the Insured's Attained Age and the 1980 Commissioners Standard Ordinary Mortality Table. Any change in the cost of insurance rates will generally apply to all persons of the same Attained Age, sex and premium class. In general, the actual cost of insurance rate will be lower for Contracts having a Face Amount at issuance or after a requested increase that equals or exceeds $250,000. Montana has enacted legislation that requires that cost of insurance rates applicable to Contracts purchased in Montana cannot vary on the basis of the Insured's sex, and so, for Contracts issued in the state of Montana, the cost of insurance rate will not be based on the basis of sex. In connection with certain employment-related plans, cost of insurance rates may in some circumstances not distinguish between men and women. See "EMPLOYMENT-RELATED BENEFIT PLANS".

Premium Class. The premium class of an Insured will affect the cost of insurance rates. LBVIP currently places Insureds into standard premium classes and into substandard premium classes, which involve a higher mortality risk. In an otherwise identical Contract, an Insured in the standard premium class will have a lower cost of insurance than an Insured in a premium class with higher mortality risks. The premium classes are also divided into two categories: smokers and nonsmokers. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers. Any Insured with an Attained Age at issuance under 20 will not be classified initially as a smoker or nonsmoker and then will be classified as a smoker at Attained Age 20 unless the Insured provides satisfactory evidence that the Insured is a nonsmoker. (LBVIP will provide notice to the Contract Owner of the opportunity for the Insured to be classified as a nonsmoker when the Insured reaches Attained Age 20.)

Monthly Administration Charge. LBVIP has primary responsibility for the administration of the Contract and the Variable Account. As a result, LBVIP expects to incur certain ordinary administrative expenses and certain issuance expenses. A monthly administration charge included in the Monthly Deduction will be used to reimburse LBVIP for these expenses, except to the extent that these expenses are reimbursed through the collection of the Deferred Administrative Charge included in the Decrease Charge, which is, in effect, an "acceleration" of the initial administrative charge described below.

There are two administrative charges included in the monthly administration charge--a basic monthly administrative charge that is collected every Contract Month and an initial monthly administrative charge that is deducted as part of the first 120 Monthly Deductions (the "Initial Monthly Administrative Charge") following Contract issuance and following any requested increase in Face Amount. LBVIP does not expect to make a profit on either of these charges.

Basic Monthly Administrative Charge. A basic monthly administrative charge of $4.00 will be deducted from Accumulated Value on the Contract Date and each Monthly Anniversary as part of the Monthly Deduction. This charge is intended to reimburse LBVIP for ordinary administrative expenses expected to be incurred, including record keeping, processing Death Benefit claims, certain Contract changes, preparing and mailing reports, and overhead costs.

Initial Monthly Administrative Charge. The Initial Monthly Administrative Charge will be deducted from Accumulated Value as part of the first 120 Monthly Deductions following Contract issuance, commencing with the Monthly Deduction(s) collected on the Contract Date. This monthly charge will equal an amount per $1,000 of Face Amount based upon the Insured's Attained Age at Contract issuance and, except for Insureds with an Attained Age at Contract issuance under 20, upon whether the Insured is a smoker or a nonsmoker. The Initial Monthly Administrative Charge per $1,000 of Face Amount will be determined from Appendix C. As shown in Appendix C, the Initial Monthly Administrative Charge will be less for Contracts having a Face Amount at issuance that equals or exceeds $250,000.

If the Face Amount is increased, a separate Initial Monthly Administrative Charge will be deducted from Accumulated Value as part of the first 120 Monthly Deductions after the increase beginning with the Monthly Anniversary on which the increase becomes effective. This separate Initial Monthly Administrative Charge will be determined in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase.

If a spouse rider providing additional insurance benefits on the Insured's spouse is added, a separate Initial Monthly Administrative Charge will be deducted from Accumulated Value as part of the first 120 Monthly Deductions after the issuance of the spouse rider, beginning with the Monthly Anniversary on which the spouse rider becomes effective. This additional Initial Monthly Administrative Charge will be determined in the same manner as for the initial Face Amount, except that the spouse's Attained Age and smoker or nonsmoker status on the effective date of the rider will be used.

The Initial Monthly Administrative Charge is intended to reimburse LBVIP for administrative expenses in connection with the issuance of the Contract, including medical exams, review of applications for insurance underwriting decisions, and processing of the applications and establishing Contract records. Similar expenses are expected in connection with future changes in the Contract initiated by the Contract Owner which involve "insurability" decisions, such as applications for increases in Face Amount and the issuance of spouse riders.

The issuance expenses covered by the Initial Monthly Administrative Charge are the same expenses covered by the Deferred Administrative Charge included in the Decrease Charge. See "CHARGES AND DEDUCTIONS-- Accumulated Value Charges--Decrease Charge" above. LBVIP will not, however, be reimbursed twice for these expenses. As described above (see "CHARGES AND DEDUCTIONS--Accumulated Value Charge--Decrease Charge"), and except in the case of charges attributable to spouse riders (see discussion below), if a Contract lapses or is totally surrendered during the 10-year period when the Initial Monthly Administrative Charge applies, or if a requested decrease in Face Amount occurs during the 10-year period when the Initial Monthly Administrative Charge generally applies, the Initial Monthly Administrative Charge will, in effect, generally be "accelerated" and collected in the form of the Deferred Administrative Charge included in the Decrease Charge.

Because the Deferred Administrative Charge included in the Decrease Charge is in effect an "acceleration" of the Initial Monthly Administrative Charge, the imposition of the Deferred Administrative Charge will generally eliminate or reduce the Initial Monthly Administrative Charge. If the Contract lapses or is totally surrendered during the 10-year period when the Initial Monthly Administrative Charge applies so that the Decrease Charge is imposed, the Initial Monthly Administrative Charge will not be collected. If the Face Amount is decreased at the Contract Owner's request during this 10-year period so that the Decrease Charge (including the Deferred Administrative Charge) is imposed in part, the Initial Monthly Administrative Charge will be reduced because of the Deferred Administrative Charge imposed (being applied to reduce proportionately or eliminate the Initial Monthly Administrative Charge attributable to that portion of the Face Amount covered by the Decrease Charge).

If a Contract lapses and is then reinstated, the Initial Monthly
Administrative Charge will be reinstated until a total of 120 Monthly Deductions have been taken. See "PAYMENT AND ALLOCATION OF PREMIUMS-- Contract Lapse and Reinstatement".

No Deferred Administrative Charge will be calculated for the issuance of a spouse rider, even though a separate Initial Monthly Administrative Charge will be calculated for spouse riders. As a result, the Initial Monthly Administrative Charge attributable to a spouse rider will not be "accelerated" and collected in the form of the Deferred Administrative Charge included in the Decrease Charge upon surrender or lapse or upon a requested decrease in Face Amount. If a lapse or total surrender of the Contract or a cancellation of the spouse rider occurs during the 10-year period when an Initial Monthly Administrative Charge applies for a spouse rider, the charge will not be collected. If a requested decrease on a spouse rider occurs during this 10-year period, the Initial Monthly Administrative Charge attributable to the spouse rider will be reduced proportionately.

Additional Insurance Benefits Charges. The Monthly Deduction will include charges for any additional insurance benefits added to the Contract by rider. These charges are for insurance protection, and the monthly amounts will be specified in the Contract. See "GENERAL
PROVISIONS--Additional Insurance Benefits".

Partial Surrender Charge

A partial surrender charge of $25 or 2% of the amount withdrawn, whichever is less, will be deducted from the amount withdrawn for each partial surrender to compensate LBVIP for the administrative costs in effecting the requested payment and in making necessary calculations for any reductions in Face Amount which may be required by reason of the partial surrender. This charge is guaranteed not to increase. LBVIP does not expect to make a profit from this charge. Only one partial surrender can be made in any Contract Month.

Charges Against the Variable Account

Mortality and Expense Risk Charge. A daily charge (the "Mortality and Expense Risk Charge") will be deducted from the value of the net assets of the Variable Account to compensate LBVIP for mortality and expense risks assumed in connection with the Contract. LBVIP has determined that a Mortality and Expense Risk Charge at an annual rate of .75% of the average daily net assets of each Subaccount of the Variable Account would be reasonable in relation to the mortality and expense risks assumed by LBVIP under the Contract. LBVIP will, however, initially impose a Mortality and Expense Risk Charge at an annual rate of .60% (or a daily rate of .001644%) of the average daily net assets of each Subaccount of the Variable Account. The Mortality and Expense Risk Charge is guaranteed not to increase above an annual rate exceeding
 .75%. The daily charge will be deducted from the new asset value of the Variable Account, and therefore the Subaccounts, on each Valuation Date. When the previous day or days was not a Valuation Date, the deduction on the Valuation Date will be .001644% multiplied by the number of days since the last Valuation Date.

The mortality risk assumed by LBVIP is that Insureds may live for a shorter time than projected because of inaccuracies in the projections, and that an aggregate amount of Death Benefits greater than that projected accordingly will be payable. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the administrative charges provided in the Contracts.

Taxes. Currently, no charge will be made against the Variable Account for Federal income taxes. LBVIP may, however, make such a charge in the future if income or gains within the Variable Account will incur any Federal income tax liability. Charges for other taxes, if any, attributable to the Variable Account may also be made. See "FEDERAL TAX MATTERS".

Investment Advisory Fee of the Fund. Because the Variable Account purchases shares of the Fund, the net assets of the Variable Account will reflect the investment advisory fee incurred by the Fund. See "LBVIP, LUTHERAN BROTHERHOOD AND THE VARIABLE ACCOUNT--LB Series Fund, Inc.", and the accompanying current prospectus for the Fund.

                     DEATH BENEFIT GUARANTEE

General. If a Contract Owner meets the requirement described below for the Death Benefit Guarantee, LBVIP guarantees that the Contract will not lapse.

Whenever the Cash Surrender Value is less than the Monthly Deduction then due, any excess of Accumulated Value over Contract Debt will be used to pay the Monthly Deduction. If available Accumulated Value is less than the Monthly Deduction then due and the Death Benefit Guarantee is in effect, LBVIP will pay the deficiency.

If the Death Benefit Guarantee terminates, the Contract will not necessarily lapse. For a discussion of the circumstances under which the Contract may lapse, see "PAYMENT AND ALLOCATION OF PREMIUMS--
Contract Lapse and Reinstatement". The Death Benefit Guarantee does, however, provide additional protection against the possibility of lapse.

The Death Benefit Guarantee provides significant protection against lapse of the Contract. First, to the extent Cash Surrender Value declines due to poor investment performance, the Death Benefit Guarantee may be necessary to avoid lapse of the Contract. Second, during the early Contract Years, the Cash Surrender Value will generally not be sufficient to cover the Monthly Deduction, so that the Death Benefit Guarantee will be necessary to avoid lapse of the Contract. This occurs because the Decrease Charge usually exceeds the Accumulated Value in these years. In this regard, a Contract Owner should consider that if an increase in Face Amount is requested, an additional Decrease Charge would apply for the ten years following the increase, which could create a similar possibility of lapse as exists during the early Contract Years. THUS, EVEN THOUGH THE CONTRACT PERMITS PREMIUM PAYMENTS LESS THAN THE PAYMENTS REQUIRED TO MAINTAIN THE DEATH BENEFIT GUARANTEE, THE CONTRACT OWNER WILL LOSE THE SIGNIFICANT PROTECTION PROVIDED BY THE DEATH BENEFIT GUARANTEE BY PAYING LESS THAN THE PREMIUMS REQUIRED TO MAINTAIN THE GUARANTEE.

WHEN CONSIDERING CONTRACT LOANS (see "CONTRACT RIGHTS--Loan Privileges") OR PARTIAL SURRENDERS (see "CONTRACT RIGHTS--Surrender Privileges"), A CONTRACT OWNER SHOULD KEEP IN MIND THAT A CONTRACT LOAN OR PARTIAL SURRENDER COULD CAUSE TERMINATION OF THE DEATH BENEFIT GUARANTEE BECAUSE THE AMOUNT OF ANY PARTIAL SURRENDER OR CONTRACT LOAN AMOUNT WILL, SUBJECT TO CERTAIN EXCEPTIONS, BE DEDUCTED FROM CUMULATIVE PREMIUM PAYMENTS IN DETERMINING WHETHER THE REQUIREMENTS FOR THE DEATH BENEFIT GUARANTEE HAVE BEEN MET.

Death Benefit Guarantee Requirement. The Death Benefit Guarantee applies if the total cumulative premiums paid (before deduction of the Premium Expense Charges) under the Contract, less any partial surrenders and the Loan Amount, equals or exceeds the sum of the Death Benefit Guarantee Premiums (described below) on each Monthly Anniversary since the issuance of the Contract. However, if the Death Benefit Guarantee requirement is not met on a Monthly Anniversary but the Cash Surrender Value less any unearned interest is greater than or equal to the sum of Death Benefit Guarantee Premiums from the Date of Issue through that Monthly Anniversary, then the sum of premiums paid as used above will be deemed to increase through that date to the amount necessary to meet the Death Benefit Guarantee requirement.

In addition, a portion of any partial surrender or Contract Loan Amount may be excluded when determining if the Death Benefit Guarantee requirement is met. The amount excluded is calculated on the date of the partial surrender or Contract loan and is equal to the lesser of:

1)  The amount of the partial surrender or unpaid Contract loan; and

2) The excess, if any, of the Cash Surrender Value less unearned prepaid loan interest over the greater of (a) and (b) where:

a) Is the sum of premiums paid less the amount of any partial surrenders and Contract loans not previously excluded when determining if the Death Benefit Guarantee requirement was met; and

b) Is the sum of Death Benefit Guarantee Premiums from the Date of Issue through the Monthly Anniversary on or next after the date of the partial surrender or Contract loan.

These calculations for Death Benefit Guarantee compliance are intended to provide the Contract Owner with the flexibility to take advantage of certain increases in Cash Surrender Value without losing the benefit of the Death Benefit Guarantee. First, by "deeming" the sum of premiums paid to be increased under the circumstances described above for purposes of the Death Benefit Guarantee, the Contract Owner can take advantage of increases in Cash Surrender Value by reducing or suspending actual premium payments so long as Cash Surrender Value, less any unearned prepaid loan interest, remains at a sufficient level to maintain the Death Benefit Guarantee under the formula described above. Second, by excluding part of a partial surrender or a Contract loan under the circumstances described above for purposes of the Death Benefit Guarantee, the Contract Owner can take advantage of increases in Cash Surrender Value by withdrawing a part of such increases by means of a partial surrender or Contract loan, provided that on the date of such surrender or loan the Cash Surrender Value, less any unearned prepaid loan interest, is at a sufficient level under the formula described above. Of course, any such actions by a Contract Owner will have the effect (directly or indirectly) of reducing Cash Surrender Value, which may mean that less Cash Surrender Value will be available for future Contract charges and for determining future compliance with the requirements for the Death Benefit Guarantee. A Contract Owner should also consider the other effects of varying the amount and frequency of premium payments (see "PAYMENT AND ALLOCATION OF PREMIUMS") and of partial surrenders and Contract loans (see "CONTRACT RIGHTS--Loan Privileges" and "CONTRACT RIGHTS--Surrender Privileges").

If sufficient premium payments have been made, the Death Benefit Guarantee will apply until the specified Attained Age of the Insured shown in the Contract, which Attained Age will be the later of (a) the Insured's Attained Age 71 and (b) the Attained Age of the Insured at the end of a period ranging from 6 to 31 years (varying with the Insured's Attained Age at issue) from the Date of Issue.

LBVIP will determine on each Monthly Anniversary whether the requirements for the Death Benefit Guarantee have been satisfied, but premiums need not be paid on a monthly basis. If, as of any Monthly Anniversary, the Contract Owner has not made sufficient premium payments to maintain the Death Benefit Guarantee, the Death Benefit Guarantee will terminate immediately, subject to only a limited right of reinstatement, as described below under "Reinstatement".

Reinstatement. After termination of the Death Benefit Guarantee, LBVIP will send written notice to the Contract Owner that the Death Benefit Guarantee has terminated and the Contract Owner will have 31 days from the date such notice is sent by LBVIP to reinstate the Death Benefit Guarantee. The written notice of termination from LBVIP to the Contract Owner will indicate the premium payment required to reinstate the Death Benefit Guarantee. If LBVIP does not receive this required premium payment within 31 days after this written notice is sent to the Contract Owner by LBVIP, the Death Benefit Guarantee will remain terminated and can never be reinstated. During this 31 day reinstatement period, the Contract Owner will not have the protection of the Death Benefit Guarantee.

WHEN DETERMINING THE AMOUNT AND FREQUENCY OF PREMIUM PAYMENTS, A CONTRACT OWNER SHOULD CAREFULLY CONSIDER THAT THE DEATH BENEFIT GUARANTEE TERMINATES IMMEDIATELY WHEN THE REQUIREMENTS DESCRIBED ABOVE ARE NOT SATISFIED, AND THE ABILITY TO REINSTATE THE DEATH BENEFIT GUARANTEE PERMANENTLY EXPIRES ON THE FOLLOWING MONTHLY ANNIVERSARY OF THE CONTRACT 31 DAYS AFTER LBVIP SENDS WRITTEN NOTICE OF TERMINATION.

Death Benefit Guarantee Premium. A monthly premium amount required to maintain the Death Benefit Guarantee (the "Death Benefit Guarantee Premium") will be set forth in the Contract. The Death Benefit Guarantee Premium is determined by LBVIP based upon a formula taking into account the applicable cost of insurance charge for the Insured, using the Insured's actual premium class (see "CHARGES AND DEDUCTIONS-- Monthly Deduction--Cost of Insurance"); a percentage of assumed monthly Death Benefit Guarantee Premium payment together with an assumed premium processing charge; the applicable Initial Monthly Administrative Charge (see "CHARGES AND DEDUCTIONS--Monthly Deduction--Initial Monthly Administrative Charge"); the charge for any additional insurance benefits added by rider (see "GENERAL PROVISIONS--Additional Insurance Benefits"); and the basic monthly administrative charge of $4.00 per month (see "CHARGES AND DEDUCTIONS--Monthly Deduction--Basic Monthly Administrative Charge"). Due to the factors considered in calculating these charges, the Death Benefit Guarantee Premium will vary depending upon, among other things, the Insured's sex, the Insured's Attained Age, the Insured's premium class, the Face Amount, the Death Benefit Option, and which additional insurance benefits, if any, are added by rider.
The Death Benefit Guarantee Premium will change as the result of certain Contract changes, including an increase or decrease in Face Amount; a change in Death Benefit Option; a change in premium class; and an increase, decrease, addition or deletion of additional insurance benefits. Whenever the Death Benefit Guarantee Premium changes, the Contract Owner will be notified promptly of the new Death Benefit Guarantee Premium.



                      CONTRACT RIGHTS

Loan Privileges

General. The Contract Owner may at any time after the Contract Date borrow money from LBVIP using the Contract as the only security for the loan. The Contract Owner may at any time after the Contract Date obtain Contract loans in a minimum amount of $100 but not exceeding in the aggregate 90% of the excess of Accumulated Value over any Decrease Charge on the date of any loan. Loans have priority over the claims of any assignee or other person. The loan may be repaid in full or in part at any time while the Insured is living.

As used in this Prospectus, the term "Loan Amount" means the sum of all unpaid Contract loans (including any prepaid loan interest added to the then outstanding Loan Amount), and the term "Debt" means the sum of all unpaid Contract loans less any unearned prepaid loan interest). The Loan Amount is used in calculating whether the requirement for the Death Benefit Guarantee has been satisfied (see "DEATH BENEFIT GUARANTEE"). Contract Debt is used in calculating the Contract's Cash Surrender Value (see "CONTRACT BENEFITS--Accumulated Value and Cash Surrender Value") the amount of Death Benefit proceeds payable to the beneficiary (see "CONTRACT BENEFITS--Death Benefits"), the amount of benefit proceeds at Maturity Date (see "CONTRACT BENEFITS--Benefits at Maturity") and (in some cases) in determining whether the Contract will lapse (see "PAYMENT AND ALLOCATION OF PREMIUMS--Contract Lapse and Reinstatement).

Allocation of Contract Loan. LBVIP will allocate a Contract loan among the Subaccounts of the Variable Account in the same proportion that the Contract's Accumulated Value in each Subaccount bears to the Contract's total Accumulated Value in the Variable Account, as of the day on which the request is received or, if that is not a Valuation Date, on the next following Valuation Date. With LBVIP's approval, the Contract Owner can select a different allocation.

Loans will normally be paid within seven days after receipt of Written Notice. Postponement of loans may take place under certain circumstances. See "GENERAL PROVISIONS--Postponement of Payments".

Interest. The interest rate charged on Contract loans accrues daily at an annual rate of 7.4%, payable in advance, which is equivalent to a fixed rate of 8% per year. Loan interest is calculated on a prepaid basis, and is payable in advance at the time any Contract loan is made (for the rest of the Contract Year) and at the beginning of each Contract Year thereafter (for that entire Contract Year). If interest is not paid when due, it will be added to the loan balance and will bear interest at the same rate. If death or full surrender occurs before the next Contract Anniversary, unearned interest will be added to the proceeds payable.

Effect of Contract Loans. Accumulated Value equal to the portion of the Contract loan allocated to each Subaccount will be transferred from the Subaccount to the Loan Account, thereby reducing the Contract's
Accumulated Value in that Subaccount.

As long as the Contract is in force, Accumulated Value in the Loan Account will be credited with interest at an effective annual rate of 6%. NO ADDITIONAL INTEREST WILL BE CREDITED TO THESE ASSETS. The interest earned during a Contract Month will be credited at the end of the Contract Month. Any interest credited will be allocated to the Subaccount(s) in proportion to the Accumulated Value in the respective Subaccounts. See "PAYMENT AND ALLOCATION OF PREMIUMS--Allocation of Premiums and Accumulated Value".

Although Contract loans may be repaid at any time before the Maturity Date, Contract loans will permanently affect the Contract's potential Accumulated Value and Cash Surrender Value and may permanently affect the Death Benefit under the Contract. The effect on Accumulated Value and Death Benefit could be favorable or unfavorable depending on whether the investment performance of the Accumulated Value in the Subaccount(s) is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Contract under which no loan is made, values under the Contract will be lower when such interest credited is less than the investment performances of assets held in the Subaccount(s). In addition, the Death Benefit proceeds will be reduced by the amount of any outstanding Contract Debt.

THE AMOUNT OF ANY CONTRACT LOAN WILL, SUBJECT TO CERTAIN EXCEPTIONS, BE DEDUCTED FROM CUMULATIVE PREMIUM PAYMENTS IN DETERMINING WHETHER THE REQUIREMENTS FOR THE DEATH BENEFIT GUARANTEE HAVE BEEN SATISFIED. AS A RESULT, A CONTRACT LOAN COULD RESULT IN TERMINATION OF THE DEATH BENEFIT GUARANTEE. See "DEATH BENEFIT GUARANTEE".

Repayment of Contract Debt. Debt may be repaid any time before the Maturity Date while the Insured is living. Each repayment must be at least $25. If not repaid, LBVIP will deduct Debt from any proceeds payable under the Contract. As Debt is repaid, the Contract's Accumulated Value held in the Subaccount(s) of the Variable Account will be restored and any prepaid interest attributable to the repaid amount will likewise be allocated to the Subaccount(s) in the same proportion as Debt repayments will be allocated. LBVIP will allocate the amount of such repayment (as well as any prepaid loan interest that was unearned by LBVIP at the time of repayment) to the Subaccount(s) of the Variable Account in the same proportion that the Contract's Accumulated Value in a Subaccount bears to the Contract's total Accumulated Value in the Variable Account (the Contract Owner may select a different allocation basis with LBVIP's approval). See "PAYMENT AND ALLOCATION OF PREMIUMS-- Allocation of Premiums and Accumulated Value". When the entire Debt is repaid, interest that would be credited upon the assets held in the Loan Account during the period from the last Monthly Anniversary to the date of repayment will also be allocated to the Subaccount(s) in the same proportion as Debt repayments will be allocated. LBVIP will allocate the repayment of Debt as of the date on which the repayment is received or, if that is not a Valuation Date, on the next following Valuation Date.

The Contract Owner must notify LBVIP if a payment is a loan repayment; otherwise, it will be considered a premium payment.

Tax Considerations. Under the Technical and Miscellaneous Revenue Act of 1988, any loans taken from a "modified endowment contract" will be treated as a taxable distribution. In addition, with certain exceptions, a ten percent (10%) additional income tax penalty would be imposed on the portion of any loan that is included in income. See "FEDERAL TAX MATTERS--Contract Proceeds".

Surrender Privileges

At any time before the earlier of the death of the Insured and the Maturity Date, the Contract Owner may partially or totally surrender the Contract by sending Written Notice to LBVIP. The Cash Surrender Value will equal the Accumulated Value less any Contract Debt and any Decrease Charge. A Contract Owner may elect to have the amount paid in cash or under a settlement option. See "CONTRACT BENEFITS--Payment of Contract Benefits".

Full Surrender. If the Contract is fully surrendered, the Contract Owner will be paid the Cash Surrender Value of the Contract determined as of the date a Written Notice requesting surrender is received by LBVIP (or as of such later date as the Contract Owner shall specify in the Written Notice), or, if this date is not a Valuation Date, the next following Valuation Date. To surrender the Contract fully, the Contract must be delivered to LBVIP along with the Written Notice requesting surrender.

Partial Surrender. The Contract may be surrendered in part for any amount, as long as the amount of the partial surrender is at least $500 and as long as the remaining Cash Surrender Value is not less than $500 (in each case with the Cash Surrender Value being determined on the day Written Notice is received by LBVIP, or if this is not a Valuation Date, the next following Valuation Date). The amount surrendered will be deducted from the Subaccount(s) of the Variable Account in the same proportion that the Contract Owner's Accumulated Value in the respective Subaccount(s) bears to the Contract's total Accumulated Value in the Subaccount(s) at that time (the Contract Owner may select a different allocation basis with LBVIP's approval). Only one partial surrender can be made in any Contract Month. A surrender charge of $25 or 2% of the amount withdrawn, whichever is less, will be deducted by LBVIP from the amount withdrawn. For a discussion of certain limitations and considerations applicable to partial surrenders, see "Partial Surrenders--Certain Other Considerations" below.

Effect of Partial Surrenders on Face Amount and Death Benefit. A partial surrender will always decrease the Death Benefit and may also decrease the Face Amount. As described below, the effect of a partial surrender on the Death Benefit and the Face Amount may vary depending upon the Death Benefit Option in effect and whether the Death Benefit is based on the applicable percentage of Accumulated Value.

Option A--Effect of Partial Surrenders. The effect of a partial surrender on the Face Amount and Death Benefit under Option A can be described as follows. The Face Amount will never be decreased by a partial surrender. A partial surrender will, however, always decrease the Death Benefit under Option A by one of the following amounts:

(bullet)  If the Death Benefit equals the Face Amount plus the
Accumulated Value, a partial surrender will reduce the Accumulated Value by the amount of the partial surrender and thus the Death Benefit will also be reduced by the amount of the partial surrender.

Illustration. For the purpose of this illustration (and any following illustrations of partial surrenders), assume that the Attained Age of the Insured is under 40, and there is no Contract Debt. (The applicable percentage is 250% for an Insured with an Attained Age of 40 or below. See "CONTRACT BENEFITS--Death Benefits".)

Under Option A, a Contract with a Face Amount of $100,000 and an Accumulated Value of $60,000 will have a Death Benefit of $160,000 ($100,000 + $60,000). Assume that the Contract Owner wishes to take a partial surrender of $20,000. Because the Death Benefit equals the Face Amount plus the Accumulated Value, the partial surrender will reduce the Accumulated Value to $40,000 ($60,000 - $20,000 = $40,000) and the Death
Benefit to $140,000 ($100,000 + $40,000). The Face Amount is not changed.

(bullet) If the Death Benefit immediately prior to the partial surrender is based on the applicable percentage of Accumulated Value, the Death Benefit will be reduced to equal, the greater of (a) the Face Amount plus Accumulated Value after deducting the partial surrender and
(b) the Death Benefit based on the applicable percentage of Accumulated Value after deducting the partial surrender.

Illustration. Under Option A, a Contract with a Face Amount of $100,000 and an Accumulated Value of $80,000 will have a Death Benefit of $200,000 ($80,000 X 2.5). Assume that the Contract Owner wishes to take a partial surrender of $20,000. Because the Death Benefit is based on the applicable percentage of Accumulated Value, the partial surrender will reduce the Accumulated Value to $60,000 ($80,000 - $20,000) and the Death Benefit to the greater of (a) the Face Amount plus the Accumulated Value ($100,000 + $60,000 = $160,000), and (b) the Death Benefit based on the applicable percentage of Accumulated Value ($60,000 X 2.5 = $150,000). Therefore, the Death Benefit will be $160,000. The Face Amount is not changed.

Option B--Effect of Partial Surrenders. The effect of a partial surrender on the Face Amount and Death Benefit under Option B can be described as follows:

(bullet) If the Death Benefit equals the Face Amount, a partial surrender will reduce the Face Amount and the Death Benefit by the amount of the partial surrender.

Illustration. Under Option B, a Contract with a Face Amount of $100,000 and an Accumulated Value of $30,000 will have a Death Benefit of $100,000 (that is, the Face Amount). Assume that the Contract Owner wishes to take a partial surrender of $10,000. The partial surrender will reduce the Accumulated Value to $20,000 ($30,000 - $10,000) and the Death Benefit and Face Amount to $90,000 ($100,000 - $10,000).

(bullet) If the Death Benefit is based on the applicable percentage of Accumulated Value and the amount of the partial surrender multiplied by the applicable percentage is less than the Death Benefit immediately prior to the partial surrender minus the Face Amount at that time, the Face Amount will not be reduced and the Death Benefit will be reduced by the amount of the partial surrender multiplied by the applicable percentage.

Illustration. Under Option B, a Contract with a Face Amount of $100,000 and an Accumulated Value of $60,000 will have a Death Benefit of $150,000 ($60,000 X 2.5). Assume that the Contract Owner wishes to take a partial surrender of $10,000. The amount of the partial surrender multiplied by the applicable percentage ($10,000 X 2.5 = $25,000) is less than the Death Benefit minus the Face Amount prior to the partial surrender ($150,000 - $100,000 = $50,000). Because the Death Benefit is based on the applicable percentage of Accumulated Value and the amount of the partial surrender multiplied by the applicable percentage is less than the Death Benefit minus the Face Amount, the Face Amount will not be reduced and the Death Benefit will be reduced by the amount of the partial surrender multiplied by the applicable percentage ($150,000 - ($10,000 X 2.5) = $125,000). This is also the Death Benefit based on the applicable percentage of Accumulated Value after the partial surrender (($60,000 - $10,000) X 2.5 = $125,000).

(bullet) If the Death Benefit immediately prior to the partial surrender is based on the applicable percentage of Accumulated Value and the amount of the partial surrender multiplied by the applicable percentage exceeds the Death Benefit immediately prior to the partial surrender minus the Face Amount at that time, the Face Amount will be reduced by an amount equal to (a) the amount of the partial surrender, less (b) the result obtained by dividing (i) the difference between the Death Benefit and the Face Amount immediately prior to the partial surrender by (ii) the applicable percentage. The Death Benefit will be reduced to equal the Face Amount after the partial surrender.

Illustration. Under Option B, a Contract with a Face Amount of $100,000 and an Accumulated Value of $60,000 will have a Death Benefit of $150,000 ($60,000 X 2.5). Assume that the Contract Owner wishes to take a partial surrender of $30,000. The amount of the partial surrender multiplied by the applicable percentage ($30,000 X 2.5 = $75,000) exceeds the Death Benefit minus the Face Amount prior to the partial surrender ($150,000 - $100,000 = $50,000). Because the Death Benefit is based on the applicable percentage of Accumulated Value and the amount of the partial surrender multiplied by the applicable percentage exceeds the Death Benefit minus the Face Amount, the Face Amount will be reduced by an amount equal to (1) the amount of the partial surrender, less (2) the result obtained by dividing (A) the difference between the Death Benefit and the Face Amount prior to the partial surrender by (B) the specified percentage ($30,000 - (($150,000 - $100,000) (divided by)
2.5)) = $10,000). The Face Amount after the partial surrender will be $90,000 ($100,000 - $10,000) and the Death Benefit will be $90,000.

Partial Surrenders--Certain Other Considerations. THE AMOUNT OF ANY PARTIAL SURRENDER WILL, SUBJECT TO CERTAIN EXCEPTIONS, BE DEDUCTED FROM CUMULATIVE PREMIUM PAYMENTS IN DETERMINING WHETHER THE REQUIREMENTS FOR THE DEATH BENEFIT GUARANTEE HAVE BEEN SATISFIED. AS A RESULT, A PARTIAL SURRENDER COULD RESULT IN TERMINATION OF THE DEATH BENEFIT GUARANTEE. See "DEATH BENEFIT GUARANTEE".

Because a partial surrender can affect the Face Amount and the Death Benefit (as described above), a partial surrender may also affect the net amount at risk under a Contract. The net amount at risk is, in general, the difference between the Death Benefit and the Accumulated Value and will be used in calculating the cost of insurance protection provided under the Contract. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Monthly Deduction--Cost of Insurance".

A request for partial surrender will not be implemented if or to the extent the requested partial surrender would reduce the Face Amount below $5,000. Also, if a partial surrender would decrease the Face Amount, to the extent that the partial surrender would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, LBVIP will not effect such partial withdrawal. See "PAYMENT AND ALLOCATION OF PREMIUMS--Amount and Timing of Premiums--Premium Limitations".

Tax Considerations. Under the Technical and Miscellaneous Revenue Act of 1988, any surrender of a "modified endowment contract" will be treated as a taxable distribution. In addition, with certain exceptions, a ten percent (10%) additional income tax penalty would be imposed on the portion of any loan that is included in income. See "FEDERAL TAX MATTERS--Contract Proceeds".

Free Look Privileges

The Contract provides for two types of "free look" privileges, one after the application and issuance of the Contract and the other after any increase in Face Amount.

Free Look for Contract. The Contract provides for an initial Free Look Period. The Contract Owner may cancel the Contract until the latest of
(a) 45 days after Part I of the application for the Contract is signed,
(b) 10 days after the Contract Owner receives the Contract, and (c) 10 days after LBVIP mails or personally delivers a notice of withdrawal right to the Contract Owner. Upon giving notice of cancellation and returning the Contract (if it has been delivered), the Contract Owner will receive a refund equal to the sum of (i) the Accumulated Value (as of the date the returned Contract is received by LBVIP at its Home Office or by the LBVIP representative from whom the Contract was purchased), without any deduction of the Decrease Charge, plus (ii) the amount of any Premium Expense Charges, plus (iii) any Monthly Deductions charged against the Contract's Accumulated Value, plus (iv) any Mortality and Expense Risk Charges deducted from the value of the net assets of the Variable Account attributable to the Contract, plus (v) the advisory fees charged by the Fund against net asset value in the Fund Portfolios attributable to the Contract's value in the corresponding Subaccount(s) of the Variable Account. When state law requires a minimum refund equal to gross premiums paid, the refund will instead equal the gross premiums paid on the Contract and will not reflect the investment experience of the Variable Account. The notice of withdrawal right for the Contract will include a statement of the Decrease Charge and of the Initial Monthly Administrative Charge (included in the Monthly Deduction--see "CHARGES AND DEDUCTIONS-- Accumulated Value Charges--Monthly Deduction") attributable to the Contract, as well as a form for requesting cancellation of the Contract during the Free Look Period.

Free Look for Increase in Face Amount. Any requested increase in Face Amount is also subject to a "free look" privilege. The Contract Owner may cancel a requested increase in Face Amount until the latest of (a) 45 days after Part I of the application for increase is signed, (b) 10 days after the Contract Owner receives a Contract supplement for the increase in Face Amount, and (c) 10 days after LBVIP mails or personally delivers a notice of withdrawal right to the Contract Owner. Upon requesting cancellation of the increase, the Contract Owner will receive a refund, if he or she so requests, or otherwise a restoration of the Contract's Accumulated Value allocated among the Subaccount(s) of the Variable Account as if it were a Net Premium, equal to all Monthly Deductions attributable to the increase in Face Amount (including rider costs arising from the increase). This refund or credit will be made within seven days after LBVIP receives the request for cancellation on the appropriate form. In addition, the Decrease Charge will be adjusted, if necessary, so that it will be as though no increase in Face Amount had occurred. The notice of withdrawal right upon an increase in Face Amount will include a statement of the increase in the Decrease Charge and of the Initial Monthly Administrative Charge (included in the Monthly Deduction--see "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Monthly Deduction") attributable to the increase in Face Amount, as well as a form for requesting cancellation of the increase during the Free Look Period.

Net Premiums paid after an increase in Face Amount will be allocated to the Subaccount(s) of the Variable Account and will not be refunded following cancellation of the increase. Contract Owners who request an increase in Face Amount should consider this in deciding whether to make any premium payments during the Free Look Period for the increase.

Exchange Privileges

Exchange of the Contract. During the first 24 months following the Date of Issue, the Contract Owner may on one occasion, without evidence of insurability, exchange any Contract still in force for a fixed benefit permanent life insurance contract issued by Lutheran Brotherhood, of which LBVIP is an indirect subsidiary. This new contract will not be dependent upon future investment results of the Variable Account or any separate account of Lutheran Brotherhood. In order to make this exchange for such a contract, the Contract Owner must surrender the Contract to LBVIP at its Home Office, the Insured must be living on the exchange date, and any assignee must agree in writing to the exchange. In addition, any Debt under the Contract must be repaid and any amount required to pay the first premium on the new contract must be paid.

The new contract will have the same issue age, and premium class as the Contract. The exchange will become effective on the date (the "exchange date") that LBVIP receives the exchange request and the Contract at its Home Office. The Contract will end at the end of the day before the exchange date, and the new contract will become effective on the exchange date. On the exchange date, the new contract will have, at the option of the Contract Owner, either a death benefit equaling the Death Benefit under the Contract on the effective date of the exchange or a net amount at risk equaling the net amount at risk under the Contract on the effective date of the exchange. (An additional premium payment may be required.) The Accumulated Value of the new contract on the exchange date will vary depending upon the type of contract for which the Contract is being exchanged. The conversion will be subject to an equitable adjustment in payments and Contract values to reflect variances, if any, in the payments and Contract values under the existing Contract and the new contract. The new contract's provisions and charges will be those that would have been applicable under Lutheran Brotherhood's standard practices if the fixed benefit permanent life insurance contract had been issued on the Date of Issue. See "FEDERAL TAX MATTERS" for a discussion of the Federal income tax consequences of an exchange.

Exchange of Increase in Face Amount. During the first 24 months following an increase in Face Amount, the Contract Owner may on one occasion, without evidence of insurability, exchange the amount of the increase in Face Amount for a fixed benefit permanent life insurance contract. Premiums under this new contract will be based on the same issue age and premium class of the Insured as were applied on the effective date of the increase in the Face Amount of the Contract. The conditions and principles applicable to an exchange of the entire Contract for such a contract which are described immediately above will be equally applicable to this exchange of an increase in Face Amount for such a new contract. See "FEDERAL TAX MATTERS" for a discussion of the Federal income tax consequences of an exchange.

                       GENERAL PROVISIONS

Postponement of Payments

General. LBVIP may defer payment of maturity proceeds, any loan or surrender and any portion of the death proceeds in excess of the Face Amount if (a) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or (b) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets. Transfers and allocations of Accumulated Value to and against the Subaccounts of the Variable Account may also be postponed under these circumstances.

Payment by Check. Payments under the Contract of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Contract Owner's bank.

Date of Receipt

Except as otherwise stated herein, the date of receipt by LBVIP of any Written Notice, premium payment, telephonic instructions or other communication is the actual date it is received at LBVIP's Home Office in proper form unless received (1) after the close of the New York Stock Exchange, or (2) on a date which is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

The Contract

The Contract and attached copy of the Application and any supplemental Applications are the entire contract. Only statements in the Application and any supplemental Applications can be used to void the Contract or defend a claim. The statements are considered representations and not warranties. Any change to the Contract must be in writing and signed by the President and the Secretary of LBVIP. Pursuant to various applicable state laws, certain of the provisions of the Contract may vary from state to state.

Suicide

If the Insured dies by suicide within two years (or such shorter period provided by applicable state law) from the Date of Issue, LBVIP will pay an amount equal to premiums paid, less any partial surrenders (and partial surrender charges) and Contract Debt. If the Insured commits suicide within two years after the effective date of any increase in Face Amount requiring evidence of insurability (or such shorter period required by applicable state law), the amount LBVIP will pay with respect to the increase will be only an amount equal to the Monthly Deductions previously made for the increase.

Incontestability

LBVIP cannot contest the validity of a Contract after it has been in force during the Insured's lifetime for two years from its Date of Issue, except for any provisions granting benefits in the event of total disability. Similar incontestability will apply to an increase in Face Amount or any reinstatement after it has been in force during the Insured's lifetime for two years from its effective date.

Change of Owner or Beneficiary

As long as the Contract is in force, the Contract Owner or Beneficiary may be changed by Written Notice to LBVIP. The Contract need not be returned unless requested by LBVIP. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received by LBVIP. LBVIP will not, however, be liable for any payment made or action taken before receipt of the Written Notice.

Assignment as Collateral

The Contract may be assigned as collateral. LBVIP will not be bound by the assignment until a copy has been received at its Home Office, and LBVIP assumes no responsibility for determining whether an assignment is valid or the extent of the assignee's interest. All assignments will be subject to any Contract Debt. The interest of any Beneficiary or other person will be subordinate to any assignment.

Misstatement of Age or Sex

If the age or sex of the Insured has been misstated, the Accumulated Value and/or Death Benefit will be adjusted, using the most recent cost of insurance rates, to the amounts that would have been provided based on the correct age and sex.

Due Proof of Death

LBVIP will accept as due proof of death of the Insured a completed claimant's statement, which will be furnished by LBVIP, together with either a certified death certificate or an attending physician's statement. In some circumstances, LBVIP may require an attending physician's statement even though a death certificate is furnished.

Reports to Contract Owners

LBVIP will mail to Contract Owners, at their last known address of record, within 30 days after each Contract Anniversary, annual reports confirming the status of each Contract's values and benefits. These reports will show the following as of the beginning and end of the Contract Year: the Face Amount; the Death Benefit; the Accumulated Value; any outstanding Decrease Charge; any Contract Debt; and Cash Surrender Value. The annual reports will show how future Net Premiums will be allocated among the Subaccount(s) pursuant to the Contract Owner's current allocation instructions. In addition, LBVIP will mail to Contract Owners quarterly reports that will show all Contract transactions since the last Contract Anniversary, including, but not limited to, the amount and dates of premium payments (including those paid under an automatic payment plan offered by LBVIP or those paid prior to the initial transfer to the Subaccount(s) on the Contract
Date), monthly charges deducted, loans (as well as the loan interest that became due, interest credited from the General Account and loan repayments), partial surrenders, transfers, exchanges or an exercise of a free look privilege.

Within seven days of the following transactions, LBVIP will mail a confirmation statement or letter to the Contract Owner confirming such transactions, in addition to showing them in the quarterly and annual reports: any premium payment (other than those paid under an automatic payment plan offered by LBVIP or those paid prior to the initial transfer to the Subaccount(s) on the Contract Date, which will be confirmed by LBVIP in the annual report), any Contract loan, interest payment or loan repayment, any change in instructions for allocation of Net Premiums or other Contract transactions, any transfer of amounts among Subaccount(s) (including the initial transfer on the Contract
Date), any partial surrender, any decrease in Face Amount that results in a reduction of the Decrease Charge and thus the assets attributable to the Contract in the Subaccount(s), any restoration to Accumulated Value following an exercise of a free-look privilege for an increase in the Face Amount and the manner in which such amount is allocated among the Subaccount(s), any exercise of the free-look privilege for an increase in the Face Amount when a refund is made, any exercise of the free look privilege for the Contract, any exchange of the Contract, any full surrender of the Contract, payment of a Death Benefit and payment at Maturity Date. Upon request, any Contract Owner will be sent a receipt for any premium payment.

LBVIP will maintain all records relating to the Variable Account. LBVIP will mail to Contract Owners, at their last known address of record, any reports required by any applicable law or regulation. Each Contract Owner will also be sent an annual and a semi-annual report for the Variable Account and a list of the securities held in each Portfolio of the Fund as required by the Investment Company Act of 1940.

Additional Insurance Benefits

Subject to certain requirements, one or more of the following additional insurance benefits may be added to the Contract at the option of the Contract Owner by rider at the time the Contract is applied for or at a later date. At present, these options include: waiver of Monthly Deductions in the event of total disability, additional insurance coverage for accidental death, waiver of selected amount in the event of total disability, term insurance on the Insured's spouse, term insurance on the Insured's children, a right to increase the Face Amount of the Contract on certain specified dates or life events without proof of insurability, and a cost of living insurance adjustment without proof of insurability. LBVIP may offer additional optional benefits in the future. The cost of any additional insurance benefits will be deducted as part of the Monthly Deduction. See "CHARGES AND DEDUCTIONS-- Accumulated Value Charges--Monthly Deduction". The amounts of these benefits do not vary with the investment experience of the Variable Account. Certain restrictions apply and are clearly described in the applicable rider. Any LBVIP Representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from LBVIP upon written request. Any additional insurance benefits purchased will be described in a rider attached to the Contract. The charge for additional insurance benefits added by rider will be specified in the Contract or in a supplement to the Contract. An additional charge will apply for any insurance benefits added by rider at any time after issuance of the Contract.
Cost of insurance rates for additional term insurance benefits added by spouse rider for Contracts issued in the state of Montana will be based on rates applicable to females in other states.

The issuance of a rider providing insurance coverage on the Insured's spouse will result in an additional Initial Monthly Administrative Charge. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Monthly Deduction--Initial Monthly Administrative Charge".

Adding insurance benefits may have Federal income tax consequences. See "FEDERAL TAX MATTERS--Contract Proceeds."

Accelerated Benefits Rider

For newly issued Contracts, entered into on or after May 1, 1992, under certain circumstances, the Accelerated Benefits Rider allows a Contract Owner residing in a state that has approved such rider to receive benefits from the Contract that would be otherwise payable upon the death of the Insured. The benefit may vary state-by-state and an LBVIP representative should be consulted as to whether and to what extent the rider is available in a particular state and on any particular Contract.

The Accelerated Benefits Rider allows the Contract Owner to elect an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist. The benefits paid under the Accelerated Benefits Rider are available when LBVIP has received Written Notice request and proof satisfactory (a certification by a doctor) that the Insured has a life expectancy of 12 months or less (or such shorter period provided by state law), or has been confined in a nursing home for at least 6 months and confinement is expected to continue for the lifetime of the Insured. The amount of the benefit will always be less than the Death Benefit, but will generally be greater than the Contracts' Accumulated Value.

LBVIP will determine the amount available as an accelerated benefit.
All or part of the eligible amount may be accelerated under the Accelerated Benefits Rider. The benefit payable for any person must be $10,000, or if smaller, that person's entire eligible amount. If the entire amount is paid, the Contract will terminate. If only a portion of the eligible amount is paid, the Contract will remain in force. The amount of insurance, the Loan Amount and Accumulated Value of the Contract will be reduced by the same percentage as the percentage of the eligible amount received under the Accelerated Benefits Rider. The benefit will be paid in a lump sum, unless otherwise agreed to by LBVIP. With LBVIP's approval, the Contract Owner may instead elect to have the benefit paid in equal periodic payments over a fixed period, and the minimum periodic payment must be at least $500. If the Insured dies before all periodic payments have been made, LBVIP will pay the beneficiary the present value of the remaining payments, based on the same interest rate as that used to determine the periodic payments.

The Accelerated Benefits Rider is available only in states where and to the extent regulatory approval has been obtained. If desired by a Contract Owner, the benefit must be requested on the Contract's application. There is no charge for adding the benefit to the Contract. However, an administrative fee (not to exceed $150) will be charged at the time the benefit is paid.

LBVIP agrees that unless otherwise required by law, no benefit will be paid if the Contract Owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. In addition, receipt of payment of the Accelerated Benefits rider may affect eligibility for government sponsored benefits programs, including Medicaid. LBVIP can furnish details about the amount of the Accelerated Benefits Rider available to an eligible Contract Owner under a particular Contract, and the adjusted premium payments that would be in effect if less than the entire amount eligible for payment is paid. See "GENERAL PROVISIONS--Accelerated Benefits Rider". The tax treatment of benefits paid under the Accelerated Benefits Rider is currently uncertain. See "FEDERAL TAX MATTERS--Contract Proceeds--Benefits Paid under the Accelerated Benefits Rider".

Reservation of Certain Rights

LBVIP reserves the right, to the extent permitted or required by law (including SEC rules under the 1940 Act), to eliminate or modify certain rights provided under the Contract:

(1) the withdrawal rights during the initial Free Look Period (see "CONTRACT RIGHTS--Free Look Privileges--Free Look for Contract");

(2) the withdrawal rights during any Free Look Period after an increase in Face Amount (see "CONTRACT RIGHTS--Free Look Privileges--Free Look for Increase in Face Amount");

(3) the exchange rights during the first 24 months following the Date of Issue (see "CONTRACT RIGHTS--Exchange Privileges--Exchange of the
Contract"); and

(4) the exchange rights during the first 24 months following an increase in Face Amount (see "CONTRACT RIGHTS--Exchange Privileges--Exchange of Increase in Face Amount").

LBVIP will provide Contract Owners with written notice if it exercises its right to eliminate or modify any of these rights.

                       Federal Tax Matters

The following discussion is general and is not intended as tax advice. Any person concerned about these tax implications should consult a competent tax adviser. This discussion is based on LBVIP's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of these current laws and interpretations. It should be further understood that the following discussion is not exhaustive and that special rules not described in this Prospectus may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws. LBVIP does not make any guarantee regarding the tax status of any Contract.

Contract Proceeds

General.  The Contract will qualify as a life insurance contract under
Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). Section 7702 of the Code provides that the Contract will so qualify if it satisfies a cash value accumulation test or a guideline premium requirement and falls within a cash value corridor. The qualification of the Contract under Section 7702 depends in part upon the Death Benefit payable under the Contract at any time. To the extent a change in the Contract, such as a decrease in Face Amount or a change in Death Benefit Option, would cause the Contract not to qualify, LBVIP will not make the change. See "PAYMENT AND ALLOCATION OF PREMIUMS-- Amount and Timing of Premiums-- Premium Limitations". Although the Secretary of the Treasury is authorized to prescribe regulations interpreting the manner in which these tests are to be applied, such regulations have not been issued. In addition, the Technical and Miscellaneous Revenue Act of 1988 (the "Act") provides additional requirements under Section 7702 for mortality and other expense charges of life insurance contracts. Nonetheless, LBVIP believes that the Contract should meet the statutory definition in Section 7702 of a life insurance contract.

Death Benefits. The Death Benefit proceeds payable under either Option A or Option B will be excludable from the gross income of the Beneficiary under Section 101(a) of the Code.

Distributions. The Contract Owner will not be taxed upon the increase in Accumulated Value of the Contract unless and until there is a taxable distribution from the Contract. The Act was enacted on November 11, 1988 and makes certain changes to the income tax treatment of distributions from Contracts classified as "modified endowment contracts" under the Code. A modified endowment contract is any Contract that fails a special premium limitation test set forth in the Code. This test requires that the cumulative amount paid during the first seven years since the Date of Issue (or date of certain increases in coverage) not exceed the cumulative amount of the level annual premium which, in theory, would provide a paid-up Contract after seven years. If this test is ever violated, LBVIP will notify the Contract Owner, who may then take certain timely steps to return the Contract to non-modified endowment contract status. This premium limitation test does not supercede the premium limitations previously established by the Code as discussed under "Premium Limitations" at page 33 of the Prospectus.

The Act involves complex considerations and unresolved interpretive issues. It should be understood, however, that if there is material change in the Contract, the Contract is treated as a new Contract as of the date of the material change for purposes of determining whether it will be treated as a modified endowment contract. Such a change will create a modified endowment contract only if cumulative amounts paid in the seven years following the change violate the new cumulative premium limitation test. Certain increases in Contract benefits (including increases in Face Amount and in additional insured benefits) will trigger the start of a new seven year period from the date of this change, along with a new level annual premium to be used in the test.
In addition, a reduction in Contract benefits at any time while the test is applicable could in itself create a modified endowment contract, depending on certain factors. In this case, the premium limitation test will be applied as though the Contract were originally issued at the lower benefit unless the benefits are reinstated in a timely manner.

Tax Treatment of Modified Endowment Contracts. Under the Act, distributions from a Contract treated as a modified endowment contract are taxable up to the amount equal to the excess (if any) of the Accumulated Value immediately before the distribution over the investment in the Contract at such time. Investment in the Contract is generally defined as the premiums paid for the Contract (plus or minus any loss or gain, respectively, transferred into the Contract as a result of a tax-free exchange), minus any non-taxable distributions (where taxable gain calculations are based on surrender values net of loans). Loans taken from such a Contract, as well as surrenders and benefits paid at maturity (other than the Death Benefit), will be treated as taxable distributions. (The assignment or pledge of a Contract with a maximum death benefit of $25,000 or less made to secure only burial or prearranged funeral expenses is not treated as a distribution). A ten percent (10%) additional income tax will be imposed on the portion of any distribution from such a Contract that is included in income except where the distribution is made on or after the date on which the Contract Owner attains age 59 1/2, or is attributable to the Contract Owner becoming disabled, or is a part of a series of substantially equal periodic payments for the life or life expectancy of the Contract Owner or the joint lives or joint life expectancies of the Contract Owner and Beneficiary.

Any withdrawal or loan proceeds that were paid 24 months prior to such a Contract becoming a modified endowment contract will also potentially be a taxable distribution.

Generally, interest on such Contract loans, even if paid, will not be tax deductible.

Under the Act, all modified endowment contracts, issued by LBVIP (or its affiliates) to the same Contract Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the gross income under Section 72(e) of the Code.

Tax Treatment of Contracts that are NOT Modified Endowment Contracts. The Act does not apply to Contracts entered into prior to June 21, 1988, provided that the Contract Owner does not request an increase in Contract benefits (although certain increases in Face Amount are exempted) on or after that date. These pre-June 21, 1988, Contracts (as well as Contracts entered into after June 20, 1988, that are not modified endowment contracts) remain subject to the taxation provisions described below.

A full surrender distribution of the Contract will, under Section
72(e)(5) of the Code, be included in the Contract Owner's gross income to the extent it exceeds the Contract Owner's investment in the Contract.

A partial surrender distribution from the Contract will be taxed under the "cost recovery" rule in that, the distribution will be included in the Contract Owner's gross income to the extent it exceeds the investment in the Contract. However, certain cash distributions received as a result of certain Contract benefit changes will be taxed under the "interest-first" rule if the distribution occurs during the first fifteen years after issue. The amount of the cash distribution to be included in gross income will be limited to the minimum of the taxable gain and the applicable recapture ceiling as defined in Section 7702. No ten percent (10%) additional penalty will apply.

In addition, under Section 72(e)(5) of the Code, loans received under the Contract will not be included in gross income. (However, loans may or may not be taxable at the time of a full or partial surrender.) Interest paid to LBVIP with respect to the loan may or may not be deductible. Due to the complexity of these factors, a Contract Owner should consult a competent tax adviser as to the deductibility of interest paid on any Contract loans.

Benefits Paid under the Accelerated Benefits Rider. Adding the Accelerated Benefits Rider to a newly issued Contract has no adverse consequences; however, electing to use it could. The tax treatment of benefits paid under the Accelerated Benefits Rider is currently uncertain. Future legislation or interpretations may treat all or part of such payments as taxable distributions from the Contract. Unlike a death benefit received by a beneficiary after the death of an insured, receiving a benefit paid under the Accelerated Benefits Rider may give rise to a federal or state income tax. A competent tax adviser should be consulted for further information.

Withholding. The taxable portion of a distribution to an individual is subject to Federal income tax withholding unless the taxpayer elects not to have withholding. LBVIP will provide the Contract Owner with the election form and further information as to withholding prior to the first distribution.

Changes in Contract Owners. The right to change Contract Owners may have tax consequences, depending on a number of factors. Due to the complexity of these factors, a Contract Owner should consult a competent tax adviser as to the tax consequences of such a change.

Exchanges. The right to exchange the Contract for a fixed benefit permanent life insurance contract (see "CONTRACT RIGHTS--Exchange Privileges") will be treated as a tax-free exchange under Section 1035. A life insurance contract received in exchange for a modified endowment contract will also be treated as a modified endowment contract. Also, if a Contract Owner exchanges any life insurance contract entered into before June 21, 1988, for a Contract described in this prospectus, then the new provisions regarding modified endowment contracts described above may apply. Accordingly, a Contract Owner should consult a tax adviser before effecting an exchange of any life insurance contract, including the Contract.

Other Taxes. Federal estate taxes and the state and local estate, inheritance and other taxes may become due depending on applicable law and the circumstances of each Contract Owner or Beneficiary, if the Contract Owner or Insured dies. Any person concerned about the estate implications of the Contract should consult a competent tax adviser.

Diversification Requirements. Flexible premium variable life insurance policies such as the Contracts will be treated as life insurance contracts under the Code, among other things, so long as the separate accounts funding them are "adequately diversified". Section 817(h) of the Code also requires that investments of the Variable Account meet certain diversification requirements stated in section 817(h)(2) or as may be prescribed by the Treasury Department in regulations. The assets of the Fund will meet the diversification requirements. LBVIP will monitor the Contracts and the regulations of the Treasury Department to insure that the Contract will continue to qualify as a life insurance contract under sections 7702 and 817.

Pension and Profit-Sharing Plans. If a Contract is purchased by a trust which forms part of a pension or profit-sharing plan qualified under
Section 401(a) of the Code for the benefit of participants covered under the plan, the Federal income tax treatment of such Contracts will be somewhat different from that described above. A competent tax adviser should be consulted on these matters.

Taxation of the Company

LBVIP does not initially expect to incur any income tax burden upon the earnings or the realized capital gains attributable to the Variable Account. Based on this expectation, no charge is being made currently to the Variable Account for Federal income taxes which may be attributable to the Account. If, however, LBVIP determines that it may incur such tax burden, it may assess a charge for such burden from the Variable Account.

LBVIP may also incur state and local taxes, in addition to premium taxes, in several states. At present, these taxes are not significant. If there is a material change in state or local tax laws, charges for such taxes, if any, attributable to the Variable Account, may be made.

            Employment-Related Benefit Plans

The Contracts described in this Prospectus (except for Contracts issued in the state of Montana) contain guaranteed and current cost of insurance rates that distinguish between men and women. On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the cost of insurance rates applicable to Contracts purchased under an employment-related insurance or benefit program may in some cases not vary on the basis of the Insured's sex. Any unisex rates to be provided by LBVIP will apply for tax-qualified plans and those plans where an employer believes that the Norris decision applies. Contracts issued in connection with employment-related insurance benefit plans may also be subject to different limitations with respect to the Minimum Face Amount, increases in Face Amount, additional insurance benefits, and issues ages.

Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, and any comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a Contract may be purchased.

        Safekeeping of the Variable Account's Assets

LBVIP holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the General Account of LBVIP. LBVIP maintains records of all purchases and redemptions of Fund shares by each of the Subaccounts. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond providing $10,000,000 coverage for officers and employees and $750,000 coverage for general agents and LBVIP Representatives, both subject to a $100,000 deductible.

                       Voting Rights

General. As stated above, all of the assets held in the Subaccounts of the Variable Account will be invested in shares of the corresponding Portfolios of the Fund. LBVIP is the legal owner of those shares and as such has the right to vote to elect the Board of Directors of the Fund, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon at a shareholders' meeting. However, LBVIP will, as required by law, vote the shares of the Fund at regular and special meetings of the shareholders of the Fund in accordance with instructions received from Contract Owners. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result LBVIP determines that it is permitted to vote the Fund shares in its own right, it may elect to do so. The Fund's Bylaws provided that regular meetings of the shareholders of the Fund may be held on an annual or less frequent basis as determined by the Board of Directors of the Fund. For a more complete discussion, see the accompanying prospectus for the Fund.

The number of votes which a Contract Owner has the right to instruct will be calculated separately for each Subaccount. The number of votes which each Contract Owner has right to instruct will be determined by dividing a Contract's Accumulated Value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the subaccount invests. Fractional shares will be counted. The number of votes of the Portfolio which the Contract Owner has right to instruct will be determined as of the date coincident with the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund.

Any Portfolio shares held in the Variable Account for which LBVIP does not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by LBVIP in proportion to the instructions received from all Contract Owners. Any Portfolio shares held by LBVIP or its affiliates in general accounts will, for voting purposes, be allocated to all separate accounts of LBVIP and its affiliates having a voting interest in that Portfolio in proportion to each such separate account's voting interest in that Portfolio, and will be voted in the same manner as are such separate account's votes.
Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.

Disregard of Voting Instructions. LBVIP may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of the Fund or one or more of its Portfolios or to approve or disapprove an investment advisory contract for a Portfolio of the Fund. In addition, LBVIP itself may disregard voting instructions in favor of changes initiated by a Contract Owner in the investment policy or the investment adviser of a Portfolio of the Fund if LBVIP reasonably disapproves of such changes.
A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or LBVIP determined that the change would have an adverse effect on its General Account in that the proposed investment policy for a Portfolio may result in overly speculative or unsound investments. In the event LBVIP does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report of the Fund to Contract Owners.

                Directors and Officers of LBVIP
Directors
     Name                      Principal Occupation
     Robert P. Gandrud         President and Chief Executive Officer of Lutheran Brotherhood
     Bruce J. Nicholson        Executive Vice President and Chief Financial Officer of Lutheran Brotherhood
     Rolf F. Bjelland          Executive Vice President of Lutheran Brotherhood
     Paul R. Ramseth           Executive Vice President of Lutheran Brotherhood
     William H. Reichwald      Executive Vice President of Lutheran Brotherhood
Executive Officers
     Robert P. Gandrud         President, Chairman and Chief Executive Officer
     Bruce J. Nicholson        Chief Financial Officer
     Rolf F. Bjelland          Vice President--Investments
     William H. Reichwald      Vice President--Marketing (Executive Vice President of Lutheran Brotherhood)
     Anita J.T. Young          Treasurer (Vice President and Treasurer of Lutheran Brotherhood)
     David J. Larson           Vice President and Secretary (Senior Vice President,
                               Secretary and General Counsel of Lutheran Brotherhood)
     David J. Christianson     Vice President--Insurance Services (Vice President of Lutheran
                               Brotherhood)
     Otis F. Hilbert           Vice President and Assistant Secretary (Vice President
                               and Associate General Counsel of Lutheran Brotherhood)
     Richard J. Johnson        Vice President--Product Development (Vice President of Lutheran
                               Brotherhood)
     James R. Olson            Vice President (Vice President of Lutheran Brotherhood)
     Bruce M. Piltingsrud      Vice President--Marketing (Vice President of Lutheran Brotherhood)
     Jerald E. Sourdiff        Vice President and Controller (Senior Vice President of Lutheran Brotherhood)
     James M. Walline          Vice President--Investments (Vice President of Lutheran Brotherhood)


All of the foregoing directors and executive officers except Mr. Nicholson have been employees or officers of Lutheran Brotherhood for the past five years. Prior to being elected as an officer of Lutheran Brotherhood in 1990, Mr. Nicholson was an actuarial consultant and principal of the Bloomington, Minnesota office of Towers, Perrin, Forster & Crosby.

               Sales and Other Agreements

Lutheran Brotherhood Securities Corp., 625 Fourth Avenue South,
Minneapolis, Minnesota 55415 an indirect subsidiary of Lutheran
Brotherhood, acts as the principal underwriter of the Contracts pursuant to a Distribution Agreement to which LBVIP and the Variable Account are also parties.

Lutheran Brotherhood Securities Corp. is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Lutheran Brotherhood Securities Corp. is also named as distributor of the stock of The Lutheran Brotherhood Family of Funds, consisting of the following series: Lutheran Brotherhood Money Market Fund, Lutheran Brotherhood Opportunity Growth Fund, Lutheran Brotherhood Fund, Lutheran Brotherhood Income Fund, Lutheran Brotherhood High Yield Fund, and Lutheran Brotherhood Municipal Bond Fund, all of which are diversified open-end investment companies.

The Contracts are sold through LBVIP Representatives who are licensed by state insurance officials to sell the Contracts. These LBVIP
Representatives are also registered representatives of Lutheran
Brotherhood Securities Corp. The Contracts are offered in all states where LBVIP is authorized to sell variable life insurance.

When an application for a Contract is completed, it is submitted to LBVIP. Under a service agreement between LBVIP and Lutheran Brotherhood (described below), Lutheran Brotherhood performs insurance underwriting reviews and determines whether to accept or reject the application for the Contract and determines the Insured's premium class.

Under the Distribution Agreement, Lutheran Brotherhood Securities Corp. will perform suitability review.

Under the Distribution Agreement, LBVIP Representatives receive commissions and service fees from Lutheran Brotherhood Securities Corp. for selling and servicing the Contracts. LBVIP reimburses Lutheran Brotherhood Securities Corp. for such compensation. LBVIP also reimburses Lutheran Brotherhood Securities Corp. for other expenses incurred in marketing and selling the Contracts. These include general agent compensation, LBVIP Representatives' training allowances and agency expense allowances.

Compensation of LBVIP Representatives. LBVIP Representatives selling the Contracts will receive a 3% service fee of all premiums paid on the Contract. In addition to the service fee, commissions will be paid to the LBVIP Representatives based on a commission schedule summarized below. Further, LBVIP Representatives may be eligible to receive certain benefits based on the account of earned commissions.

During the first Contract Year, commissions will be not more than 47% of the Death Benefit Guarantee Premium for the Contract. In the second and third Contract Years, commissions will equal, in general, 7% of the Death Benefit Guarantee Premium for the Contract. The Death Benefit Guarantee Premium at issue will include premiums attributable to riders and supplemental benefits included in the Contract.

For the first year following an increase in Face Amount, commissions will be not more than 47% of the Death Benefit Guarantee Premium for the increase. In the second and third year following an increase, commissions will equal, in general, 7% of the Death Benefit Guarantee Premium for the increase.

For Contracts with an initial Face Amount greater than or equal to $250,000, during the first Contract Year after issue or following an increase in Face Amount, the commissions will be not more than 40% of the applicable Death Benefit Guarantee Premium. In the second and third year after issue or following an increase, the commissions will equal, in general, 6% of the applicable Death Benefit Guarantee Premium.

For the first year following the addition of a spouse or child rider, the commission will be not more than 47% of the Death Benefit Guarantee Premium for the rider. In the second and third year following the addition of a rider, commissions will equal, in general, 7% of the Death Benefit Guarantee Premium for the rider.

For the first year following an increase in Face Amount of a spouse rider, the commission will be not more than 47% of the Death Benefit Guarantee Premium for the increase in Face Amount of the spouse rider. In the second and third year following the increase, commissions will equal, in general, 7% of the Death Benefit Guarantee Premium for the increase in the spouse rider.

Service Agreement. Lutheran Brotherhood performs certain investment and administrative duties for LBVIP pursuant to a written agreement. The agreement is automatically renewed each year, unless either party terminates it. Under this agreement, LBVIP pays Lutheran Brotherhood for salary costs and other services and an amount for indirect costs incurred through LBVIP's use of Lutheran Brotherhood's personnel and facilities.

Bonding Arrangement. An insurance company blanket bond is maintained providing $10,000,000 coverage for officers and employees of Lutheran Brotherhood, LBVIP and Lutheran Brotherhood Securities Corp., and $750,000 coverage for their general agents and LBVIP Representatives, both subject to a $100,000 deductible.

                        Legal Proceedings

LBVIP is not involved in any legal proceedings.

                          Legal Matters

All matters of applicable state law pertaining to the Contracts, including LBVIP's right to issue the Contracts thereunder, have been passed upon by James M. Odland, counsel for LBVIP.

                             Experts

The financial statements of the Variable Account and LBVIP included in this Prospectus have been so included in reliance of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Gregory A. Rogers, FSA, MAAA, Actuary of LBVIP, whose opinion is filed as an exhibit to the Registration Statement.

                        Further Information

A Registration Statement under the Securities Act of 1933 has been filed with the SEC, with respect to the Contracts described herein. This Prospectus does not contain all of the information set forth in the Registration Statement and exhibits thereto, to which reference is hereby made for further information concerning the Account, LBVIP and the Contracts. The information so omitted may be obtained from the SEC's principal office in Washington, D.C., upon payment of the fee pre-

scribed by the SEC, or examined there without charge. Statements contained in this Prospectus as to the provisions of the Contracts and other legal documents are summaries, and reference is made to the documents as filed with the SEC for a complete statement of the provisions thereof.

                     Financial Statements

The audited financial statements of LBVIP which are included in this Prospectus should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon the ability of LBVIP to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.


              (This page intentionally left blank)


                                             3100 Multifoods Tower
                                             33 South Sixth Street
                                             Minneapolis, MN 55402-3795
-----------------------------------------------------------------------
Price Waterhouse llp                               Logo goes here


                     REPORT OF INDEPENDENT ACCOUNTANTS
February 3, 1995

To Lutheran Brotherhood Variable Insurance
Products Company and Contract Owners of
LBVIP Variable Insurance Account

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of LBVIP Variable Insurance Account and the Growth, High Yield, Income and Money Market subaccounts thereof at December 31, 1994, and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of Lutheran Brotherhood Variable Insurance Products Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/Price Waterhouse LLP



                                          LBVIP Variable Insurance Account
                                         Statement of Assets and Liabilities
                                                    December 31, 1994
                                                                                         Subaccounts
                                                                  ----------------------------------------------------------
                                                                                     High                         Money
                                                                     Growth         Yield          Income         Market
                                                                  ------------   ------------    ------------   ------------
ASSETS:
Investments in LB Series Fund, Inc. --
   Growth Portfolio, 2,638,928 shares at net asset value
      of $13.51 per share (cost $35,690,153)                      $35,647,597
   High Yield Portfolio, 2,200,624 shares at net asset value
      of $ 9.18 per share (cost $22,227,755)                                     $20,201,499
   Income Portfolio, 1,403,941 shares at net asset value
      of $9.04 per share (cost $13,889,210)                                                       $12,691,098
   Money Market Portfolio, 1,458,300 shares at net
      asset value of $1.00 per share (cost $1,458,300)                                                            $1,458,300
                                                                  ------------   ------------    ------------   ------------
                                                                    35,647,597     20,201,499      12,691,098      1,458,300
Receivable from LBVIP for units issued                                  27,826         12,965          15,123            305
Dividends receivable from LB Series Fund, Inc.                              --          5,170           2,380            219
                                                                  ------------   ------------    ------------   ------------
      Total assets                                                  35,675,423     20,219,634      12,708,601      1,458,824
                                                                  ------------   ------------    ------------   ------------
LIABILITIES:
Payable to LBVIP for mortality and expense risk charge                  17,815         10,163           6,454            707
                                                                  ------------   ------------    ------------   ------------
NET ASSETS                                                         $35,657,608    $20,209,471     $12,702,147     $1,458,117
                                                                  ============   ============    ============   ============
Number of units outstanding                                          1,883,077        960,109         729,752        965,173
                                                                  ============   ============    ============   ============
Unit value (net assets divided by units outstanding)                    $18.94         $21.05          $17.41          $1.51
                                                                  ============   ============    ============   ============

                             ----------------------------------------------------------
                                                 Statement of Operations
                                               Year Ended December 31, 1994
                                                                                          Subaccounts
                                                                  ----------------------------------------------------------
                                                                                    High                           Money
                                                                     Growth         Yield           Income         Market
                                                                  ------------   ------------    ------------   ------------
INVESTMENT INCOME:
Dividend income                                                     $  479,070     $1,755,402       $ 802,946        $51,722
Mortality and expense risk charge                                     (188,079)      (107,946)        (70,910)        (7,817)
                                                                  ------------   ------------    ------------   ------------
   Net investment income                                               290,991      1,647,456         732,036         43,905
                                                                  ------------   ------------    ------------   ------------
REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                       745,295        262,414         193,140             --
Net change in unrealized depreciation of investments                (2,657,265)    (2,896,305)     (1,539,057)            --
                                                                  ------------   ------------    ------------   ------------
Net loss on investments                                             (1,911,970)    (2,633,891)     (1,345,917)            --
                                                                  ------------   ------------    ------------   ------------
   Net change in net assets resulting from operations              $(1,620,979)    $ (986,435)      $(613,881)       $43,905
                                                                  ============   ============    ============   ============

                              The accompanying notes are an integral part of the financial statements.


                                             LBVIP Variable Insurance Account
                                            Statement of Changes in Net Assets
                                          Years Ended December 31, 1994 and 1993
                                                                            Growth                        High Yield
                                                                          Subaccount                      Subaccount
                                                                  ---------------------------    ---------------------------
                                                                      1994            1993           1994           1993
                                                                  ------------   ------------    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS --
Net investment income                                              $   290,991    $   284,198    $ 1,647,456     $   759,986
Net realized gain on investments                                       745,295        277,106        262,414          30,183
Net change in unrealized appreciation or depreciation
   of investments                                                   (2,657,265)     1,048,922     (2,896,305)        840,534
                                                                  ------------   ------------    ------------   ------------
      Net change in net assets resulting from operations            (1,620,979)     1,610,226       (986,435)      1,630,703
                                                                  ------------   ------------    ------------   ------------
UNIT TRANSACTIONS --
Proceeds from units issued                                          15,634,665     13,314,057       9,313,296      7,790,478
Net asset value of units redeemed                                   (4,272,923)    (2,647,929)     (2,266,396)    (1,005,507)
Transfers from other subaccounts                                     1,637,267      1,074,967       1,366,428        977,342
Transfers to other subaccounts                                      (1,428,818)      (942,676)     (1,087,148)      (547,994)
                                                                  ------------   ------------    ------------   ------------
      Net increase in net assets from unit transactions             11,570,191     10,798,419       7,326,180      7,214,319
                                                                  ------------   ------------    ------------   ------------
      Net increase net assets                                        9,949,212     12,408,645       6,339,745      8,845,022
NET ASSETS:
Beginning of period                                                 25,708,396     13,299,751      13,869,726      5,024,704
                                                                  ------------   ------------    ------------   ------------
End of period                                                      $35,657,608    $25,708,396     $20,209,471    $13,869,726
                                                                  ============   ============    ============   ============



Statement of Changes in Net Assets (Continued)

                                                                            Income                       Money Market
                                                                          Subaccount                      Subaccount
                                                                  ---------------------------    ---------------------------
                                                                      1994            1993           1994           1993
                                                                  ------------   ------------    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS --
Net investment income                                              $   732,036    $   408,603      $   43,905     $   23,758
Net realized gain on investments                                       193,140         21,001              --             --
Net change in unrealized appreciation or depreciation
of investments                                                      (1,539,057)       267,768              --             --
                                                                  ------------   ------------    ------------   ------------
      Net change in net assets resulting from operations              (613,881)       697,372          43,905         23,758
                                                                  ------------   ------------    ------------   ------------
UNIT TRANSACTIONS --
Proceeds from units issued                                           5,157,608      5,292,496        756,910       1,169,624
Net asset value of units redeemed                                   (1,491,607)      (921,232)      (566,912)       (595,017)
Transfers from other subaccounts                                       235,045        535,023        803,402         536,661
Transfers to other subaccounts                                        (771,155)      (717,974)      (755,021)       (915,349)
                                                                  ------------   ------------    ------------   ------------
      Net increase in net assets from unit transactions              3,129,891      4,188,313        238,379         195,919
                                                                  ------------   ------------    ------------   ------------
      Net increase net assets                                        2,516,010      4,885,685        282,284         219,677
NET ASSETS:
Beginning of period                                                 10,186,137      5,300,452      1,175,833         956,156
                                                                  ------------   ------------    ------------   ------------
End of period                                                      $12,702,147    $10,186,137      $1,458,117     $1,175,833
                                                                  ============   ============    ============   ============

                              The accompanying notes are an integral part of the financial statements.


               LBVIP Variable Insurance Account
                Notes to Financial Statements
                       December 31, 1994
 (1) ORGANIZATION

The LBVIP Variable Insurance Account (the Variable Account), a unit investment trust registered under the Investment Company Act of 1940, was established as a separate account of Lutheran Brotherhood Variable Insurance Products Company (LBVIP) in 1984, pursuant to the laws of the State of Minnesota. LBVIP offers financial services to Lutherans and through its parent, Lutheran Brotherhood Financial Corporation, is a wholly owned subsidiary of Lutheran Brotherhood, a fraternal benefit society. The Variable Account contains four subaccounts - Growth, High Yield, Income and Money Market - each of which invests only in a corresponding portfolio of the LB Series Fund, Inc. (the Fund). The Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company.

The Variable Account is used to support only flexible premium variable life ("Variable Universal Life") insurance contracts issued by LBVIP. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of LBVIP. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by LBVIP.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investments

The investments in shares of the Fund are stated at the net asset value of the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

Federal Income Taxes

LBVIP is taxed as a life insurance company and includes its flexible premium variable life insurance operations in its tax return. LBVIP anticipates no tax liability resulting from the operations of the Variable Account. Consequently, no provision for income taxes has been charged against the Variable Account.

(3) RELATED PARTY TRANSACTIONS

Proceeds received by the Variable Account from units issued represent gross contract premiums received by LBVIP less deductions for sales distribution expenses of 3% and premium taxes of 2% of the gross contract premium. Total deductions from gross contract premiums received were $1,675,014 and $1,482,198 in 1994 and 1993, respectively.

A monthly charge is deducted from the cash value of the contract by LBVIP for the cost of insurance, insurance administration of the contract and the cost of any optional benefits added by riders. This charge is deducted by redeeming units of the subaccounts of the Variable Account. Total monthly charges were $6,008,058 and $3,540,482 in 1994 and 1993, respectively.

A daily charge is deducted from the value of the net assets of the Variable Account to compensate LBVIP for mortality and expense risks assumed in connection with the contract and is equivalent to an annual rate of 0.6% of the average daily net assets of the Variable Account. Mortality and expense risk charges of $374,752 and $214,443 were deducted in 1994 and 1993, respectively.

A deferred charge is deducted from the cash value of the contract to compensate LBVIP for certain selling and administrative expenses if: (1) within the first ten years a contract is in force, it is surrendered or lapses, or (2) a contract owner requests a decrease in the face amount either within the first ten years a contract is in force, or within ten years after a requested increase in face amount. The deferred charge remains at a level amount during the first five years of the applicable ten year period, and then is reduced on a monthly basis by equal amounts until the deferred charge is zero after ten years. This charge is deducted by redeeming units of the subaccounts of the Variable Account. Deferred charges of $276,601 and $122,155 were deducted in 1994 and 1993, respectively.

(4) UNIT ACTIVITY

Transactions in units (including transfers among subaccounts) were as follows:

                                          Subaccounts
                          ---------------------------------------------
                                        High                   Money
                            Growth     Yield       Income      Market
                          ---------  ----------  ----------  ----------
Units outstanding at
   December 31, 1992        728,173     277,280     320,278     669,024
Units issued                815,676     461,798     356,468   1,092,580
Units redeemed             (257,111)   (112,658)   (122,324)   (957,015)
                          ---------  ----------  ----------  ----------
Units outstanding at
   December 31, 1993      1,286,738     626,420     554,422     804,589
Units issued                968,809     525,000     333,635     981,816
Units redeemed             (372,470)   (191,311)   (158,305)   (821,232)
                          ---------  ----------  ----------  ----------
Units outstanding at
December 31, 1994         1,883,077     960,109     729,752     965,173
                         ==========  ==========  ==========  ==========

(5) PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the LB Series Fund, Inc. were as follows:

                                          Subaccounts
                          ---------------------------------------------
                                        High                   Money
                            Growth     Yield       Income      Market
                          ---------  ----------  ----------  ----------
For the year ended
   December 31, 1993
   Purchases            $11,731,481  $8,249,965  $5,001,606  $1,206,505
   Sales                    537,841     304,944     443,786     809,188
For the year ended
   December 31, 1994
   Purchases             13,087,199   9,740,798   4,746,985   1,067,569
   Sales                    368,248     455,646     613,314     783,017



            Comment on Financial Statements of LBVIP

The financial statements of LBVIP included in this Prospectus should be considered as bearing only upon the ability of LBVIP to meet its obligations under the Contracts. The value of the interests of owners and beneficiaries under the Contracts are affected primarily by the investment results of the Subaccounts of the Variable Account.



             (This page intentionally left blank)



                                             3100 Multifoods Tower
                                             33 South Sixth Street
                                             Minneapolis, MN 55402-3795
-----------------------------------------------------------------------
Price Waterhouse llp                               Logo goes here


Report of Independent Accountants

To The Board of Directors
  of Lutheran Brotherhood Variable
  Insurance Products Company

In our opinion, the accompanying statement of financial position and the related statements of operations and accumulated deficit, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Lutheran Brotherhood Variable Insurance Products Company (the Company) at December 31, 1994 and 1993, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1994, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/Price Waterhouse LLP

February 24, 1995




                    LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                                STATEMENT OF FINANCIAL POSITION
                                                                          DECEMBER 31,
                                                               ------------------------------------
                                                                    1994                  1993
                                                               --------------        --------------
ASSETS
Bonds
   U.S. Government                                             $   79,246,211        $   22,181,398
   Mortgage-backed securities                                       2,076,133             2,788,028
   Corporate and other                                              3,957,150             4,930,946
                                                               --------------        --------------
                                                                   85,279,494            29,900,372
Other invested assets
   Loans on insurance contracts                                     1,759,123             1,050,310
   Cash and short-term investments                                 20,718,038            30,170,115
                                                               --------------        --------------
      Total invested assets                                       107,756,655            61,120,797
Investment income due and accrued                                   1,947,439               716,914
Receivables from affiliate                                                 --             1,801,734
Assets held in separate accounts                                1,816,515,729         1,570,791,116
                                                               --------------        --------------
      Total assets                                             $1,926,219,823        $1,634,430,561
                                                               ==============        ==============
LIABILITIES AND STOCKHOLDER'S EQUITY
Contract reserves                                              $  125,062,664        $   42,541,816
Benefits in process of payment                                      3,474,062             1,679,660
Accounts payable                                                    2,443,519             1,666,400
Premiums in process                                                   860,655             7,232,514
Payable to affiliate                                                  884,246                24,545
Liabilities related to separate accounts                        1,747,790,054         1,513,881,796
Interest maintenance reserve                                          266,388               310,013
Asset valuation reserve                                               113,480               347,073
                                                               --------------        --------------
      Total liabilities and asset reserves                      1,880,895,068         1,567,683,817
                                                               ==============        ==============
Stockholder's equity
   Common stock, $1 par value, 2,000,000 shares authorized,
      issued and outstanding                                        2,000,000             2,000,000
   Additional paid-in capital                                     118,800,000           118,800,000
   Accumulated deficit                                            (75,475,245)          (54,053,256)
                                                               --------------        --------------
      Total stockholder's equity                                   45,324,755            66,746,744
                                                               --------------        --------------
      Total liabilities, asset reserves and
         stockholder's equity                                  $1,926,219,823        $1,634,430,561
                                                               ==============        ==============

                 The accompanying notes are an integral part of the financial statements.


                               LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                                   STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT

                                                              For the years ended December 31,
                                              ----------------------------------------------------------------
                                                      1994                   1993                    1992
                                              ------------------     ------------------     ------------------
Income:
   Annuity considerations                           $458,760,196           $799,776,841           $367,772,947
   Insurance premiums                                 34,544,641             29,898,874             14,380,677
   Net investment income                               3,519,526              2,613,507              1,929,747
   Income from charges to
      separate accounts                               19,403,382             11,811,871              4,865,367
   Commission income                                      91,819                100,619                146,811
                                              ------------------     ------------------     ------------------
      Total income                                   516,319,564            844,201,712            389,095,549
                                              ------------------     ------------------     ------------------
Deductions:
   Net transfer to separate accounts                 336,875,934            746,415,577            337,695,282
   Net additions to contract reserves                 82,520,849             15,810,307             15,018,228
   Benefits to contractholders                        68,951,095             30,515,181             13,153,171
   Commissions                                        20,590,135             34,797,085             16,893,102
   Operating expenses charged
      by affiliates                                   22,984,000             24,370,643             13,442,206
   Operating expenses                                  6,037,209              7,771,063              3,872,049
                                              ------------------     ------------------     ------------------
      Total deductions                               537,959,222            859,679,856            400,074,038
                                              ------------------     ------------------     ------------------
Net loss from operations before net
   realized capital gains (losses)                   (21,639,658)           (15,478,144)           (10,978,489)
Net realized capital gains (losses)                       (1,201)                   (55)               113,651
                                              ------------------     ------------------     ------------------
Net loss from operations                             (21,640,859)           (15,478,199)           (10,864,838)
Other transactions affecting
   accumulated deficit:
   Net unrealized capital gains                               --                     --                79,459
   (Increase) decrease in asset
   valuation reserve                                     233,593               (173,485)               (59,720)
   Increase in non-admitted assets                       (14,723)               (60,938)               (92,437)
                                              ------------------     ------------------     ------------------
      Total other transactions                           218,870               (234,423)               (72,698)
                                              ------------------     ------------------     ------------------
Net increase in accumulated deficit                  (21,421,989)           (15,712,622)           (10,937,536)
Accumulated deficit, beginning of year               (54,053,256)           (38,340,634)           (27,403,098)
                                              ------------------     ------------------     ------------------
Accumulated deficit, end of year                    ($75,475,245)          ($54,053,256)          ($38,340,634)
                                              ==================     ==================     ==================

                     The accompanying notes are an integral part of the financial statements.



LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
STATEMENT OF STOCKHOLDER'S EQUITY
THREE YEARS ENDED DECEMBER 31, 1994

                                                       Additional
                                         Common          Paid-In         Accumulated
                                         Stock           Capital           Deficit
                                     --------------   --------------  ----------------
Balance at December 31, 1991          $  2,000,000     $ 36,800,000     $(27,403,098)
   Capital contributions                                 28,000,000
   Net loss                                                              (10,864,838)
   Other surplus changes                                                     (72,698)
                                      ------------     ------------     ------------
Balance at December 31, 1992          $  2,000,000     $ 64,800,000     $(38,340,634)
   Capital contributions                                 54,000,000
   Net loss                                                              (15,478,199)
   Other surplus changes                                                    (234,423)
                                      ------------     ------------     ------------
Balance at December 31, 1993          $  2,000,000     $118,800,000     $(54,053,256)
   Net loss                                                              (21,640,859)
   Other surplus changes                                                     218,870
                                      ------------     ------------     ------------
Balance at December 31, 1994          $  2,000,000     $118,800,000     $(75,475,245)
                                      ============     ============     ============

         The accompanying notes are an integral part of the financial statements.



                       LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                                       STATEMENT OF CASH FLOWS

                                                                 For the years ended December 31,
                                                  ----------------------------------------------------------
                                                        1994                 1993                 1992
                                                  ----------------     ----------------     ----------------
Cash flows from operating activities:
   Insurance premiums and annuities
      considerations                                  $493,285,142         $829,676,676         $382,156,180
   Income from charges to separate
      accounts                                          19,349,588           11,811,871            4,552,645
   Net investment income                                 2,511,900            2,843,130            1,324,591
   Insurance benefits paid                             (67,156,683)         (30,134,551)         (12,169,248)
   Commissions and operating
      expenses paid                                    (49,681,425)         (66,900,814)         (32,957,324)
   Net transfer to separate accounts                  (347,721,585)        (786,940,643)        (362,745,734)
   Net loans on insurance contracts                       (709,248)            (397,094)            (233,929)
   Other operating items, net                           (3,684,117)           2,805,305           10,901,839
                                                  ----------------     ----------------     ----------------
      Net cash provided by (used in)
         operating activities                           46,193,572          (37,236,120)          (9,170,980)
                                                  ----------------     ----------------     ----------------
Cash flows from investing activities:
   Proceeds from bonds sold,
      matured or repaid                                  4,103,203              155,534            6,835,709
   Withdrawal of seed money
      from separate accounts                                                                       8,562,223
   Cost of bonds purchased                             (59,748,852)                  --          (24,109,893)
                                                  ----------------     ----------------     ----------------
      Net cash provided by (used in)
         investing activities                          (55,645,649)             155,534           (8,711,961)
                                                  ----------------     ----------------     ----------------
Cash flows from financing activities:
   Capital contributions                                        --           54,000,000           28,000,000
                                                  ----------------     ----------------     ----------------
Net change in cash and
   short-term investments                               (9,452,077)          16,919,414           10,117,059
Cash and short-term investments,
   beginning of year                                    30,170,115           13,250,701            3,133,642
                                                  ----------------     ----------------     ----------------
Cash and short-term investments,
   end of year                                        $ 20,718,038         $ 30,170,115         $ 13,250,701
                                                  ================     ================     ================

                The accompanying notes are an integral part of the financial statements.



   LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                 NOTES TO FINANCIAL STATEMENTS
                  DECEMBER 31, 1994 AND 1993

NOTE 1. ORGANIZATION AND BASIS OF PRESENTATION

Lutheran Brotherhood Variable Insurance Products Company (the Company) offers financial services to Lutherans. The Company, through its parent, Lutheran Brotherhood Financial Corporation (LBFC or Parent), is a wholly owned subsidiary of Lutheran Brotherhood, a fraternal benefit organization. The accompanying financial statements have been prepared in conformity with statutory accounting practices prescribed or permitted by the Department of Commerce of the State of Minnesota. These statutory practices are considered to be generally accepted accounting principles for fraternal benefit societies and their insurance subsidiaries.

In April 1993, the Financial Accounting Standards Board issued Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises", which establishes a different definition of generally accepted accounting principles for mutual life insurance companies. Under the Interpretation, financial statements of mutual life insurance companies for periods beginning after December 15, 1995 which are prepared on the basis of statutory accounting will no longer be characterized as in conformity with generally accepted accounting principles.

Management of the Company has not yet determined the effect on its December 31, 1994 financial statements of applying the new Interpretation nor whether it will continue to present its general purpose financial statements in conformity with the statutory basis of accounting or adopt the accounting changes required in order to continue to present its financial statements in conformity with generally accepted accounting principles. If the Company chooses to adopt the accounting changes required, the effect of the changes would be reported retroactively through restatement of all previously issued financial statements beginning with the earliest year presented.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Valuation of invested assets

Invested assets are valued according to the method established by the National Association of Insurance Commissioners (NAIC). Generally, bonds not backed by other loans are valued at amortized cost using the interest method. Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments at the date of purchase; significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method. Investment in a money market instrument is valued at market value. Loans on insurance contracts are valued at the aggregate unpaid balances.

Cash and short-term investments

Cash and short-term investments include cash, money market shares and repurchase agreements collateralized by U.S. government-backed obligations maturing within one year.

Contract reserves

Contract reserves are based on statutory mortality and interest requirements and are designed to be sufficient to provide for all contractual benefits. Variable life insurance reserves for contracts issued prior to January 31, 1993 are equal to full account value. Reserves for all other variable life contracts are determined according to the Commissioner's Reserve Valuation Method using an interest rate of 4%. Variable annuity reserves for contracts issued prior to January 1, 1992 are equal to full account value. Reserves for all other variable annuities are determined according to the Commissioner's Annuity Reserve Valuation Method using interest rates ranging from 5.75% to 6.25%. Reserves for supplemental benefits, minimum death benefit guarantees, and other fixed benefits are maintained in the general account and are determined using statutory mortality/morbidity bases and interest rates predominantly ranging from 4% to 5.5%.

Annuity reserves total $1,797.3 million at December 31, 1994 and consist of $1,681.1 million in the liabilities related to separate accounts and $116.2 million in fixed account reserves. All of these contracts are subject to a surrender charge upon withdrawal. All annuities have mortality/morbidity features.

Annuity reserves for contracts in the annuity payment period are maintained in the annuity separate account. If reserves required for such contracts are greater than the original estimated reserve amount held in the separate account, the Company reimburses the separate account. If the reserves required are less than the original reserve, the excess is reimbursed to the Company.

Claim liabilities are established in amounts estimated to cover incurred claims. These liabilities are based on individual case estimates for reported claims and estimates of unreported claims, based on past experience.

Investment Reserves

Investment loss reserves are maintained for the purposes of stabilizing the unassigned surplus against the effects of capital gains and losses on the value of specific investments. Capital gains and losses on these investments are reflected in the calculation of these reserves.

The Company is required to maintain two reserves. The asset valuation reserve (AVR) establishes a reserve for invested assets held by the Company. The interest maintenance reserve (IMR) establishes a reserve for realized gains and losses resulting from changes in interest rates on short and long-term fixed income investments. Net realized gains and losses charged to the IMR are amortized into investment income over the approximate remaining life of the investment sold.

Premium income and operating expenses

Premiums are recorded as income over the premium paying period of the contracts. Operating expenses, including costs of acquiring new business, are charged to current operations as incurred.

Non-admitted assets

Certain assets, (principally miscellaneous receivables) have been designated by the NAIC as non-admitted assets and are not included in the Statement of Financial Position. Changes in non-admitted assets are reflected directly in stockholder's equity. Non-admitted assets approximated $0.2 million and $0.2 million at December 31, 1994 and 1993, respectively.

Reclassification

Certain prior year financial statement balances have been reclassified to conform with the current-year presentation.

NOTE 3. DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

The following summarizes the bases used by the Company in estimating its fair value disclosures for financial instruments:

Bonds - Fair values are estimated using independent pricing services. For securities not actively traded, fair values are estimated using market quotes from brokers or internally developed pricing models.

Loans on insurance contracts - The carrying amount reported in the statement of financial position approximates fair value since loans on insurance contracts reduce the amount payable at death or at surrender of the contract.

Cash and short-term investments and investment income due and accrued - The carrying amounts reported in the statement of financial position approximate fair value.

Other deposit liabilities - The carrying amount for supplemental contracts without mortality/morbidity features of $2.5 million approximates fair value.

NOTE 4.  INVESTMENTS

Bonds

Investments in bonds are intended to be held to maturity; therefore, care should be exercised in drawing any conclusions from market value information.

Investments in bonds at December 31, 1994 and 1993 follow:

                                                      December 31, 1994
                                                    ----------------------
                                                     Gross              Gross              Estimated
                               Carrying           Unrealized          Unrealized             Market
Bonds                            Value               Gains              Losses               Value
                            ---------------     ---------------     ---------------     ---------------
U.S. Government                 $79,246,211          $   15,918         $   755,622         $78,506,507
Mortgage-Backed Securities        2,076,133                  --              23,627           2,052,506
All Other Corporate Bonds         3,957,150              98,538                  --           4,055,688
                            ---------------     ---------------     ---------------     ---------------
                                $85,279,494         $   114,456         $   779,249         $84,614,701
                            ===============     ===============     ===============     ===============

                                                       December 31, 1993
                                                     ----------------------
                                                     Gross               Gross            Estimated
                              Carrying            Unrealized          Unrealized            Market
Bonds                           Value                Gains              Losses              Value
                           ---------------     ---------------     ---------------     ---------------
U.S. Government                $22,181,398         $ 1,136,852         $        --         $23,318,250
Mortgage-Backed Securities       2,788,028              80,620                  --           2,868,648
All Other Corporate Bonds        4,930,946             529,054                  --           5,460,000
                           ---------------     ---------------     ---------------     ---------------
                               $29,900,372         $ 1,746,526         $        --         $31,646,898
                           ===============     ===============     ===============     ===============

The carrying value and estimated market value of bonds at December 31, 1994, by contractual maturity, are as follows:

                                                         Estimated
                                     Carrying              Market
                                      Value                 Value
                                ----------------      ----------------
One year or less                              --                    --
Over 1 year through 5 years          $46,897,987           $46,536,178
Over 5 years through 10 years         26,851,757            26,841,816
Over 10 years                         11,529,750            11,236,707
                                ----------------      ----------------
                                     $85,279,494           $84,614,701
                                ================      ================

Investment income and realized capital gains and losses

Investment income and gross realized gains and losses for 1994, 1993 and 1992 are as follows:


                                     Year Ended December 31, 1994
                               ----------------------------------------
                                                Gross          Gross
                               Investment      Realized       Realized
                                 Income          Gains          Losses
                               ----------     ----------     ----------
Bonds                          $2,321,949     $    8,579     $       --
Short-term investments          1,054,186             --             --
Other                             151,975             --          1,201
                               ----------     ----------     ----------
                                3,528,110     $    8,579     $    1,201
                                              ==========     ==========
Less investment expenses           (8,584)
                               ----------
Net investment income          $3,519,526
                               ==========

                                    Year Ended December 31, 1993
                               ----------------------------------------
                                               Gross          Gross
                               Investment     Realized       Realized
                                 Income         Gains          Losses
                               ----------     ----------     ----------
Bonds                          $2,064,227     $       --     $       --
Short-term investments            436,284             --             --
Other                             122,359             --             55
                               ----------     ----------     ----------
                                2,622,870     $       --     $       55
                                              ==========     ==========
Less investment expenses           (9,363)
                               ----------
Net investment income          $2,613,507
                               ==========

                                          Year Ended December 31, 1992
                                    ----------------------------------------
                                                     Gross         Gross
                                    Investment      Realized      Realized
                                      Income          Gains         Losses
                                    ----------     ----------     ----------
Bonds                               $1,323,221       $398,083     $       --
Investment in separate accounts        213,561        113,651             --
Short-term investments                 329,390             --             --
Other                                   70,048             --             --
                                    ----------     ----------     ----------
                                     1,936,220       $511,734     $       --
                                                   ==========     ==========
Less investment expenses                (6,473)
                                    ----------
Net investment income               $1,929,747
                                    ==========


NOTE 5. STATUTORY DEPOSIT

Bonds with a carrying value of $2.1 million and $2.1 million and a market value of $2.1 million and $2.3 million at December 31, 1994 and 1993, respectively, are on deposit with various state insurance departments as required by law.

NOTE 6.  SEPARATE ACCOUNT BUSINESS

Separate account assets include segregated funds invested by the Company for the benefit of variable life insurance and variable annuity contract owners. A portion of the contract owner's premium payments are invested by the Company into the LBVIP Variable Insurance Account, the LBVIP Variable Insurance Account II, or the LBVIP Variable Annuity Account I (the Variable Accounts). The Company records these payments as assets in the separate accounts. Separate account liabilities represent reserves held related to the separate account business.

The excess of separate account assets over separate account liabilities at December 31, 1994 and 1993 represents the difference between the full account value of annuity contracts and reserves required to be held for these contracts.

The Variable Accounts are unit investment trusts registered under the Investment Company Act of 1940. Each Variable Account has four subaccounts, each of which invests only in a corresponding portfolio of the LB Series Fund, Inc. (the Fund). The Fund is a diversified, open-end management investment company. The shares of the Fund are carried in the Variable Accounts' financial statements at the net asset value.

Effective January 22, 1991, a fixed account was added as an investment option for flexible premium deferred variable annuity contract owners. Net premiums allocated to the fixed account are invested in the assets of the Company.

The assets and liabilities of the Variable Accounts are clearly identified and distinguished from the other assets and liabilities of the Company. The assets of the Variable Accounts will not be applied to the liabilities arising out of any other business conducted by the Company. Considerations received on variable life insurance and variable annuity contracts are included in income and correspondingly offset by transfers to the Variable Accounts.

The Company records premium income and considerations received from the sale of variable insurance and annuity contracts, and pays death claims on these contracts. The premiums and considerations received and death claims paid are included in the Statement of Operations.

The Company assumes the mortality and expense risk associated with these contracts for which it is compensated by the separate accounts. The daily charges to the separate accounts are based on the average daily net assets at the following annual rates:

                                                        1994             1993            1992
                                      Rate            Charges          Charges          Charges
                                  ------------     ------------     ------------     -----------
Variable Insurance Account            0.6%          $   374,752      $   214,443      $  128,779
Variable Insurance Account II         2.3%               45,145           45,144          40,513
Variable Annuity Account I            1.1%           18,983,485       11,552,284       4,720,095
                                                   ------------     ------------      ----------
                                                    $19,403,382      $11,811,871      $4,889,387
                                                   ============     ============      ==========

Income from these charges is included in the Statement of Operations.

In addition, the Company deducts certain amounts from the cash value of the accounts invested in the separate accounts for surrender charges and annual administrative charges as follows:

                                                        1994            1993             1992
                                                    -----------     ------------     -----------
Variable Insurance Account                           $6,284,659       $3,662,637      $1,780,712
Variable Insurance Account II                            19,726               --           1,200
Variable Annuity Account I                            1,438,080          576,864         313,761
                                                    -----------     ------------     -----------
                                                     $7,742,465       $4,239,501      $2,095,673
                                                    ===========     ============     ===========

These deductions are reflected in "net transfers to separate accounts" in the statement of operations.

NOTE 7. RELATED PARTY TRANSACTIONS

Lutheran Brotherhood provides administrative services to and collects premiums for the Company. The net receivable at December 31, 1993 represents the premiums collected but not transferred to the Company and the unpaid balance of these administrative services. At December 31, 1994, there was a net payable due to Lutheran Brotherhood which is included in payables to affiliates as shown below.

Lutheran Brotherhood allocated approximately $24.8 million, $24.2 million and $13.2 million of operating expenses to the Company in 1994, 1993 and 1992, respectively, which includes the costs for corporate officers, human resources, and other administrative and operating functions. Lutheran Brotherhood has agreed to provide the Company with necessary capital requirements and provided additional capital in the amount of $50.0 million and $28.0 million during 1993 and 1992, respectively. The Company also received a capital contribution of $4.0 million from its parent, LBFC in 1993.

Payables to affiliates includes the following:
                                               1994            1993
                                          ------------     ------------
Lutheran Brotherhood:
   Operating expenses payable              $ 1,087,303     $         --
   Premium income                             (236,129)              --
                                          ------------     ------------
Lutheran Brotherhood Securities Corp.:
   Operating expenses payable                   33,072           24,545
                                          ------------     ------------
                                           $   884,246      $    24,545
                                          ============     ============

Lutheran Brotherhood Securities Corp. (LBSC) is an affiliate of the Company. The payable represents operating expenses of the Company paid by LBSC that have not been reimbursed as of December 31, 1994 and 1993.

LBSC allocated $0.4 million, $0.2 million, and $0.2 million of operating expenses to the Company in 1994, 1993, and 1992, respectively, which includes the costs for various administrative and operating functions. In addition, LBSC, as principal underwriter of the Company's variable products, received commission income from the Company of approximately $20.6 million, $34.8 million, and $16.9 million in 1994, 1993 and 1992, respectively.

NOTE 8. INCOME TAXES

The Company's tax provision and related balance sheet accounts are determined in accordance with a tax sharing agreement with its Parent, which allocates federal income taxes to the Company as if it filed a separate tax return. The Company has net operating loss carryforwards for tax purposes of approximately $56.7 million at December 31, 1994. These net operating loss carryforwards will expire between 1997 and 2009.

The Internal Revenue Service is currently examining the consolidated income tax returns filed by the Parent for 1990-1992 and has proposed certain adjustments which are being contested. In the opinion of management, additional income taxes, if any, which may become due under the tax sharing agreement will not have a material adverse effect on the Company's financial position.



             [This page intentionally left blank]

                          Appendix A

                Illustration of Death Benefits,
          Accumulated Values and Cash Surrender Values

The following tables illustrate how the Death Benefits, Accumulated Values and Cash Surrender Values of a Contract may change with the investment experience of the Variable Account. The tables show how the Death Benefits, Accumulated Values and Cash Surrender Values of a Contract issued to an Insured of a given age (who pays a Scheduled Premium of $750 if Age 30 or $1,500 if Age 45) would vary over time if the investment return on the assets held in each Portfolio of the Fund were a uniform, gross, after-tax annual rate of 0 percent, 6 percent and 12 percent. The tables on pages A-3 through A-14 illustrate a Contract issued to either a male age 30 or a male age 45 (as indicated in each table), in the nonsmoker premium class. The Death Benefits, Accumulated Values and Cash Surrender Values would be lower if the Insured were in a special premium class or if the Insured were a smoker because the cost of insurance would be increased. Also, the Death Benefits, Accumulated Values and Cash Surrender Values would be different from those shown if the gross annual investment returns averaged 0 percent, 6 percent and 12 percent over a period of years, but fluctuated above and below those averages for individual Contract Years.

The second column of the tables show the Accumulated Value of the premiums paid at a 5% interest rate. The third and sixth columns illustrate the Death Benefit of a Contract over the designated period. The fourth and seventh columns illustrate the Accumulated Value of the Contract over the designated period. (The Accumulated Value is the total amount held under a Contract at any time.) The fifth and eighth columns illustrate the Cash Surrender Value of a Contract over the designated period. (The Cash Surrender Value is equal to the Accumulated Value less any Decrease Charge, Contract Debt (assumed to be 0 in these illustrations) and unpaid Monthly Deductions (also assumed to be 0 in these illustrations).) The sixth through the eighth columns assume that throughout the life of the Contract, the monthly charge for the cost of insurance is based on the current cost of insurance rates and the current Mortality and Expense Risk Charge. The third through the fifth columns assume that the maximum Mortality and Expense Risk Charge and also that the monthly charge for the cost of insurance are based on the maximum level permitted under the Contract. These maximum allowable cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Table.

Because the Death Benefit values vary depending on the Death Benefit Option in effect, Option A and Option B are illustrated separately. (Option A provides for a Death Benefit equal to the greater of (a) the Face Amount plus the Accumulated Value and (b) the applicable percentage of Accumulated Value and Option B provides for a Death Benefit equal to the greater of (a) the Face Amount and (b) the applicable percentage of Accumulated Value.)

Any amounts held in the Loan Account would not participate in the investment experience illustrated in these tables. Instead, such amounts will be credited with interest as described in the Prospectus in the section entitled, "CONTRACT RIGHTS--Loan Privileges".

The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values reflect the fact that the net investment return of the Subaccounts of the Variable Account is lower than the gross, after-tax return on the assets held in the Fund as a result of the advisory fee paid by the Fund and charges made against the Subaccounts. The values shown take into account the daily investment advisory fee paid by the Fund (which is assumed to be equivalent to an annual rate of .40% of the aggregate average daily net assets of the Fund), and the daily charge to each Subaccount for assuming mortality and expense risks (which is equivalent to a charge at an annual current rate of .60% of the average assets of the Subaccounts and which is guaranteed never to exceed an annual rate of .75%). After deduction of these amounts, the illustrated gross annual investment rates of return 0%, 6% and 12% correspond to (a) net annual rates of -1.15%, 4.85% and 10.85%, respectively, assuming an advisory fee of .40% and a Mortality and Expense Risk Charge of .75% and
(b) net annual rates of -1.0%, 5.0% and 11%, respectively, assuming an advisory fee of .40% and a Mortality and Expense Risk Charge of .60%.

The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values do not reflect a deduction for operating expenses of the Fund, other than the investment advisory fee, because LBVIP and LB have agreed to reimburse the Fund for these operating expenses pursuant to a separate written agreement (the "Expense Reimbursement Agreement"). The expenses covered by the Expense Reimbursement Agreement include, for example, the following: compensation of directors not affiliated with Lutheran Brotherhood; governmental fees; fees and expenses of independent auditors, of legal counsel and of any transfer agent, registrar and dividend disbursing agent of the Fund; and expenses of preparing, printing and mailing prospectuses, shareholders' reports, notices, proxy statements and reports to governmental officers. For the fiscal year of the Fund ended December 31, 1994, the Fund was reimbursed approximately $2,238,502 for such operating expenses. The Expense Reimbursement Agreement could be terminated at any time by the mutual agreement of the Fund, LB and LBVIP, but the Fund, LB and LBVIP currently contemplate that the Expense Reimbursement Agreement will continue so long as the Fund remains in existence. If the Expense Reimbursement Agreement were terminated, the Fund would be required to pay these operating expenses, which would reduce the net investment return on the shares of the Fund held by the Subaccounts of the Variable Account.

The hypothetical values shown in the tables do not reflect any charges for Federal income taxes attributable to the Variable Account because LBVIP does not currently make any such charges. However, such charges may be made in the future and, in that event, the gross annual investment return would have to exceed 0%, 6% or 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits and values illustrated. (See section entitled "FEDERAL TAX MATTERS" in the Prospectus.)

The tables illustrate the Contract values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Variable Account and if no Contract loans have been made. The tables are also based on the assumptions that the Contract Owner has not requested an increase or decrease in the Face Amount, that no partial surrenders have been made and that no transfers above two have been made in any Contract Year.

Upon request, LBVIP will provide a comparable illustration based upon the proposed Insured's age, sex (except for Contracts issued in the state of Montana) and premium class, the Death Benefit Option, Face Amount, Scheduled Premium and any available riders requested. Montana has enacted legislation that requires that cost of insurance rates applicable to Contracts purchased in Montana cannot vary on the basis of the insured's sex.

The illustrations shown in the Prospectus are applicable for all insureds in Montana, regardless of sex. (They are based on rates charged to males in other states.)

Illustrations for additional term insurance benefits added by spouse rider in the state of Montana will be based on rates applicable to females in other states.

                          Lutheran Brotherhood Variable Insurance Products Company
                            Flexible Premium Variable Life Insurance to Age 96
               Male Issue Age: 30; Nonsmoker, $750.00 Annual Premium, $100,000 Face Amount
                                    Option A--Varying Death Benefit Option
                         Assumed Hypothetical Gross Annual Investment Rate of Return: 0%
      [1]         [2]             [3]             [4]             [5]               [6]            [7]              [8]
    Premiums                        Assuming Guaranteed Costs (1)(2)                   Assuming Current Costs (1)(2)
    Accumul.                 --------------------------------------------       --------------------------------------------
    End of       at 5%                                            Cash                                            Cash
    Cont.      Interest          Death         Accumulated     Surrender           Death        Accumulated     Surrender
    Year       Per Year         Benefit           Value           Value           Benefit          Value           Value
 ----------  -----------     --------------------------------------------       --------------------------------------------
      1             788         100,464            464               0*           100,490           490               0*
      2           1,614         100,923            923             392            100,975           975             444
      3           2,483         101,377          1,377             894            101,455         1,455             972
      4           3,394         101,814          1,814           1,379            101,919         1,919           1,484
      5           4,351         102,246          2,246           1,859            102,378         2,378           1,991
      6           5,357         102,661          2,661           2,351            102,832         2,832           2,523
      7           6,412         103,059          3,059           2,827            103,270         3,270           3,038
      8           7,520         103,440          3,440           3,286            103,692         3,692           3,537
      9           8,683         103,806          3,806           3,729            104,098         4,098           4,020
     10           9,905         104,155          4,155           4,155            104,487         4,487           4,487
     11          11,188         104,537          4,537           4,537            104,909         4,909           4,909
     12          12,535         104,890          4,890           4,890            105,315         5,315           5,315
     13          13,949         105,227          5,227           5,227            105,704         5,704           5,704
     14          15,434         105,536          5,536           5,536            106,078         6,078           6,078
     15          16,993         105,819          5,819           5,819            106,436         6,436           6,436
     16          18,630         106,074          6,074           6,074            106,767         6,767           6,767
     17          20,349         106,291          6,291           6,291            107,071         7,071           7,071
     18          22,154         106,481          6,481           6,481            107,348         7,348           7,348
     19          24,050         106,634          6,634           6,634            107,598         7,598           7,598
     20          26,039         106,749          6,749           6,749            107,811         7,811           7,811
     Age
     60          52,321         104,571          4,571           4,571            107,054         7,054           7,054
     65          71,127         100,000              0               0*           103,719         3,719           3,719
     70          95,130         100,000              0               0*           100,000             0               0*
     75         125,764          ******         ******          ******             ******        ******          ******

(1) Assumes a $750.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the Contract to lapse because of insufficient Cash Surrender Value.

* Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age 71. Therefore, the Contract remains in force even though the Cash Surrender Value is zero. The $750.00 premium illustrated is greater than the Death Benefit Guarantee Premium for this Contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The Death Benefit, Accumulated Value and Cash Surrender Value for a Contract would be different from those shown above if the actual investment results applicable to the Contract average 0% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                              Lutheran Brotherhood Variable Insurance Products Company
                                  Flexible Premium Variable Life Insurance to Age 96
                       Male Issue Age: 45; Nonsmoker, $1,500 Annual Premium, $100,000 Face Amount
                                         Option A--Varying Death Benefit Option
                             Assumed Hypothetical Gross Annual Investment Rate of Return: 0%
       [1]         [2]               [3]              [4]            [5]               [6]               [7]                [8]
     Premiums                         Assuming Guaranteed Costs (1)(2)                    Assuming Current Costs (1)(2)
     Accumul.                    --------------------------------------------     -----------------------------------------------
     End of      at 5%                                               Cash                                                 Cash
     Cont.      Interest            Death          Accumulated     Surrender           Death          Accumulated       Surrender
     Year       Per Year           Benefit           Value           Value            Benefit            Value            Value
  ---------    ----------        -------------------------------------------     -------------------------------------------------
      1            1,575           100,967             967             112           101,041            1,041              186
      2            3,229           101,887           1,887           1,092           102,048            2,048            1,253
      3            4,965           102,773           2,773           2,038           103,020            3,020            2,285
      4            6,788           103,612           3,612           2,937           103,960            3,960            3,285
      5            8,703           104,407           4,407           3,792           104,854            4,854            4,239
      6           10,713           105,157           5,157           4,665           105,704            5,704            5,212
      7           12,824           105,851           5,851           5,482           106,510            6,510            6,141
      8           15,040           106,477           6,477           6,231           107,271            7,271            7,025
      9           17,367           107,037           7,037           6,914           107,966            7,966            7,843
     10           19,810           107,520           7,520           7,520           108,595            8,595            8,595
     11           22,376           107,985           7,985           7,985           109,206            9,206            9,206
     12           25,069           108,361           8,361           8,361           109,739            9,739            9,739
     13           27,898           108,651           8,651           8,651           110,196           10,196           10,196
     14           30,868           108,830           8,830           8,830           110,565           10,565           10,565
     15           33,986           108,900           8,900           8,900           110,847           10,847           10,847
     16           37,261           108,851           8,851           8,851           111,043           11,043           11,043
     17           40,699           108,659           8,659           8,659           111,142           11,142           11,142
     18           44,309           108,316           8,316           8,316           111,133           11,133           11,133
     19           48,099           107,798           7,798           7,798           111,018           11,018           11,018
     20           52,079           107,085           7,085           7,085           110,785           10,785           10,785
     Age
     60           33,986           108,900           8,900           8,900           110,847           10,847           10,847
     65           52,079           107,085           7,085           7,085           110,785           10,785           10,785
     70           75,170           100,080              80              80           107,341            7,341            7,341
     75          104,641            ******          ******          ******            ******           ******           ******

(1) Assumes a $1,500.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the Contract to lapse because of insufficient Cash Surrender Value.

* Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age 74. Therefore, the Contract remains in force even though the Cash Surrender Value is zero. The $1,500.00 premium illustrated is greater than the Death Benefit Guarantee Premium for this Contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The Death Benefit, Accumulated Value and Cash Surrender Value for a Contract would be different from those shown above if the actual investment results applicable to the Contract average 0% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                             Lutheran Brotherhood Variable Insurance Products Company
                                Flexible Premium Variable Life Insurance to Age 96
                   Male Issue Age: 30; Nonsmoker, $750.00 Annual Premium, $100,000 Face Amount
                                      Option B--Level Death Benefit Option
                         Assumed Hypothetical Gross Annual Investment Rate of Return: 0%
     [1]            [2]             [3]                [4]           [5]              [6]               [7]              [8]
                 Premiums              Assuming Guaranteed Costs (1)(2)                    Assuming Current Costs (1)(2)
                  Accumul.     -----------------------------------------------     ---------------------------------------------
    End of         at 5%                                             Cash                                             Cash
    Cont.        Interest           Death         Accumulated      Surrender          Death         Accumulated     Surrender
    Year         Per Year          Benefit           Value           Value           Benefit           Value           Value
  --------      ----------     -----------------------------------------------     ---------------------------------------------
      1              788           100,000             465               0*          100,000           491               0 *
      2            1,614           100,000             926             395           100,000           977               446
      3            2,483           100,000           1,382             899           100,000           1,459             976
      4            3,394           100,000           1,821           1,386           100,000           1,926           1,491
      5            4,351           100,000           2,257           1,870           100,000           2,388           2,001
      6            5,357           100,000           2,676           2,367           100,000           2,846           2,536
      7            6,412           100,000           3,080           2,848           100,000           3,289           3,056
      8            7,520           100,000           3,468           3,314           100,000           3,716           3,561
      9            8,683           100,000           3,842           3,764           100,000           4,129           4,051
     10            9,905           100,000           4,200           4,200           100,000           4,526           4,526
     11           11,188           100,000           4,591           4,591           100,000           4,957           4,957
     12           12,535           100,000           4,957           4,957           100,000           5,374           5,374
     13           13,949           100,000           5,308           5,308           100,000           5,775           5,775
     14           15,434           100,000           5,633           5,633           100,000           6,163           6,163
     15           16,993           100,000           5,933           5,933           100,000           6,536           6,536
     16           18,630           100,000           6,208           6,208           100,000           6,884           6,884
     17           20,349           100,000           6,448           6,448           100,000           7,208           7,208
     18           22,154           100,000           6,664           6,664           100,000           7,508           7,508
     19           24,050           100,000           6,845           6,845           100,000           7,783           7,783
     20           26,039           100,000           6,992           6,992           100,000           8,024           8,024
     Age
     60           52,321           100,000           5,322           5,322           100,000           7,798           7,798
     65           71,127           100,000             541             541           100,000           4,850           4,850
     70           95,130           100,000               0               0*          100,000               0               0*
     75          125,764            ******          ******          ******            ******          ******           ******

(1) Assumes a $750.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the Contract to lapse because of insufficient Cash Surrender Value.

* Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age 71. Therefore, the Contract remains in force even though the Cash Surrender Value is zero. The $750.00 premium illustrated is greater than the Death Benefit Guarantee Premium for this Contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The Death Benefit, Accumulated Value and Cash Surrender Value for a Contract would be different from those shown above if the actual investment results applicable to the Contract average 0% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

Lutheran Brotherhood Variable Insurance Products Company
Flexible Premium Variable Life Insurance to Age 96
Male Issue Age: 45; Nonsmoker, $1,500.00 Annual Premium, $100,000 Face Amount
Option B--Level Death Benefit Option
Assumed Hypothetical Gross Annual Investment Rate of Return: 0%
       [1]           [2]              [3]          [4]              [5]           [6]              [7]                [8]
     Premiums                         Assuming Guaranteed Costs (1)(2)                  Assuming Current Costs (1)(2)
     Accumul.                     ----------------------------------------    ---------------------------------------------
     End of        at 5%                                            Cash                                            Cash
     Cont.        Interest           Death      Accumulated      Surrender       Death          Accumulated       Surrender
     Year         Per Year          Benefit        Value           Value        Benefit            Value            Value
 -----------   --------------     ----------------------------------------    ---------------------------------------------
      1             1,575           100,000          971             116        100,000            1,044              189
      2             3,229           100,000        1,899           1,104        100,000            2,057            1,262
      3             4,965           100,000        2,796           2,061        100,000            3,040            2,305
      4             6,786           100,000        3,653           2,978        100,000            3,993            3,318
      5             8,703           100,000        4,469           3,854        100,000            4,906            4,291
      6            10,713           100,000        5,246           4,754        100,000            5,780            5,288
      7            12,824           100,000        5,974           5,605        100,000            6,616            6,247
      8            15,040           100,000        6,641           6,395        100,000            7,413            7,167
      9            17,367           100,000        7,251           7,128        100,000            8,152            8,029
     10            19,810           100,000        7,791           7,791        100,000            8,834            8,834
     11            22,376           100,000        8,324           8,324        100,000            9,508            9,508
     12            25,069           100,000        8,780           8,780        100,000           10,116           10,116
     13            27,898           100,000        9,159           9,159        100,000           10,659           10,659
     14            30,868           100,000        9,441           9,441        100,000           11,127           11,127
     15            33,986           100,000        9,626           9,626        100,000           11,522           11,522
     16            37,261           100,000        9,705           9,705        100,000           11,843           11,843
     17            40,699           100,000        9,655           9,655        100,000           12,080           12,080
     18            44,309           100,000        9,466           9,466        100,000           12,225           12,225
     19            48,099           100,000        9,115           9,115        100,000           12,276           12,276
     20            52,079           100,000        8,578           8,578        100,000           12,224           12,224
     Age
     60            33,986           100,000        9,626           9,626        100,000           11,522           11,522
     65            52,079           100,000        8,578           8,578        100,000           12,224           12,224
     70            75,170           100,000        2,358           2,358        100,000            9,867            9,867
     75           104,641           ******        ******          ******        100,000            1,920            1,920

(1) Assumes a $1,500.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the Contract to lapse because of insufficient Cash Surrender Value.

* Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age 74. Therefore, the Contract remains in force even though the Cash Surrender Value is zero. The $1,500.00 premium illustrated is greater than the Death Benefit Guarantee Premium for this Contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The Death Benefit, Accumulated Value and Cash Surrender Value for a Contract would be different from those shown above if the actual investment results applicable to the Contract average 0% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                                 Lutheran Brotherhood Variable Insurance Products Company
                                   Flexible PremiumS Variable Life Insurance to Age 96
                      Male Issue Age: 30; Nonsmoker, $750.00 Annual Premium, $100,000 Face Amount
                                         Option A--Varying Death Benefit Option
                            Assumed Hypothetical Gross Annual Investment Rate of Return: 6%
      [1]            [2]              [3]             [4]           [5]            [6]            [7]              [8]
     Premiums                          Assuming Guaranteed Costs (1)(2)             Assuming Current Costs (1)(2)
     Accumul.                      ---------------------------------------     ----------------------------------------
     End of         at 5%                                          Cash                                         Cash
     Cont.        Interest           Death        Accumulated    Surrender         Death       Accumulated    Surrender
     Year         Per Year          Benefit         Value          Value          Benefit         Value          Value
  ---------     ------------       ---------------------------------------     ----------------------------------------
      1               788           100,499           499             0*          100,526           526             0*
      2             1,614           101,023         1,023           492           101,078         1,078           547
      3             2,483           101,572         1,572         1,089           101,658         1,658         1,175
      4             3,394           102,135         2,135         1,700           102,254         2,254         1,819
      5             4,351           102,726         2,726         2,339           102,880         2,880         2,493
      6             5,357           103,333         3,333         3,023           103,538         3,538         3,228
      7             6,412           103,957         3,957         3,725           104,216         4,216         3,984
      8             7,520           104,599         4,599         4,444           104,916         4,916         4,761
      9             8,683           105,260         5,260         5,183           105,638         5,638         5,561
     10             9,905           105,941         5,941         5,941           106,384         6,384         6,384
     11            11,188           106,692         6,692         6,692           107,205         7,205         7,205
     12            12,535           107,455         7,455         7,455           108,055         8,055         8,055
     13            13,949           108,242         8,242         8,242           108,934         8,934         8,934
     14            15,434           109,043         9,043         9,043           109,846         9,846         9,846
     15            16,993           109,859         9,859         9,859           110,790        10,790        10,790
     16            18,630           110,690        10,690        10,690           111,758        11,758        11,758
     17            20,349           111,524        11,524        11,524           112,749        12,749        12,749
     18            22,154           112,374        12,374        12,374           113,765        13,765        13,765
     19            24,050           113,229        13,229        13,229           114,808        14,808        14,808
     20            26,039           114,088        14,088        14,088           115,866        15,866        15,866
     Age
     60            52,321           121,390        21,390        21,390           126,487        26,487        26,487
     65            71,127           121,794        21,794        21,794           130,513        30,513        30,513
     70            95,130           116,215        16,215        16,215           131,762        31,762        31,762
     75           125,764            ******        ******        ******           126,904        26,904        26,904

(1) Assumes a $750.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the Contract to lapse because of insufficient Cash Surrender Value.

* Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age 71. Therefore, the Contract remains in force even though the Cash Surrender Value is zero. The $750.00 premium illustrated is greater than the Death Benefit Guarantee Premium for this Contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The Death Benefit, Accumulated Value and Cash Surrender Value for a Contract would be different from those shown above if the actual investment results applicable to the Contract average 6% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                      Lutheran Brotherhood Variable Insurance Products Company
                         Flexible Premium Variable Life Insurance to Age 96
              Male Issue Age: 45; Nonsmoker, $1,500.00 Annual Premium, $100,000 Face Amount
                                  Option A--Varying Death Benefit Option
                       Assumed Hypothetical Gross Annual Investment Rate of Return: 6%
      [1]               [2]             [3]            [4]           [5]           [6]            [7]          [8]
     Premiums                           Assuming Guaranteed Costs (1)(2)            Assuming Current Costs (1)(2)
     Accumul.                        -------------------------------------     --------------------------------------
     End of           at 5%                                         Cash                                      Cash
     Cont.          Interest           Death        Accumulated   Surrender       Death      Accumulated    Surrender
     Year           Per Year          Benefit         Value         Value        Benefit        Value         Value
  ---------     ----------------     -------------------------------------     --------------------------------------
      1               1,575           101,038         1,038           183        101,114         1,114           259
      2               3,229           102,089         2,089         1,294        102,260         2,260         1,465
      3               4,965           103,167         3,167         2,432        103,438         3,438         2,703
      4               6,788           104,261         4,261         3,586        104,651         4,651         3,976
      5               8,703           105,370         5,370         4,755        105,887         5,887         5,272
      6              10,713           106,497         6,497         6,005        107,149         7,149         6,657
      7              12,824           107,629         7,629         7,260        108,436         8,436         8,067
      8              15,040           108,755         8,755         8,509        109,752         9,752         9,506
      9              17,367           109,875         9,875         9,752        111,072        11,072        10,949
     10              19,810           110,975        10,975        10,975        112,396        12,396        12,396
     11              22,376           112,117        12,117        12,117        113,775        13,775        13,775
     12              25,069           113,228        13,228        13,228        115,149        15,149        15,149
     13              27,898           114,307        14,307        14,307        116,519        16,519        16,519
     14              30,868           115,329        15,329        15,329        117,871        17,871        17,871
     15              33,986           116,289        16,289        16,289        119,205        19,205        19,205
     16              37,261           117,174        17,174        17,174        120,520        20,520        20,520
     17              40,699           117,955        17,955        17,955        121,802        21,802        21,802
     18              44,309           118,614        18,614        18,614        123,039        23,039        23,039
     19              48,099           119,122        19,122        19,122        124,226        24,226        24,226
     20              52,079           119,446        19,446        19,446        125,351        25,351        25,351
     Age
     60              33,986           116,289        16,289        16,289        119,205        19,205        19,205
     65              52,079           119,446        19,446        19,446        125,351        25,351        25,351
     70              75,170           117,354        17,354        17,354        129,307        29,307        29,307
     75             104,641           104,618         4,618         4,618        127,904        27,904        27,904

(1) Assumes a $1,500.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the Contract to lapse because of insufficient Cash Surrender Value.

* Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age 74. Therefore, the Contract remains in force even though the Cash Surrender Value is zero. The $1,500.00 premium illustrated is greater than the Death Benefit Guarantee Premium for this Contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The Death Benefit, Accumulated Value and Cash Surrender Value for a Contract would be different from those shown above if the actual investment results applicable to the Contract average 6% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                            Lutheran Brotherhood Variable Insurance Products Company
                                Flexible Premium Variable Life Insurance to Age 96
                   Male Issue Age: 30; Nonsmoker, $750.00 Annual Premium, $100,000 Face Amount
                                       Option B--Level Death Benefit Option
                          Assumed Hypothetical Gross Annual Investment Rate of Return: 6%
      [1]              [2]               [3]           [4]           [5]           [6]            [7]            [8]
     Premiums                           Assuming Guaranteed Costs (1)(2)           Assuming Current Costs (1)(2)
     Accumul.                        -------------------------------------     --------------------------------------
     End of           at 5%                                         Cash                                       Cash
     Cont.          Interest           Death        Accumulated   Surrender       Death       Accumulated    Surrender
     Year           Per Year          Benefit         Value         Value        Benefit         Value         Value
   --------     ----------------     -------------------------------------     --------------------------------------
      1                 788           100,000           500             0*       100,000           527             0*
      2               1,614           100,000         1,025           494        100,000         1,080           549
      3               2,483           100,000         1,577         1,094        100,000         1,662         1,179
      4               3,394           100,000         2,144         1,709        100,000         2,262         1,827
      5               4,351           100,000         2,739         2,352        100,000         2,892         2,505
      6               5,357           100,000         3,353         3,043        100,000         3,555         3,246
      7               6,412           100,000         3,985         3,753        100,000         4,240         4,008
      8               7,520           100,000         4,638         4,483        100,000         4,949         4,795
      9               8,683           100,000         5,312         5,235        100,000         5,683         5,606
     10               9,905           100,000         6,009         6,009        100,000         6,444         6,444
     11              11,188           100,000         6,779         6,779        100,000         7,281         7,281
     12              12,535           100,000         7,565         7,565        100,000         8,152         8,152
     13              13,949           100,000         8,381         8,381        100,000         9,056         9,056
     14              15,434           100,000         9,216         9,216        100,000         9,996         9,996
     15              16,993           100,000        10,071        10,071        100,000        10,975        10,975
     16              18,630           100,000        10,950        10,950        100,000        11,984        11,984
     17              20,349           100,000        11,841        11,841        100,000        13,024        13,024
     18              22,154           100,000        12,758        12,758        100,000        14,099        14,099
     19              24,050           100,000        13,691        13,691        100,000        15,209        15,209
     20              26,039           100,000        14,642        14,642        100,000        16,349        16,349
     Age
     60              52,321           100,000        24,291        24,291        100,000        29,183        29,183
     65              71,127           100,000        27,915        27,915        100,000        36,327        36,327
     70              95,130           100,000        28,384        28,384        100,000        43,655        43,655
     75             125,764           100,000        21,084        21,084        100,000        50,426        50,426

(1) Assumes a $750.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the Contract to lapse because of insufficient Cash Surrender Value.

* Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age 71. Therefore, the Contract remains in force even though the Cash Surrender Value is zero. The $750.00 premium illustrated is greater than the Death Benefit Guarantee Premium for this Contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The Death Benefit, Accumulated Value and Cash Surrender Value for a Contract would be different from those shown above if the actual investment results applicable to the Contract average 6% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                              Lutheran Brotherhood Variable Insurance Products Company
                                 Flexible Premium Variable Life Insurance to Age 96
                        Male Issue Age: 45; Nonsmoker, $1,500.00 Annual Premium, $100,000 Face Amount
                                            Option B--Level Death Benefit Option
                               Assumed Hypothetical Gross Annual Investment Rate of Return: 6%
       [1]             [2]               [3]            [4]         [5]              [6]            [7]             [8]
     Premiums                          Assuming Guaranteed Costs (1)(2)               Assuming Current Costs (1)(2)
     Accumul.                       ---------------------------------------    --------------------------------------------
     End of          at 5%                                          Cash                                          Cash
     Cont.          Interest            Death       Accumulated   Surrender         Death       Accumulated     Surrender
     Year           Per Year           Benefit        Value         Value           Benefit         Value         Value
   --------      --------------     --------------------------------------     --------------------------------------------
      1               1,575           100,000         1,042           187           100,000         1,118           263
      2               3,229           100,000         2,102         1,307           100,000         2,271         1,476
      3               4,965           100,000         3,195         2,460           100,000         3,461         2,726
      4               6,788           100,000         4,309         3,634           100,000         4,691         4,016
      5               8,703           100,000         5,448         4,833           100,000         5,952         5,337
      6              10,713           100,000         6,613         6,121           100,000         7,248         6,756
      7              12,824           100,000         7,796         7,427           100,000         8,580         8,211
      8              15,040           100,000         8,987         8,741           100,000         9,951         9,705
      9              17,367           100,000        10,188        10,065           100,000        11,344        11,221
     10              19,810           100,000        11,391        11,391           100,000        12,760        12,760
     11              22,376           100,000        12,659        12,659           100,000        14,255        14,255
     12              25,069           100,000        13,926        13,926           100,000        15,773        15,773
     13              27,898           100,000        15,192        15,192           100,000        17,317        17,317
     14              30,868           100,000        16,441        16,441           100,000        18,882        18,882
     15              33,986           100,000        17,674        17,674           100,000        20,472        20,472
     16              37,261           100,000        18,882        18,882           100,000        22,090        22,090
     17              40,699           100,000        20,048        20,048           100,000        23,732        23,732
     18              44,309           100,000        21,162        21,162           100,000        25,394        25,394
     19              48,099           100,000        22,206        22,206           100,000        27,080        27,080
     20              52,079           100,000        23,159        23,159           100,000        28,786        28,786
     Age
     60              33,986           100,000        17,674        17,674           100,000        20,472        20,472
     65              52,079           100,000        23,159        23,159           100,000        28,786        28,786
     70              75,170           100,000        25,980        25,980           100,000        37,445        37,445
     75             104,641           100,000        22,051        22,051           100,000        45,744        45,744

(1) Assumes a $1,500.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the Contract to lapse because of insufficient Cash Surrender Value.

* Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age 74. Therefore, the Contract remains in force even though the Cash Surrender Value is zero. The $1,500.00 premium illustrated is greater than the Death Benefit Guarantee Premium for this Contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The Death Benefit, Accumulated Value and Cash Surrender Value for a Contract would be different from those shown above if the actual investment results applicable to the Contract average 6% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                              Lutheran Brotherhood Variable Insurance Products Company
                                 Flexible Premium Variable Life Insurance to Age 96
                       Male Issue Age: 30; Nonsmoker, $750.00 Annual Premium, $100,000 Face Amount
                                           Option A--Varying Death Benefit Option
                              Assumed Hypothetical Gross Annual Investment Rate of Return: 12%
       [1]            [2]               [3]           [4]             [5]              [6]             [7]           [8]
     Premiums                           Assuming Guaranteed Costs (1)(2)              Assuming Current Costs (1)(2)
     Accumul.                        ----------------------------------------    -------------------------------------------
     End of          at 5%                                           Cash                                            Cash
     Cont.         Interest            Death       Accumulated     Surrender          Death        Accumulated     Surrender
     Year          Per Year           Benefit         Value          Value           Benefit          Value          Value
  ---------     ----------------     ---------------------------------------     -------------------------------------------
      1                 788           100,534           534              0*          100,562            562              0*
      2               1,614           101,127         1,127            596           101,185          1,185            654
      3               2,483           101,783         1,783          1,300           101,877          1,877          1,394
      4               3,394           102,498         2,498          2,063           102,632          2,632          2,197
      5               4,351           103,291         3,291          2,904           103,471          3,471          3,084
      6               5,357           104,157         4,157          3,848           104,402          4,402          4,092
      7               6,412           105,105         5,105          4,873           105,422          5,422          5,190
      8               7,520           106,143         6,143          5,988           106,543          6,543          6,388
      9               8,683           107,280         7,280          7,203           107,773          7,773          7,696
     10               9,905           108,529         8,529          8,529           109,127          9,127          9,127
     11              11,188           109,951         9,951          9,951           110,667         10,667         10,667
     12              12,535           111,502        11,502         11,502           112,365         12,365         12,365
     13              13,949           113,209        13,209         13,209           114,236         14,236         14,236
     14              15,434           115,075        15,075         15,075           116,301         16,301         16,301
     15              16,993           117,119        17,119         17,119           118,580         18,580         18,580
     16              18,630           119,360        19,360         19,360           121,085         21,085         21,085
     17              20,349           121,805        21,805         21,805           123,839         23,839         23,839
     18              22,154           124,491        24,491         24,491           126,872         26,872         26,872
     19              24,050           127,431        27,431         27,431           130,213         30,213         30,213
     20              26,039           130,651        30,651         30,651           133,884         33,884         33,884
     Age
     60              52,321           185,102        85,102         85,102           197,934         97,934         97,934
     65              71,127           236,545       136,545        136,545           261,432        161,432        161,432
     70              95,130           315,708       215,708        215,708           364,019        264,019        264,019
     75             125,764           436,838       336,838        336,838           529,633        429,633        429,633

(1) Assumes a $750.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the Contract to lapse because of insufficient Cash Surrender Value.

* Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age 71. Therefore, the Contract remains in force even though the Cash Surrender Value is zero. The $750.00 premium illustrated is greater than the Death Benefit Guarantee Premium for this Contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The Death Benefit, Accumulated Value and Cash Surrender Value for a Contract would be different from those shown above if the actual investment results applicable to the Contract average 12% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                           Lutheran Brotherhood Variable Insurance Products Company
                             Flexible Premium Variable Life Insurance to Age 96
                  Male Issue Age: 45; Nonsmoker, $1,500.00 Annual Premium, $100,000 Face Amount
                                   Option A--Varying Death Benefit Option
                         Assumed Hypothetical Gross Annual Investment Rate of Return: 12%
       [1]            [2]               [3]             [4]            [5]             [6]              [7]             [8]
     Premiums                           Assuming Guaranteed Costs (1)(2)                Assuming Current Costs (1)(2)
     Accumul.                       -----------------------------------------    --------------------------------------------
     End of          at 5%                                             Cash                                          Cash
     Cont.         Interest            Death         Accumulated     Surrender         Death        Accumulated    Surrender
     Year          Per Year           Benefit          Value          Value           Benefit          Value         Value
  --------     ----------------     ----------------------------------------     --------------------------------------------
      1               1,575           101,109          1,109            254           101,188          1,188            333
      2               3,229           102,301          2,301          1,506           102,481          2,481          1,686
      3               4,965           103,596          3,596          2,861           103,892          3,892          3,157
      4               6,788           104,995          4,995          4,320           105,432          5,432          4,757
      5               8,703           106,507          6,507          5,892           107,104          7,104          6,489
      6              10,713           108,145          8,145          7,653           108,921          8,921          8,429
      7              12,824           109,911          9,911          9,542           110,901         10,901         10,532
      8              15,040           111,805         11,805         11,559           113,061         13,061         12,815
      9              17,367           113,841         13,841         13,718           115,395         15,395         15,272
     10              19,810           116,023         16,023         16,023           117,922         17,922         17,922
     11              22,376           118,429         18,429         18,429           120,716         20,716         20,716
     12              25,069           121,007         21,007         21,007           123,740         23,740         23,740
     13              27,898           123,778         23,778         23,778           127,022         27,022         27,022
     14              30,868           126,735         26,735         26,735           130,577         30,577         30,577
     15              33,986           129,899         29,899         29,899           134,434         34,434         34,434
     16              37,261           133,281         33,281         33,281           138,627         38,627         38,627
     17              40,699           136,879         36,879         36,879           143,181         43,181         43,181
     18              44,309           140,703         40,703         40,703           148,122         48,122         48,122
     19              48,099           144,753         44,753         44,753           153,493         53,493         53,493
     20              52,079           149,028         49,028         49,028           159,329         59,329         59,329
     Age
     60              33,986           129,899         29,899         29,899           134,434         34,434         34,434
     65              52,079           149,028         49,028         49,028           159,329         59,329         59,329
     70              75,170           174,054         74,054         74,054           196,829         96,829         96,829
     75             104,641           204,440        104,440        104,440           252,656        152,656        152,656


(1) Assumes a $1,500.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the Contract to lapse because of insufficient Cash Surrender Value.

* Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age 74. Therefore, the Contract remains in force even though the Cash Surrender Value is zero. The $1,500.00 premium illustrated is greater than the Death Benefit Guarantee Premium for this Contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The Death Benefit, Accumulated Value and Cash Surrender Value for a Contract would be different from those shown above if the actual investment results applicable to the Contract average 12% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                            Lutheran Brotherhood Variable Insurance Products Company
                                Flexible Premium Variable Life Insurance to Age 96
                     Male Issue Age: 30; Nonsmoker, $750.00 Annual Premium, $100,000 Face Amount
                                         Option B--Level Death Benefit Option
                             Assumed Hypothetical Gross Annual Investment Rate of Return: 12%
       [1]            [2]                [3]           [4]             [5]             [6]             [7]             [8]
     Premiums                            Assuming Guaranteed Costs (1)(2)                Assuming Current Costs (1)(2)
     Accumul.                        -----------------------------------------    --------------------------------------------
     End of          at 5%                                             Cash                                           Cash
     Cont.          Interest            Death       Accumulated     Surrender          Death        Accumulated     Surrender
     Year           Per Year           Benefit         Value          Value           Benefit          Value          Value
  ---------     ----------------     -----------------------------------------     -------------------------------------------
      1                 788           100,000            535              0*          100,000            562              0*
      2               1,614           100,000          1,129            598           100,000          1,187            656
      3               2,483           100,000          1,789          1,306           100,000          1,882          1,399
      4               3,394           100,000          2,509          2,074           100,000          2,642          2,207
      5               4,351           100,000          3,308          2,921           100,000          3,486          3,099
      6               5,357           100,000          4,184          3,874           100,000          4,424          4,115
      7               6,412           100,000          5,143          4,911           100,000          5,456          5,223
      8               7,520           100,000          6,197          6,043           100,000          6,590          6,435
      9               8,683           100,000          7,356          7,279           100,000          7,839          7,762
     10               9,905           100,000          8,632          8,632           100,000          9,217          9,217
     11              11,188           100,000         10,088         10,088           100,000         10,788         10,788
     12              12,535           100,000         11,684         11,684           100,000         12,524         12,524
     13              13,949           100,000         13,446         13,446           100,000         14,444         14,444
     14              15,434           100,000         15,383         15,383           100,000         16,570         16,570
     15              16,993           100,000         17,516         17,516           100,000         18,924         18,924
     16              18,630           100,000         19,866         19,866           100,000         21,524         21,524
     17              20,349           100,000         22,451         22,451           100,000         24,397         24,397
     18              22,154           100,000         25,308         25,308           100,000         27,578         27,578
     19              24,050           100,000         28,459         28,459           100,000         31,101         31,101
     20              26,039           100,000         31,941         31,941           100,000         35,000         35,000
     Age
     60              52,321           128,361         95,792         95,792           143,507        107,094        107,094
     65              71,127           197,039        161,508        161,508           222,139        182,081        182,081
     70              95,130           311,248        268,317        268,317           354,982        306,019        306,019
     75             125,764           473,930        442,925        442,925           547,539        511,719        511,719

(1) Assumes a $750.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the Contract to lapse because of insufficient Cash Surrender Value.

* Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age 71. Therefore, the Contract remains in force even though the Cash Surrender Value is zero. The $750.00 premium illustrated is greater than the Death Benefit Guarantee Premium for this Contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The Death Benefit, Accumulated Value and Cash Surrender Value for a Contract would be different from those shown above if the actual investment results applicable to the Contract average 12% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                               Lutheran Brotherhood Variable Insurance Products Company
                                  Flexible Premium Variable Life Insurance to Age 96
                       Male Issue Age: 45; Nonsmoker, $1,500.00 Annual Premium, $100,000 Face Amount
                                           Option B--Varying Death Benefit Option
                              Assumed Hypothetical Gross Annual Investment Rate of Return: 12%
       [1]              [2]            [3]              [4]           [5]               [6]             [7]            [8]
     Premiums                           Assuming Guaranteed Costs (1)(2)                Assuming Current Costs (1)(2)
     Accumul.                       ----------------------------------------     --------------------------------------------
     End of           at 5%                                          Cash                                            Cash
     Cont.          Interest           Death       Accumulated     Surrender           Death        Accumulated    Surrender
     Year           Per Year          Benefit         Value          Value            Benefit          Value         Value
  --------     ----------------     ----------------------------------------     ---------------------------------------------
      1               1,575           100,000          1,114            259           100,000          1,192            337
      2               3,229           100,000          2,315          1,520           100,000          2,493          1,698
      3               4,965           100,000          3,628          2,893           100,000          3,918          3,183
      4               6,788           100,000          5,053          4,378           100,000          5,480          4,805
      5               8,703           100,000          6,603          5,988           100,000          7,184          6,569
      6              10,713           100,000          8,295          7,803           100,000          9,049          8,557
      7              12,824           100,000         10,135          9,766           100,000         11,093         10,724
      8              15,040           100,000         12,129         11,883           100,000         13,339         13,093
      9              17,367           100,000         14,299         14,176           100,000         15,790         15,667
     10              19,810           100,000         16,656         16,656           100,000         18,473         18,473
     11              22,376           100,000         19,291         19,291           100,000         21,473         21,473
     12              25,069           100,000         22,166         22,166           100,000         24,767         24,767
     13              27,898           100,000         25,314         25,314           100,000         28,396         28,396
     14              30,868           100,000         28,756         28,756           100,000         32,395         32,395
     15              33,986           100,000         32,534         32,534           100,000         36,817         36,817
     16              37,261           100,000         36,691         36,691           100,000         41,720         41,720
     17              40,699           100,000         41,268         41,268           100,000         47,165         47,165
     18              44,309           100,000         46,325         46,325           100,000         53,224         53,224
     19              48,099           100,000         51,925         51,925           100,000         59,986         59,986
     20              52,079           100,000         58,150         58,150           100,000         67,551         67,551
     Age
     60              33,986           100,000         32,534         32,534           100,000         36,817         36,817
     65              52,079           100,000         58,150         58,150           100,000         67,551         67,551
     70              75,170           118,957        102,550        102,550           140,172        120,838        120,838
     75             104,641           189,284        176,901        176,901           224,374        209,695        209,695

(1) Assumes a $1,500.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the Contract to lapse because of insufficient Cash Surrender Value.

* Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age 74. Therefore, the Contract remains in force even though the Cash Surrender Value is zero. The $1,500.00 premium illustrated is greater than the Death Benefit Guarantee Premium for this Contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The Death Benefit, Accumulated Value and Cash Surrender Value for a Contract would be different from those shown above if the actual investment results applicable to the Contract average 12% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                          Appendix B

               Deferred Administrative Charges

                 Per $1,000 of Face Amount

The following tables include the maximum Deferred Administrative Charge Per $1,000 of Face Amount that will apply under a Contract. The specific maximum charge applicable to a Contract at issuance can be determined from the attached tables based upon the initial Face Amount, the Insured's Attained Age at Contract issuance, and, except for Insured's with an Attained Age under 20, whether the Insured is a smoker or nonsmoker. For an Insured with an Attained Age under 20, reference should be made to the column entitled "Standard" in each table, rather than to the columns entitled "Smoker" or "Nonsmoker".

In general, the maximum Deferred Administrative Charge applicable to a Contract will be determined from Table 1. The lower maximum charges shown in Table 2 apply to Contracts with a Face Amount that equals or exceeds $250,000 at issuance. Subsequent requested increases in Face Amount result in a total Face Amount that equals or exceeds $250,000 will qualify for the lower maximum charges shown in Table 2.

If the Face Amount is increased, an additional Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

The Deferred Administrative Charge does not apply to spouse riders.

As described in the Prospectus in the section entitled "CHARGES AND DEDUCTIONS-- Accumulated Value Charges--Decrease Charge", the sum of the Deferred Administrative Charge and the Contingent Deferred Sales Charge will equal the Decrease Charge.

                                                     Table 1
                                        Face Amounts of Less Than $250,000

                                                 Maximum Deferred
                                  Administrative Charges Per $1,000 of Face Amount

     Attained Age at Date of Issuance           Standard
      or Effective Date of Requested          (Attained Age
          Increase, As Appropriate                under 20)                Smoker                Nonsmoker
     ------------------------------------     ------------------     ------------------     ------------------
                 0-4                               $3.60
                 5-9                               $3.60
                 10-14                             $4.80
                 15-19                             $4.80
                 20-24                                                     $6.00                    $4.80
                 25-29                                                     $6.00                    $4.80
                 30-34                                                     $7.20                    $4.80
                 35-39                                                     $7.20                    $4.80
                 40-44                                                     $7.20                    $6.00
                 45-49                                                     $8.40                    $6.00
                 50-54                                                     $8.40                    $7.20
                 55-59                                                     $8.40                    $7.20
                 60-64                                                     $8.40                    $8.40
                 65-69                                                     $8.40                    $8.40
                 70-74                                                     $8.40                    $8.40
                 75-80                                                     $8.40                    $8.40

                                                   Table 2
                                        Face Amounts of $250,000 or More

                                                 Maximum Deferred
                                   Administrative Charges Per $1,000 of Face Amount
      Attained Age at Date of Issuance          Standard
       or Effective Date of Requested         (Attained Age
           Increase, As Appropriate              under 20)                 Smoker               Nonsmoker
     ------------------------------------     ------------------     ------------------     ------------------
                      0-4                          $2.40
                      5-9                          $2.40
                    10-14                          $3.60
                    15-19                          $3.60
                    20-24                                                   $4.80                 $3.60
                    25-29                                                   $4.80                 $3.60
                    30-34                                                   $6.00                 $3.60
                    35-39                                                   $6.00                 $3.60
                    40-44                                                   $6.00                 $4.80
                    45-49                                                   $6.00                 $4.80
                    50-54                                                   $6.00                 $6.00
                    55-59                                                   $6.00                 $6.00
                    60-64                                                   $6.00                 $6.00
                    65-69                                                   $6.00                 $6.00
                    70-74                                                   $6.00                 $6.00
                    75-80                                                   $6.00                 $6.00


                 [This page intentionally left blank]


                           Appendix C

             Initial Monthly Administrative Charges

                    Per $1,000 of Face Amount

The following tables include the Initial Monthly Administrative Charge for $1,000 of Face Amount that will apply under a Contract. The specific charge applicable to a Contract at issuance can be determined from the attached tables based upon the initial Face Amount, the Insured's Attained Age at Contract issuance, and, except for Insureds with an Attained Age under 20, reference should be made to the column entitled "Standard" in each table, rather than to the columns entitled "Smoker" or "Nonsmoker".

In general, the Initial Monthly Administrative Charge applicable to a Contract will be determined from Table 1. The lower charges shown in Table 2 apply to Contracts with a Face Amount that equals or exceeds $250,000 at issuance. Subsequent increases in Face Amount that result in a total Free Amount that equals or exceeds $250,000, will qualify for the lower charges shown in Table 2.

If the Face Amount is increased, an additional Initial Monthly
Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

If a spouse rider providing life insurance benefits on the Insured's spouse is included in the original Contract or added subsequently, an additional Initial Monthly Administrative Charge will be calculated for the spouse rider in an amount determined in the same manner as for the initial Face Amount, except that the spouse's Attained Age and smoker or nonsmoker status on the effective date of the rider will be used. For a spouse with an Attained Age under 20, reference should be made to the column entitled "Standard", rather than to the columns entitled "Smoker" or "Nonsmoker". Spouse riders do not qualify for the lower rates in Table 2.

                                              Table 1
                                 Face Amounts of Less Than $250,000

                               Initial Monthly Administrative Charges
                                      Per $1,000 of Face Amount

     Attained Age at Date of Issuance            Standard
      or Effective Date of Requested           (Attained Age
          Increase, As Appropriate                under 20)               Smoker                Nonsmoker
     ------------------------------------     ------------------     ------------------     ------------------
                   0-4                             $0.03
                   5-9                             $0.03
                 10-14                             $0.04
                 15-19                             $0.04
                 20-24                                                      $0.05                 $0.04
                 25-29                                                      $0.05                 $0.04
                 30-34                                                      $0.06                 $0.05
                 35-39                                                      $0.06                 $0.04
                 40-44                                                      $0.06                 $0.05
                 45-49                                                      $0.07                 $0.05
                 50-54                                                      $0.07                 $0.06
                 55-59                                                      $0.07                 $0.06
                 60-64                                                      $0.07                 $0.07
                 65-69                                                      $0.07                 $0.07
                 70-74                                                      $0.07                 $0.07
                 75-80                                                      $0.07                 $0.07

                                                  Table 2
                                     Face Amounts of $250,000 or More

                                   Initial Monthly Administrative Charges
                                           Per $1,000 of Face Amount

       Attained Age at Date of Issuance          Standard
        or Effective Date of Requested         (Attained Age
            Increase, As Appropriate              under 20)               Smoker                Nonsmoker
     ------------------------------------     ------------------     ------------------     ------------------
                      0-4                         $0.02
                      5-9                         $0.02
                    10-14                         $0.03
                    15-19                         $0.03
                    20-24                                                  $0.04                    $0.03
                    25-29                                                  $0.04                    $0.03
                    30-34                                                  $0.05                    $0.03
                    35-39                                                  $0.05                    $0.03
                    40-44                                                  $0.05                    $0.04
                    45-49                                                  $0.05                    $0.04
                    50-54                                                  $0.05                    $0.05
                    55-59                                                  $0.05                    $0.05
                    60-64                                                  $0.05                    $0.05
                    65-69                                                  $0.05                    $0.05
                    70-74                                                  $0.05                    $0.05
                    75-80                                                  $0.05                    $0.05


                 Insert 1615 LB Series Fund Here.


                          ARBITRATION AGREEMENT

Applications for variable life insurance and variable annuity contracts issued by Lutheran Brotherhood Variable Insurance Products Company (LBVIP) are subject to an Arbitration Agreement between Contract Owners and LBVIP and Lutheran Brotherhood Securities Corp. to submit disputes to arbitration. That agreement reads as follows:

I agree to arbitrate any disputes between Lutheran Brotherhood Variable Insurance Products Company (LBVIP), Lutheran Brotherhood Securities Corp. and me. I specifically agree and recognize that all controversies which may arise between LBVIP, Lutheran Brotherhood Securities Corp., its agents, representatives or employees and me, concerning any transaction, account or the interpretation, performance or breach of this agreement between LBVIP, Lutheran Brotherhood Securities Corp. and me will be determined by arbitration to the full extent provided by law. Such arbitration will be in accordance with the rules then in effect of the National Association of Securities Dealers, Inc.

I further understand and agree that:

1. Arbitration is final and binding on all parties.

2. I am waiving my right to seek remedies in court, including the right to a jury trial.

3. Pre-arbitration discovery is generally more limited than and different from court proceedings.

4. The arbitrators' award is not required to include factual findings or legal reasoning and any party's right to appeal or seek modification of rulings by the arbitrators is strictly limited.

5. The panel of arbitrators will typically include a minority of arbitrators who are affiliated with the securities industry.

        (This page is not a part of the prospectuses.)


Diversifying Your Insurance Portfolio Through

Variable Universal Life

Investments in different asset categories react differently to changes in the economy. The same economic condition that causes one asset to become more valuable may cause another to become less valuable. By diversifying your investment dollars among several categories--fixed income, equities and cash equivalents--you can reduce your overall risk. In addition, investing for the long term allows your assets to weather multiple market cycles, allowing more time for capital appreciation. This reduces the risk of selling the assets for less than your original investment.

Shown below are samples of three diversified portfolios. Each is structured with a different objective in mind. As the investor, it is important for you to determine your primary goals and objectives, and structure your portfolio accordingly.

Pie Chart goes here

Income               55%
Money Market         15%
Growth               25%
High Yield            5%

CONSERVATIVE
PORTFOLIO

This portfolio has income and preservation of capital as its primary objectives. The allocation to money market instruments would provide stability, while income-oriented investments such as high-quality bonds would provide income. This portfolio should also include growth-oriented and high-yield (junk) bond investments in order to maintain a hedge against inflation.

Pie Chart goes here

Growth               50%
Money Market         10%
Income               30%
High Yield           10%

MODERATE
PORTFOLIO

The moderate investment port-folio provides a balance of growth and income-oriented investments. This portfolio would experience more volatility than the conservative portfolio due to its higher concentration in growth-oriented and high-yield (junk) bond investments. However, it also provides the investor with greater potential earnings and growth.

Pie Chart goes here

Growth               70%
Money Market          5%
Income               10%
High Yield           15%

AGGRESSIVE
PORTFOLIO

This portfolio has long-term growth as its primary objective. With the majority of assets invested in growth-oriented investments and high-yield (junk) bonds, the aggressive investment portfolio would experience the most volatility of our three examples. However, by including both money market instruments and fixed income investments, it has an element of stability that a portfolio invested solely in growth-oriented investments would not have. Over the long term, this portfolio offers the greatest potential return.



This page does not constitute part of the prospectuses.

                  6 Boxes centered here


                                                        BULK RATE
                                                       U.S. Postage
                                                          PAID
                                                         Lutheran
                                                       Brotherhood



No person has been given the authority to give any information or to make any representations other than those contained in these Prospectuses. If given or made, such information or representations must not be relied upon as having been authorized. These Prospectuses do not constitute an offer to any person in a state where it is unlawful to make such as offer.


        Distributed by Lutheran Brotherhood Securities Corp.

                     Logo Centered Here
                    LUTHERAN BROTHERHOOD
                     VARIABLE INSURANCE
                      PRODUCTS COMPANY
                  625 Fourth Avenue South
                Minneapolis, Minnesota 55415


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